File No. 33-30156

     As filed with the Securities and Exchange Commission on April 14,  2009

================================================================================



                       SECURITIES AND EXCHANGE COMMISSION

                             Washington, D.C. 20549


                                    FORM N-1A


                        REGISTRATION STATEMENT UNDER THE

                    [X]      SECURITIES ACT OF 1933


                    [ ] Pre-Effective Amendment No.



                    [X] Post-Effective Amendment No. 28



                                   and/or


                        REGISTRATION STATEMENT UNDER THE

                    [X]  INVESTMENT COMPANY ACT OF 1940



                    [X] Amendment No. 28


                        (Check appropriate box or boxes)



                         OneAmerica(R) Funds, Inc.

                           (Exact Name of Registrant)



                One American Square, Indianapolis, Indiana 46282

                    (Address of Principal Executive Offices)



              Insurance Company's Telephone Number: (317) 285-1877


     Richard M. Ellery, Esq., One American Square, Indianapolis, Indiana 46282

                     (Name and Address of Agent for Service)


Title of Securities Being Registered:  Shares of common stock



It is proposed that this filing will become effective (Check appropriate Space)


                  immediately upon filing pursuant to paragraph (b) of Rule 485

_____



 X
_____             on May 1, 2009 pursuant to paragraph (b) of Rule 485




                  60 days after filing pursuant to paragraph (a)(1) of Rule 485

_____


_____             on       (date)       pursuant to paragraph (a)(1) of Rule 485


_____             75 days after filing pursuant to paragraph (a)(2)


_____             on      (date)   pursuant to paragraph (a)(2) of Rule 485


_____             this post-effective  amendment  designates  a  new  effective date for a previously filed amendment.

                                 Prospectus For
                           OneAmerica Funds(R), Inc.

                  Products and financial services provided by:
                   American United Life Insurance Company(RO
                            a OneAmerica(R) Company
                P.O. Box 6148, Indianapolis, Indiana 46206-6148
                           Telephone: (800) 249-6269

                                  May 1, 2009

                             OneAmerica(R) Funds, Inc.
                        Class O and Advisor Class Shares

                               One American Square
                           Indianapolis, Indiana 46282

                                 (800) 249-6269

OneAmerica(R) Funds, Inc. (the "Fund") is an open-end management investment company consisting of five (5) separate Portfolios:

        OneAmerica(R) Asset Director Portfolio
        OneAmerica(R) Investment Grade Bond Portfolio
        OneAmerica(R) Money Market Portfolio
        OneAmerica(R) Value Portfolio
        OneAmerica(R) Socially Responsive Portfolio


Each Portfolio has its own investment objectives and policies, which are described later in this prospectus. This prospectus describes the Class O and Advisor Class shares of common stock of the Portfolios, which are sold only to separate accounts of American United Life Insurance Company(R) ("AUL" or "Advisor") to fund investments in variable life and variable annuity contracts issued by AUL. The separate accounts of AUL buy and sell shares of the Portfolios according to instructions given by owners or participants in the contracts. The rights of owners and participants are described in the contracts or the certificates for those contracts and in the prospectus for the contracts.

This prospectus should be read in conjunction with the separate account's prospectus describing the contracts. Please read both prospectuses and retain them for future reference.

Neither the SEC nor any state securities commission has approved or disapproved these securities or found that this prospectus is accurate or complete. Any representation to the contrary is a criminal offense.

                                   May 1, 2009




                                                           TABLE OF CONTENTS



Description                                                                                                                     Page




THE PORTFOLIOS................................................................................................................. 3

  Portfolio Holdings..........................................................................................................  3

  The Asset Director Portfolio..................................................................................................3

  The Investment Grade Bond Portfolio.......................................................................................... 4

  The Money Market Portfolio................................................................................................... 6

  The Socially Responsive Portfolio............................................................................................ 8

  The Value Portfolio..........................................................................................................10

FINANCIAL HIGHLIGHTS.......................................................................................................... 13


GENERAL INFORMATION ABOUT THE FUND............................................................................................ 23

Management of the Fund........................................................................................................ 23

The Investment Advisor--American United Life Insurance Company(R)............................................................. 23

The Portfolio Managers........................................................................................................ 23

  The Asset Director Portfolio...............................................................................................  23

  The Investment Grade Bond Portfolio......................................................................................... 23

  The Money Market Portfolio.................................................................................................. 24

  The Socially Responsive Portfolio........................................................................................... 24

  The Value Portfolio......................................................................................................... 24

ABUSIVE TRADING PRACTICES..................................................................................................... 24

 Late Trading................................................................................................................. 24

 Market Timing................................................................................................................ 24

FURTHER PORTFOLIO INFORMATION; INVESTMENTS; INVESTMENT STRATEGIES AND RISKS................................................... 25

Investments and Investment Strategies......................................................................................... 25

  The Asset Director Portfolio................................................................................................ 25

  The Investment Grade Bond Portfolio......................................................................................... 25

  The Money Market Portfolio.................................................................................................. 25

  The Socially Responsive Portfolio........................................................................................... 25

  The Value Portfolio......................................................................................................... 25

General Risks................................................................................................................. 26

 Market Risk.................................................................................................................. 26

 Socially Responsive Investing Risks.......................................................................................... 26

 Interest Rate Risk........................................................................................................... 26

 Credit Risk.................................................................................................................. 26

 Derivatives Risk............................................................................................................. 26

Defensive Strategy............................................................................................................ 27

PURCHASE AND REDEMPTION OF SHARES............................................................................................. 27

 Net Asset Value.............................................................................................................. 27

 Classes of Shares - Class O and

  Advisor Class Shares ....................................................................................................... 28

 Distribution and Servicing (12b-1) Plans..................................................................................... 28


TAXATION...................................................................................................................... 28




                                 The Portfolios



Portfolio Holdings

A description of the Fund's policies and procedures with respect to the disclosure of the Fund's Portfolio securities is available in the Fund's Statement of Additional Information, which is available upon request.


The Asset Director Portfolio

The investment objective of the Asset Director Portfolio is to provide a high total return consistent with prudent investment risk. The investments of the Portfolio are not limited to one type of investment as it purchases publicly traded common stocks, fixed income securities, and money market instruments. The makeup of the Portfolio changes, based on the Advisor's evaluation of economic and market trends and the expected total return from a particular type of security. Therefore, up to 100 percent of the Portfolio may be invested in any one type of investment such as common stocks, fixed income securities, or money market instruments.

Because of the Portfolio's flexible investment policy, Portfolio turnover may be greater than for a Portfolio that does not allocate assets among various types of securities, which may increase the Portfolio's expenses.

The Portfolio can invest up to 10 percent of its assets in fixed income securities that are rated below investment grade ("junk bonds").

An investment in the Portfolio involves investment risk, including possible loss of the principal amount invested. The Portfolio is subject to market risk, which is the risk that the market value of a Portfolio security may move up and down, sometimes rapidly and unpredictably. This risk may be particularly acute for the Portfolio's investments in common stocks and other types of equity securities. The Portfolio also is subject to interest rate risk, which is the risk that changes in interest rates will affect the value of its investments. In particular, the Portfolio's investments in fixed income securities generally will change in value inversely with changes in interest rates. Longer-term bonds typically demonstrate the greatest change in value in response to changes in interest rates. Also, an investment by the Portfolio in fixed income securities generally will expose the Portfolio to credit risk, which is the risk that the issuer of a security will default or not be able to meet its financial obligations. Investments in junk bonds are subject to credit risk to a greater degree than higher rated, investment grade securities.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The bar chart and table immediately following provide some indication of the risks of investing in the Asset Director Portfolio by showing changes in its performance from year to year and by comparing its average annual returns for one (1), five (5) and ten (10) years to two (2) broad measures of market performance. The bar chart immediately following shows performance of the Portfolio's Class O shares only, because the Portfolio did not offer Advisor Class shares for the entire period shown.

[Bar chart inserted with returns printed above each year's column.]



Numbers to be inserted are:


                                       for 1999:  -0.8%
                                       for 2000:  15.7%
                                       for 2001:  10.6%
                                       for 2002:  -2.6%
                                       for 2003:  27.5%
                                       for 2004:  11.5%
                                       for 2005:   7.7%
                                       for 2006:  10.5%
                                       for 2007:   5.1%
                                       for 2008:  -25.4




During this ten (10) year time period, the Class O shares' highest return for any quarter was 12.7 percent, which occurred in the 2nd quarter of 2003 and the lowest return for a quarter was -16.0 percent in the 4th quarter of 2008.

Since the inception of the Advisor Class, the Advisor shares' highest return for any quarter was 12.6 percent, which occurred in the 2nd quarter of 2003 and the lowest return for a quarter was -16.1 percent in the 4th quarter of 2008.


Performance numbers shown in the Average Annual Total Returns table demonstrate the average annual total return of the Portfolio as of December 31, 2008, compared to the Standard & Poors 500 Composite Stock Price Index (the "S&P 500(R)" and the Barclays Capital U.S. Aggregate Index for one (1), five (5), and ten (10) years. Investors cannot directly invest in an index and unlike the Portfolio; an index is unmanaged and does not incur transaction or other expenses. Performance information for the Advisor Class shares represents performance for the Portfolio's Class O shares, adjusted to reflect distribution and/or service (12b-1) fees and other expenses paid by the Advisor Class shares. Although Class O and the Advisor Class shares would have similar annual returns (because all the Portfolio's shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Class O performance because of the lower expenses paid by Class O shares. The information does not reflect charges and fees associated with a separate account that invests in the Portfolio or any insurance contract for which the Portfolio is an investment option. These charges and fees will reduce returns. How the Portfolio has performed in the past is not an indication of its future performance.






                                                      Average Annual Total Returns as of December 31, 2008
                                                  One Year                  Five Years                Ten Years

Asset Director Class O                           -25.44%                       0.79%                    5.07%
Asset Director Advisor Class                     -25.74%                       0.50%                    4.76%
S&P 500(R)                                       -37.00%                      -2.19%                   -1.38%
Barclays Capital U.S. Aggregate Index              5.24%                       4.65%                    5.63%





                Portfolio Expenses

The following table describes the fees and expenses that you may pay if you invest in the Portfolio. Class O Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Management Fees                                  0.50%
Other Expenses*                                  0.10%
Total Annual Portfolio Operating Expenses*       0.60%


* For the current fiscal year, Other Expenses paid by the Portfolio are expected to be limited to 0.50 percent, and Total Annual Portfolio Operating Expenses, after fee waivers and expense reimbursements, cannot exceed 1.00 percent. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.


Advisor Class Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Management Fees                                   0.50%
Distribution and/or Service (12b-1) Fees          0.30%
Other Expenses*                                   0.10%
Total Annual Portfolio Operating Expenses*        0.90%

* For the current fiscal year, Other Expenses paid by the Portfolio are expected to be limited to 0.50 percent, and Total Annual Portfolio Operating Expenses, after fee waivers and expense reimbursements, cannot exceed 1.30 percent. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

Expense  Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Portfolio's operating expenses remain the same. If separate account and/or insurance contract fees and charges were reflected, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:









        Portfolio Share Class            1 Year      3 Years    5 Years  10 Years

Asset Director Class O                   $  61        $ 192     $ 334    $   747
Asset Director Advisor Class             $  92        $ 287     $ 499    $ 1,107





The Investment Grade Bond Portfolio


The primary investment objective of the Investment Grade Bond Portfolio is to provide a high level of current income consistent with prudent investment risk. A secondary investment objective is to provide capital appreciation to the extent consistent with the primary objective. To achieve these objectives, the Portfolio primarily invests in income producing securities such as corporate bonds, U.S. government debt securities, convertible bonds, mortgage and asset backed securities, and preferred stocks.

The Portfolio may invest in bonds of any maturity. The average maturity and type of bonds in the Portfolio change based on the Advisor's view of market conditions and the likelihood of a change in interest rates for different types of bonds the Portfolio buys.


The Advisor believes that having mostly investment grade bonds in the Portfolio generally decreases the risk from the risk of losing principal and interest. However, if the Advisor feels that it can take advantage of higher yields offered by bonds that are not investment grade ("junk bonds"), the Portfolio may invest up to 10 percent of its assets in such bonds. Bonds that are not investment grade have a higher risk of losing principal and interest than investment grade bonds.

The Fund has adopted a policy to invest, under normal circumstances, at least 80 percent of the value of the Portfolio's assets in investment grade bonds. The Fund has adopted a policy to provide the Fund's shareholders with at least sixty
(60) days prior notice of any change in this policy.

An investment in the Portfolio involves investment risk, including possible loss of the principal amount invested. The

Portfolio is subject to market risk, which is the risk that the market value of a Portfolio security may move up and down, sometimes rapidly and unpredictably. The Portfolio is also subject to interest rate risk, which is the risk that changes in interest rates will affect the value of its investments. In particular, the Portfolio's investments in fixed income securities generally will change in value inversely with changes in interest rates. Longer-term bonds typically demonstrate the greatest change in value in response to changes in interest rates. Also, an investment by the Portfolio in fixed income securities generally will expose the Portfolio to credit risk, which is the risk that the issuer of a security will default or not be able to meet its financial obligations. Investments in junk bonds are subject to credit risk to a greater degree than more highly-rated investment grade securities.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The bar chart and table immediately following provide some indication of the risks of investing in the Investment Grade Bond Portfolio by showing changes in its performance from year to year and by comparing its average annual returns for one (1), five (5) and ten (10) years to a broad measure of market performance. The bar chart immediately following shows performance of the Portfolio's Class O shares only, because the Portfolio did not offer Advisor Class shares for the entire period shown.



Numbers to be inserted are:            for 1999:   -1.1%
                                       for 2000:   10.8%
                                       for 2001:    7.1%
                                       for 2002:    7.9%
                                       for 2003:    4.9%
                                       for 2004:    4.1%
                                       for 2005:    2.1%
                                       for 2006:    3.8%
                                       for 2007:    6.4%
                                       for 2008:    0.95%


During this ten (10) year time period, the Class O shares' highest return for any quarter was 4.1 percent, which occurred in the 3rd quarter of 2001 and the lowest return for a quarter was -2.2 percent in the 2nd quarter of 2004.

Since the inception of the Advisor Class, the Advisor Class shares' highest return for any quarter was 3.3 percent, which occurred in the 3rd quarter of 2006 and the lowest return for a quarter was -2.2 percent in the 2nd quarter of 2004.

Performance numbers shown in the Average Annual Total Returns table demonstrate the average annual total return of the Portfolio as of December 31, 2008, compared to the Barclays Capital U.S. Aggregate Index for one (1), five (5), and ten (10) years. The Barclays Capital U.S. Aggregate Index is a broad capitalization-weighted benchmark of U.S. investment grade bond performance. The Barclays Capital U.S. Aggregate Index includes all investment grade U.S. bond issues (government, corporate, mortgage-backed and asset-backed) with a minimum of $250 million par value and that have at least one (1) year remaining to maturity. Investors cannot directly invest in an index and unlike the Portfolio, an index is unmanaged and does not incur transaction or other expenses. Performance information for the Advisor Class shares represents performance for the Portfolio's Class O shares, adjusted to reflect distribution and/or service (12b-1) fees and other expenses paid by the Advisor Class shares. Although Class O and the Advisor Class shares would have similar annual returns (because all the Portfolio's shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Class O performance because of the lower expenses paid by Class O shares. The information does not reflect charges and fees associated with a separate account that invests in the Portfolio or any insurance contract for which the Portfolio is an investment option. These charges and fees will reduce returns. How the Portfolio has performed in the past is not an indication of its future performance.






                                                        Average Annual Total Returns as of December 31, 2008
                                                  One Year                  Five Years                Ten Years

Investment Grade Bond Class O                     -0.95%                       3.08%                    4.45%
Investment Grade Bond Advisor Class               -1.25%                       2.78%                    4.14%
Barclays Capital U.S. Aggregate Index              5.24%                       4.65%                    5.63%



                               Portfolio Expenses

The following table describes the fees and expenses that you may pay if you invest in the Portfolio.

Class O Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Management Fees                                    0.50%
Other Expenses*                                    0.14%
Total Annual Portfolio Operating Expenses*         0.64%

* For the current fiscal year, Other Expenses paid by the Portfolio are expected to be limited to 0.50 percent, and Total Annual Portfolio Operating Expenses, after fee waivers and expense reimbursements, cannot exceed 1.00 percent. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

Advisor Class Annual Portfolio Operating Expenses

(expenses that are deducted from Portfolio assets)

Management Fees                                     0.50%
Distribution and/or Service (12b-1) Fees            0.30%
Other Expenses*                                     0.14%
Total Annual Portfolio Operating Expenses*          0.94%

* For the current fiscal year, Other Expenses paid by the Portfolio are expected to be limited to 0.50 percent, and Total Annual Portfolio Operating Expenses, after fee waivers and expense reimbursements, cannot exceed 1.30 percent. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

Expense Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Portfolio's operating expenses remain the same. If separate account and/or insurance contract fees and charges were reflected, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:









        Portfolio Share Class            1 Year      3 Years    5 Years  10 Years


Investment Grade Bond Class O           $ 65         $ 204      $ 356    $   795
Investment Grade Bond Advisor Class     $ 96         $ 300      $ 520    $ 1,154




The Money Market Portfolio


The investment objective of the Money Market Portfolio is to provide current income while preserving assets and maintaining liquidity and investment quality. To do this, the Portfolio invests in short-term money market instruments of the highest quality that the Advisor has determined present minimal credit risk. The Portfolio invests only in money market instruments denominated in U.S. dollars that mature in thirteen (13) months or less from the date of purchase.

The Portfolio is subject to interest rate risk, which is the risk that changes in interest rates will affect the value of its investments. Investments in fixed income securities generally will change in value inversely with changes in interest rates. However, fixed income securities with shorter terms to maturity, like those in which the Portfolio invests, typically demonstrate smaller changes in value in response to changes in interest rates than do longer-term securities. Also, an investment by the Portfolio in money market instruments will expose the Portfolio to credit risk, which is the risk that the issuer of a security will default or not be able to meet its financial obligations. However, the Portfolio invests only in high-quality instruments that the Advisor has determined present minimal credit risk.

An investment in this Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other governmental agency. Although the Portfolio seeks to preserve the value of its investment at $1 per share, it is possible to lose principal by investing in the Portfolio.

The bar chart and table immediately following provide some indication of the risks of investing in the Money Market Portfolio by showing changes in its performance from year to year and by comparing its average annual returns for one (1), five (5) and ten (10) years to a broad measure of market performance. The bar chart immediately following shows performance of the Portfolio's Class O shares only, because the Portfolio did not offer Advisor Class shares for the entire period shown.

[Bar chart inserted with returns printed above each year's column.]



Numbers to be inserted are:            for 1999:   4.6%
                                       for 2000:   5.9%
                                       for 2001:   3.5%
                                       for 2002:   1.2%
                                       for 2003:   0.6%
                                       for 2004:   0.9%
                                       for 2005:   2.7%
                                       for 2006:   4.6%
                                       for 2007:   4.8%
                                       for 2008:   2.1%

During this ten (10) year time period, the Class O shares' highest return for any quarter was 1.5 percent, which occurred in the 4th quarter of 2000 and the lowest return for a quarter was 0.1 percent in the 1st quarter of 2004.

Since the inception of the Advisor Class, the Advisor Class shares' highest return for any quarter was 1.1 percent, which occurred in the 4th quarter of 2006 and the lowest return for a quarter was 0.0 percent in the 1st quarter of 2004.

Performance numbers shown in the Average Annual Total Returns table demonstrate the average annual total return of the Portfolio as of December 31, 2008, compared to the return on 90-Day Treasury Bills for one (1), five (5) and ten
(10) years. Performance information for the Advisor Class shares represents performance for the Portfolio's Class O shares, adjusted to reflect distribution and/or service (12b-1) fees and other expenses paid by the Advisor Class shares. Although Class O and the Advisor Class shares would have similar annual returns (because all the Portfolio's shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Class O performance because of the lower expenses paid by Class O shares. The information does not reflect charges and fees associated with a separate account that invests in the Portfolio or any insurance contract for which the Portfolio is an investment option. These charges and fees will reduce returns. How the Portfolio has performed in the past is not an indication of its future performance.









                                                         Average Annual Total Returns as of December 31, 2008
                                                  One Year                  Five Years                Ten Years

Money Market Class O                               2.15%                      3.02%                     3.08%
Money Market Advisor Class                         1.85%                      2.71%                     2.77%
90-Day Treasury Bill                               2.06%                      3.25%                     3.45%





For the seven (7) day period ended December 31, 2008, the current yield for the Portfolio was 0.895 percent and the effective yield was 0.891 percent.




          Portfolio Expenses

The following table describes the fees and expenses that you may pay if you invest in the Portfolio.


Class O Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

Management Fees                                        0.40%
Other Expenses*                                        0.09%
Total Annual Portfolio Operating Expenses*             0.49%

* For the current fiscal year, Other Expenses paid by the Portfolio are expected to be limited to 0.60 percent, and Total Annual Portfolio Operating Expenses, after fee waivers and expense reimbursements, cannot exceed 1.00 percent. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.


Advisor Class Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

Management Fees                                        0.40%
Distribution and/or Service (12b-1) Fees               0.30%
Other Expenses*                                        0.09%
Total Annual Portfolio Operating Expenses*             0.79%

* For the current fiscal year, Other Expenses paid by the Portfolio are expected to be limited to 0.60 percent, and Total Annual Portfolio Operating Expenses, after fee waivers and expense reimbursements, cannot exceed 1.30 percent. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

Expense Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Portfolio's operating expenses remain the same. If separate account and/or insurance contract fees and charges were reflected, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:








        Portfolio Share Class            1 Year      3 Years    5 Years  10 Years

Money Market Class O                     $ 50        $ 157      $ 273     $   614
Money Market Advisor Class               $ 80        $ 252      $ 437     $   974

U.S. Treasury Temporary Guarantee Program for Money Market Funds

The U.S. Treasury Department has established a Temporary Guarantee Program for Money Market Funds ("Program"). The OneAmerica Money Market Portfolio is participating in the Program. The Program's guarantee only covers shareholders in participating money market funds as of the close of business on September 19, 2008 ("Eligible Shareholders") and does not protect shareholders who were not shareholders of a participating money market fund as of the close of business on September 19, 2008. Any increase in the number of shares an investor holds after the close of the business on September 19, 2008 will not be guaranteed. The Program, subject to certain conditions, guarantees that Eligible Shareholders will receive $1.00 for each money market fund share held. The guarantee applies if a participating money market fund's net asset value per share falls below $0.995 and the fund subsequently decides to liquidate ("Guarantee Event").

The number of shares of each Eligible Shareholder covered by the Program will be the lesser of either the number of shares owned by the Eligible Shareholder on September 19, 2008, or the number of shares owned by the Eligible Shareholder on the date of the Guarantee Event. If, due to purchases or sales of shares during the Program period, the number of shares held by an Eligible Shareholder fluctuates, the Eligible Shareholder will be covered for the number of shares held as of the close of business on September 19, 2008, or the number of shares held on the date of the Guarantee Event, whichever is less.

The Program was originally set to expire on December 18, 2008, but was extended to April 30, 2009. It has subsequently been extended again to September 19, 2009, but the Fund's Board of Directors decided to discontinue the Fund's participation in the Program after April 30, 2009. The Fund's Board of Directors previously decided to continue participation in the Program when it was extended to April 30, 2009, and for this extension, the Fund paid a fee of $39,693.12. The cost of this participation fee was borne by the participants in the Money Market portfolio and is included in the "Other Expenses" total shown in the Portfolio Expenses table. Additional information regarding the Program is available on the Treasury's Department's website at www.ustreas.gov.

The Socially Responsive Portfolio

The primary investment objective of the Socially Responsive Portfolio is long-term capital appreciation. The Portfolio seeks current investment income as a secondary objective. In pursuit of its objectives, the Portfolio primarily invests in equity securities that are selected based on fundamental investment research and long-term growth prospects, attractive relative valuations and sensitivity to socially responsible principles. The Portfolio may invest in companies of any size and may change composition between small, medium and large companies depending on the outlook for the economic environment and the markets.

The Portfolio focuses on securities of companies that are sensitive to socially responsible principles. In particular, the Portfolio will typically avoid investments in the following types of companies:

     o    Companies that are engaged in the manufacture of tobacco;

     o Companies that derive a significant portion of their revenues from the manufacture of alcohol;

     o    Companies that are involved in gambling as a primary line of business;

     o    Companies whose activities  include direct  participation in abortion;
          and

     o Companies that derive a significant portion of their revenues from activities that promote pornography.

Although the Portfolio intends to primarily invest in equity securities, it may also invest in other instruments such as preferred stock, convertible and non-convertible debt securities, options and money market instruments.

An investment in the Portfolio involves investment risk, including possible loss of the principal amount invested. The Portfolio is subject to market risk, which is the risk that the market value of its holdings may move up and down, sometimes rapidly and unpredictably. This risk may be particularly acute for the Portfolio's investments in common stocks and other types of equity securities. Risks associated with equities of smaller and medium-sized companies may be greater than that of larger companies, especially during periods of economic uncertainty. Investments in foreign companies may also pose a greater risk to the Portfolio as the value of foreign companies may be affected by political, economic and social developments in foreign countries and fluctuations in currency exchange rates.

The Portfolio is also subject to socially responsible investing risk, which is the risk that, due to the inclusion of social criteria in selecting securities, the return of the Portfolio may be lower than if investment decisions were based solely on investment considerations. The Portfolio may entail interest rate risk, which is the risk that changes in interest rates will affect the value of its investments. In particular, the Portfolio's investments (if any) in fixed income securities generally will change in value inversely with changes in interest rates. In addition, an investment by the Portfolio in fixed income securities generally will expose the Portfolio to credit risk, which is the risk that the issuer of a security will default or not be able to meet its financial obligations.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.


The bar chart and table immediately following provide some indication of the risks of investing in the Socially Responsive Portfolio by showing changes in its performance from year to year and by comparing its average annual return for one (1) year to a broad measure of market performance.




[Bar chart inserted with returns printed above each year's column.]



Numbers to be inserted are:            for 2007:    3.5%
                                       for 2008:  -36.8%



Since the inception of the Class O shares, the Class O shares' highest total return for any quarter was 8.2 percent, which occurred in the 2nd quarter of 2007 and the lowest return for a quarter was -24.2 percent in the 4th quarter of 2008.

Since the inception of the Advisor Class, the Advisor Class shares' highest return for any quarter was 8.1 percent, which occurred in the 2nd quarter of 2007 and the lowest return for a quarter was -24.3 percent in the 4th quarter of 2008.


Performance numbers shown in the Average Annual Total Returns table demonstrate the average annual total return of the Portfolio as of December 31, 2007, compared to the S&P 500(R) for one (1) year. The S&P 500(R) is a capitalization-weighted benchmark of common stock performance. The S&P 500(R) includes 500 of the largest stocks (in terms of market value) in the United States. Investors cannot directly invest in an index and unlike the portfolio, an index is unmanaged and does not incur transaction or other expenses. Performance information for the Advisor Class shares represents performance for the Portfolio's Class O shares, adjusted to reflect distribution and/or service (12b-1) fees and other expenses paid by the Advisor Class shares. Although Class O and the Advisor Class shares would have similar annual returns (because all the Portfolio's shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Class O performance because of the lower expenses paid by Class O shares. The information does not reflect charges and fees associated with a separate account that invests in the Portfolio or any insurance contract for which the Portfolio is an investment option. These charges and fees will reduce returns. How the Portfolio has performed in the past is not an indication of its future performance.



               Average Annual Total Return as of December 31, 2008
                                         One Year
                                           -36.8%
Socially Responsive Class O                -37.06%
Socially Responsive Advisor Class          -37.00%
S&P 500(R)



                               Portfolio Expenses



Portfolio Expenses


The following table describes the fees and expenses that you may pay if you invest in the Portfolio. Please note that the expenses are subsidized by the Adviser and that actual expenses born by the participant are 1.2 percent for Class O and 1.5 percent for the Advisor Class:


Class O Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

Management Fees                                       0.70%
Other Expenses*                                       2.04%
Waiver of Expenses                                    1.54%
Total Annual Portfolio Operating Expenses*            1.20%

* For the current fiscal year, Other Expenses paid by the Portfolio are expected to be limited to 0.50 percent, and Total Annual Portfolio Operating Expenses, after fee waivers and expense reimbursements, will not exceed 1.20 percent (the "fee cap"). Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time. The Investment Advisor may recoup any fee waivers in subsequent years, up to five (5) years following when the fee waiver occurred, up to the fee cap for Total Annual Portfolio Operating Expenses.

Advisor Class Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

Management Fees                                       0.70%
Distribution and/or Service (12b-1) Fees              0.30%
Other Expenses*                                       2.07%
Waiver of Expenses                                    1.57%
Total Annual Portfolio Operating Expenses*            1.50%

* For the current fiscal year, Other Expenses paid by the Portfolio are expected to be limited to 0.50 percent, and Total Annual Portfolio Operating Expenses, after fee waivers and expense reimbursements, will not exceed 1.50 percent (the "fee cap"). Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time. The Investment Advisor may recoup any fee waivers in subsequent years, up to five (5) years following when the fee waiver occurred, up to the fee cap for Total Annual Portfolio Operating Expenses.

Expense Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Portfolio's operating expenses remain the same. If separate account and/or insurance contract fees and charges were reflected, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:







        Portfolio Share Class            1 Year      3 Years    5 Years  10 Years

Socially Responsive Class O              $ 277       $ 849     $ 1,446   $ 3,056
Socially Responsive Advisor Class        $ 310       $ 946     $ 1,606   $ 3,365




The Value Portfolio

The primary investment objective of the Value Portfolio is long-term capital appreciation. The Portfolio seeks current investment income as a secondary objective. To do this, the Portfolio primarily invests in equity securities that the Advisor selects based on fundamental investment research for their long-term growth prospects. The Portfolio uses a value-driven approach in selecting Portfolio securities.

Normally, at least 65 percent of the Portfolio's assets will be comprised of equity securities listed on a national securities exchange or traded over-the-counter. The Portfolio may invest up to 35 percent of its assets in other instruments and investment techniques such as preferred stock, debentures that can be converted to common stock or that have rights to buy common stock in the future, nonconvertible debt securities, U.S. Government securities, commercial paper and other money market instruments, repurchase agreements and reverse repurchase agreements.

An investment in the Portfolio involves investment risk, including possible loss of the principal amount invested. The Portfolio is subject to market risk, which is the risk that the market value of a Portfolio security may move up and down, sometimes rapidly and unpredictably. This risk may be particularly acute for the Portfolio's investments in common stocks and other types of equity securities. The Portfolio is also subject to interest rate risk, which is the risk that changes in interest rates will affect the value of its investments. In particular, the Portfolio's investments (if any) in fixed income securities generally will change in value inversely with changes in interest rates. Also, an investment by the Portfolio in fixed income securities generally will expose the Portfolio to credit risk, which is the risk that the issuer of a security will default or not be able to meet its financial obligations.

An investment in the Portfolio is not a bank deposit and is not insured or guaranteed by the Federal Deposit Insurance Corporation or any other government agency.

The bar chart and table immediately following provide some indication of the risks of investing in the Value Portfolio by showing changes in its performance from year to year and by comparing its average annual returns for one (1), five
(5) and ten (10) years to a broad measure of market performance. The bar chart immediately following shows performance of the Portfolio's Class O shares only, because the Portfolio did not offer Advisor Class shares for the entire period shown.

            [Bar chart inserted with returns printed above each year's column.]



Numbers to be inserted are:            for 1999:   -0.90%
                                       for 2000:    17.7%
                                       for 2001:    11.3%
                                       for 2002:    -7.0%
                                       for 2003:    36.5%
                                       for 2004:    15.0%
                                       for 2005:     9.9%
                                       for 2006:    13.5%
                                       for 2007:     3.6%
                                       for 2008:   -36.9%

During this ten (10) year time period, the Class O shares' highest return for any quarter was 17.1 percent, which occurred in the 2nd quarter of 2003 and the lowest return for a quarter was -24.1 percent in the 4th quarter of 2008.

Since the inception of the Advisor Class, the Advisor shares' highest return for any quarter was 17.0 percent, which occurred in the 2nd quarter of 2003 and the lowest return for a quarter was -24.2 percent in the 4th quarter of 2008.

Performance numbers shown in the Average Annual Total Returns table demonstrate the average annual total return of the Portfolio as of December 31, 2008, compared to the S&P 500(R) for one (1), five (5) and ten (10) years. The S&P 500(R) is a capitalization-weighted benchmark of common stock performance. The S&P 500(R) includes 500 of the largest stocks (in terms of market value) in the United States. Investors cannot directly invest in an index and unlike the Portfolio, an index is unmanaged and does not incur transaction or other expenses. Performance information for the Advisor Class shares represents performance for the Portfolio's Class O shares, adjusted to reflect distribution and/or service (12b-1) fees and other expenses paid by the Advisor Class shares. Although Class O and the Advisor Class shares would have similar annual returns (because all the Portfolio's shares represent interests in the same portfolio of securities), Advisor Class performance would be lower than Class O performance because of the lower expenses paid by Class O shares. The information does not reflect charges and fees associated with a separate account that invests in the Portfolio or any insurance contract for which the Portfolio is an investment option. These charges and fees will reduce returns. How the Portfolio has performed in the past is not an indication of its future performance.




                                                        Average Annual Total Returns as of 12/31/08
                                         One Year                  Five Years         Ten Years

Value Class O                            -36.94%                   -1.29%               4.44%
Value Advisor Class                      -37.13%                   -1.59%               4.12%
S&P 500 (R)                              -37.00%                   -2.19%              -1.38%







        Portfolio Expenses

The following table describes the fees and expenses that you may pay if you invest in the Portfolio.

Class O Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

Management Fees                                     0.50%
Other Expenses*                                     0.09%
Total Annual Portfolio Operating Expenses*          0.59%

* For the current fiscal year, Other Expenses paid by the Portfolio are expected to be limited to 0.50 percent, and Total Annual Portfolio Operating Expenses, after fee waivers and expense reimbursements, cannot exceed 1.00 percent. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

Advisor Class Annual Portfolio Operating Expenses
(expenses that are deducted from Portfolio assets)

Management Fees                                      0.50%
Distribution and/or Service (12b-1) Fees             0.30%
Other Expenses*                                      0.10%
Total Annual Portfolio Operating Expenses*           0.90%

* For the current fiscal year, Other Expenses paid by the Portfolio are expected to be limited to 0.50 percent, and Total Annual Portfolio Operating Expenses, after fee waivers and expense reimbursements, cannot exceed 1.30 percent. Any fee waiver or expense reimbursement arrangement is voluntary and may be discontinued at any time.

Expense Example

This example is intended to help you compare the cost of investing in the Portfolio with the cost of investing in other mutual funds. This example assumes that you invest $10,000 in the Portfolio for the time periods indicated and then redeem all of your shares at the end of those periods. The example also assumes that your investment has a 5 percent return each year and that the Portfolio's operating expenses remain the same. If separate account and/or insurance contract fees and charges were reflected, expenses would be higher. Although your actual costs may be higher or lower, based on these assumptions your cost would be:









        Portfolio Share Class            1 Year      3 Years    5 Years  10 Years

Value Class O                           $ 60         $ 189      $ 330    $   738
Value Advisor Class                     $ 92         $ 287      $ 499    $ 1,107



                              FINANCIAL HIGHLIGHTS
       Per Share Data and Ratios through the Year Ended December 31, 2008

The following information is intended to help investors understand the Portfolios' financial performance for the past five (5) years (or since inception, if shown). Per share amounts presented are based on a shares outstanding through the year. The total returns in the tables represent an investor's gain (or loss) on an investment in a Portfolio (assuming reinvestment of all dividends and distributions). The information in the tables has been audited by PricewaterhouseCoopers LLP, the Fund's independent registered public accounting firm, whose report, along with the Fund's financial statements, are included in the Fund's Annual Report as of December 31, 2008. The Annual Report is available free of charge upon request.

                FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                                      ASSET DIRECTOR PORTFOLIO - CLASS O
                                                   ----------------------------------------------------------------------
                                                                               For years ended
                                                   ----------------------------------------------------------------------
                                                    Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,
                                                      2008           2007           2006           2005           2004
                                                   ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                             $     0.52     $     0.50     $     0.46     $     0.35     $     0.30
Net gain (loss) on investments                          (5.26)          0.45           1.43           1.02           1.63
                                                   ----------     ----------     ----------     ----------     ----------
 Total from investment operations                       (4.74)          0.95           1.89           1.37           1.93
                                                   ----------     ----------     ----------     ----------     ----------

Shareholder distributions
 Net investment income                                  (0.57)         (0.49)         (0.44)         (0.33)         (0.29)
 Realized gain                                          (0.33)         (0.60)         (0.78)         (0.67)         (0.75)
                                                   ----------     ----------     ----------     ----------     ----------
Net increase (decrease)                                 (5.64)         (0.14)          0.67           0.37           0.89
Net asset value at beginning of year                    18.57          18.71          18.04          17.67          16.78
                                                   ----------     ----------     ----------     ----------     ----------
Net asset value at end of year                     $    12.93     $    18.57     $    18.71     $    18.04     $    17.67
                                                   ==========     ==========     ==========     ==========     ==========

TOTAL RETURN**                                         (25.4%)          5.1%          10.5%           7.7%          11.5%

SUPPLEMENTAL DATA:
Net assets, end of year (000)                      $  190,669     $  299,737     $  271,853      $ 227,950     $  197,688

Ratio to average net assets:
 Expenses                                               0.60%          0.59%          0.60%          0.62%          0.61%
 Net investment income                                  3.12%          2.52%          2.44%          1.94%          1.77%

Portfolio turnover rate                                   22%            28%            28%            17%            31%

*   Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                                    ASSET DIRECTOR PORTFOLIO - ADVISOR CLASS
                                                   ----------------------------------------------------------------------
                                                                               For years ended
                                                   ----------------------------------------------------------------------
                                                    Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,
                                                      2008           2007           2006           2005           2004
                                                   ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                             $     0.48     $     0.44     $     0.41     $     0.30     $     0.25
Net gain (loss) on investments                          (5.26)          0.45           1.42           1.00           1.66
                                                   ----------     ----------     ----------     ----------     ----------
 Total from investment operations                       (4.78)          0.89           1.83           1.30           1.91
                                                   ----------     ----------     ----------     ----------     ----------

Shareholder distributions
 Net investment income                                  (0.52)         (0.44)         (0.39)         (0.29)         (0.27)
 Realized gain                                          (0.33)         (0.60)         (0.78)         (0.67)         (0.75)
                                                   ----------     ----------     ----------     ----------     ----------

Net increase (decrease)                                 (5.63)         (0.15)          0.66           0.34           0.89
Net asset value at beginning of year                    18.51          18.66          18.00          17.66          16.77
                                                   ----------     ----------     ----------     ----------     ----------
Net asset value at end of year                     $    12.88     $    18.51     $    18.66     $    18.00     $    17.66
                                                   ==========     ==========     ==========     ==========     ==========

TOTAL RETURN**                                         (25.7%)          4.8%          10.2%           7.3%          11.4%

SUPPLEMENTAL DATA:
Net assets, end of year (000)                      $   35,634     $   40,979     $   28,135     $   15,679     $    6,635

Ratio to average net assets:
 Expenses                                               0.90%          0.89%          0.90%          0.92%          0.92%
 Net investment income                                  2.87%          2.24%          2.16%          1.66%          1.50%

Portfolio turnover rate                                   22%            28%            28%            17%            31%

*   Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                                   INVESTMENT GRADE BOND PORTFOLIO - CLASS O
                                                   ----------------------------------------------------------------------
                                                                               For years ended
                                                   ----------------------------------------------------------------------
                                                    Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,
                                                      2008           2007           2006           2005           2004
                                                   ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                             $     0.56     $     0.54     $     0.53     $     0.46     $     0.46
Net gain (loss) on investments                          (0.68)          0.15          (0.11)         (0.21)         (0.01)
                                                   ----------     ----------     ----------     ----------     ----------
 Total from investment operations                       (0.12)          0.69           0.42           0.25           0.45
                                                   ----------     ----------     ----------     ----------     ----------

Shareholder distributions
 Net investment income                                  (0.58)         (0.54)         (0.58)         (0.46)         (0.42)
 Realized gain                                              -              -              -              -              -
                                                   ----------     ----------     ----------     ----------     ----------

Net increase (decrease)                                 (0.70)          0.15          (0.16)         (0.21)          0.03
Net asset value at beginning of year                    10.89          10.74          10.90          11.11          11.08
                                                   ----------     ----------     ----------     ----------     ----------
Net asset value at end of year                    $    10.19     $    10.89     $    10.74     $    10.90     $    11.11
                                                   ==========     ==========     ==========     ==========     ==========

TOTAL RETURN**                                          (1.0%)          6.4%           3.8%           2.1%           4.1%

SUPPLEMENTAL DATA:
Net assets, end of year (000)                      $ 127,495      $ 131,941       $ 124,630     $  143,020     $  140,848

Ratio to average net assets:
 Expenses                                              0.64%          0.65%           0.64%          0.64%          0.66%
 Net investment income                                 5.14%          4.98%           4.86%          4.10%          4.09%

Portfolio turnover rate                                  20%            61%             67%            35%            55%

*   Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                                INVESTMENT GRADE BOND PORTFOLIO - ADVISOR CLASS
                                                   ----------------------------------------------------------------------
                                                                               For years ended
                                                   ----------------------------------------------------------------------
                                                    Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,
                                                      2008           2007           2006           2005           2004
                                                   ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                             $     0.52     $     0.51     $     0.50     $     0.43     $     0.42
Net gain (loss) on investments                          (0.66)          0.13          (0.11)         (0.22)             -
                                                   ----------     ----------     ----------     ----------     ----------
 Total from investment operations                       (0.14)          0.64           0.39           0.21           0.42
                                                   ----------     ----------     ----------     ----------     ----------
Shareholder distributions
 Net investment income                                  (0.55)         (0.50)         (0.55)         (0.43)         (0.39)
 Realized gain                                              -              -              -              -              -
                                                   ----------     ----------     ----------     ----------     ----------

Net increase (decrease)                                 (0.69)          0.14          (0.16)         (0.22)          0.03
Net asset value at beginning of year                    10.86          10.72          10.88          11.10          11.07
                                                   ----------     ----------     ----------     ----------     ----------
Net asset value at end of year                     $    10.17     $    10.86     $    10.72    $     10.88     $    11.10
                                                   ==========     ==========     ==========     ==========     ==========

TOTAL RETURN**                                          (1.2%)          6.1%           3.5%           1.8%           3.8%

SUPPLEMENTAL DATA:
Net assets, end of year (000)                      $    4,578    $     3,785     $    3,515    $     2,997     $     2,270

Ratio to average net assets:
 Expenses                                               0.94%          0.95%          0.94%          0.94%          0.96%
 Net investment income                                  4.86%          4.68%          4.58%          3.81%          3.76%

Portfolio turnover rate                                   20%            61%            67%            35%            55%

*   Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                                      MONEY MARKET PORTFOLIO - CLASS O
                                                   ----------------------------------------------------------------------
                                                                               For years ended
                                                   ----------------------------------------------------------------------
                                                    Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,
                                                      2008           2007           2006           2005           2004
                                                   ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                             $    0.021     $    0.047     $    0.045     $    0.027     $    0.009
Net gain (loss) on investments                              -              -              -              -              -
                                                   ----------     ----------     ----------     ----------     ----------
 Total from investment operations                       0.021          0.047          0.045          0.027          0.009
                                                   ----------     ----------     ----------     ----------     ----------

Shareholder distributions
 Net investment income                                 (0.021)        (0.047)        (0.045)        (0.027)        (0.009)

Net increase (decrease)                                     -              -              -              -              -
Net asset value at beginning of year                     1.00           1.00           1.00           1.00           1.00
                                                   ----------     ----------     ----------     ----------     ----------
Net asset value at end of year                     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                   ==========     ==========     ==========     ==========     ==========
TOTAL RETURN**                                           2.1%           4.8%           4.6%           2.7%           0.9%

SUPPLEMENTAL DATA:
Net assets, end of year (000)                      $  247,550     $  201,056     $  195,104     $  179,484     $  190,589

Ratio to average net assets:
 Expenses                                               0.49%          0.50%          0.50%          0.51%          0.51%
 Net investment income                                  2.10%          4.70%          4.49%          2.69%          0.85%

*   Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                                   MONEY MARKET PORTFOLIO - ADVISOR CLASS
                                                   ----------------------------------------------------------------------
                                                                               For years ended
                                                   ----------------------------------------------------------------------
                                                    Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,
                                                      2008           2007           2006           2005           2004
                                                   ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                             $    0.018     $    0.044     $    0.042     $    0.025     $    0.006
Net gain (loss) on investments                              -              -              -              -              -
                                                   ----------     ----------     ----------     ----------     ----------
 Total from investment operations                       0.018          0.044          0.042          0.025          0.006
                                                   ----------     ----------     ----------     ----------     ----------

Shareholder distributions
 Net investment income                                 (0.018)        (0.044)        (0.042)        (0.025)        (0.006)

Net increase (decrease)                                     -              -              -              -              -
Net asset value at beginning of year                     1.00           1.00           1.00           1.00           1.00
                                                   ----------     ----------     ----------     ----------     ----------
Net asset value at end of year                     $     1.00     $     1.00     $     1.00     $     1.00     $     1.00
                                                   ==========     ==========     ==========     ==========     ==========

TOTAL RETURN**                                           1.9%           4.5%           4.3%           2.4%           0.6%

SUPPLEMENTAL DATA:
Net assets, end of year (000)                      $   41,968     $   36,655     $   18,821     $   11,081     $    4,148

Ratio to average net assets:
 Expenses                                               0.79%          0.80%          0.80%          0.81%          0.80%
 Net investment income                                  1.80%          4.38%          4.24%          2.50%          0.78%

*   Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the period.

                                                                SOCIALLY RESPONSIVE PORTFOLIO - CLASS O
                                                  -------------------------------------------------------------------
                                                                                                     For the period
                                                            For years ended                        March 31, 2006****
                                                  ------------------------------------                  through
                                                  Dec. 31, 2008          Dec. 31, 2007                Dec. 31, 2006
                                                  -------------          -------------             ------------------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                             $     0.11             $     0.10                  $    0.06
Net gain (loss) on investments                          (3.94)                  0.26                       0.20
                                                   ----------             ----------                  ---------
 Total from investment operations                       (3.83)                  0.36                       0.26
                                                   ----------             ----------                  ---------

Shareholder distributions
 Net investment income                                  (0.12)                 (0.10)                     (0.05)
 Realized gain                                              -                  (0.08)                         -
                                                   ----------             ----------                  ---------

Net increase (decrease)                                 (3.95)                  0.18                       0.21
Net asset value at beginning of period                  10.39                  10.21                      10.00
                                                   ----------             ----------                  ---------
Net asset value at end of period                   $     6.44             $    10.39                  $   10.21
                                                   ==========             ==========                  =========

TOTAL RETURN**                                         (36.8%)                  3.5%                       2.6%

SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $    1,642             $    3,272                  $   2,561

Ratio to average net assets:
 Expenses                                               1.20%                  1.20%                      1.20%***
 Expenses before waived fees and
    reimbursed expenses                                 2.74%                  2.71%                      4.40%***
 Net investment income                                  1.30%                  0.89%                      0.81%***

Portfolio turnover rate                                   14%                     8%                         3%

*    Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges. Total returns for periods less than one year are not annualized.
***  Annualized.
**** Commencement of operations.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the period.

                                                              SOCIALLY RESPONSIVE PORTFOLIO - ADVISOR CLASS
                                                  -------------------------------------------------------------------
                                                                                                     For the period
                                                            For years ended                        March 31, 2006****
                                                  ------------------------------------                  through
                                                  Dec. 31, 2008          Dec. 31, 2007                Dec. 31, 2006
                                                  -------------          -------------             ------------------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                             $     0.09             $    0.06                   $    0.04
Net gain (loss) on investments                          (3.94)                 0.26                        0.20
                                                   ----------             ----------                  ---------
 Total from investment operations                       (3.85)                 0.32                        0.24
                                                   ----------             ----------                  ---------

Shareholder distributions
 Net investment income                                  (0.09)                (0.07)                      (0.03)
 Realized gain                                              -                 (0.08)                          -
                                                   ----------             ----------                  ---------

Net increase (decrease)                                 (3.94)                 0.17                        0.21
Net asset value at beginning of period                  10.38                 10.21                       10.00
                                                   ----------             ----------                  ---------
Net asset value at end of period                   $     6.44             $   10.38                   $   10.21
                                                   ==========             ==========                  =========

TOTAL RETURN**                                         (37.1%)                 3.1%                        2.4%

SUPPLEMENTAL DATA:
Net assets, end of period (000)                    $    1,427             $   2,274                   $   1,832

Ratio to average net assets:
 Expenses                                               1.50%                 1.50%                       1.50%***
 Expenses before waived fees and
    reimbursed expenses                                 3.07%                 3.02%                       4.73%***
 Net investment income                                  1.06%                 0.59%                       0.51%***

Portfolio turnover rate                                   14%                    8%                          3%

*    Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each period reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges. Total returns for periods less than one year are not annualized.
***  Annualized.
**** Commencement of operations.

                                                                          VALUE PORTFOLIO - CLASS O
                                                   ----------------------------------------------------------------------
                                                                               For years ended
                                                   ----------------------------------------------------------------------
                                                    Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,
                                                      2008           2007           2006           2005           2004
                                                   ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                             $     0.44     $     0.40     $     0.39     $     0.29     $     0.23
Net gain (loss) on investments                          (9.67)          0.55           2.98           2.11           3.10
                                                   ----------     ----------     ----------     ----------     ----------
 Total from investment operations                       (9.23)          0.95           3.37           2.40           3.33
                                                   ----------     ----------     ----------     ----------     ----------

Shareholder distributions
 Net investment income                                  (0.48)         (0.42)         (0.39)         (0.29)         (0.18)
 Realized gain                                          (0.92)         (1.68)         (1.79)         (1.59)         (1.07)
                                                   ----------     ----------     ----------     ----------     ----------

Net increase (decrease)                                (10.63)         (1.15)          1.19           0.52           2.08
Net asset value at beginning of year                    24.81          25.96          24.77          24.25          22.17
                                                   ----------     ----------     ----------     ----------     ----------
Net asset value at end of year                     $    14.18     $    24.81     $    25.96     $    24.77     $    24.25
                                                   ==========     ==========     ==========     ==========     ==========

TOTAL RETURN**                                         (36.9%)          3.6%          13.5%           9.9%          15.0%

SUPPLEMENTAL DATA:
Net assets, end of year (000)                      $ 191,208      $  358,686     $  386,081     $  355,415     $  326,227

Ratio to average net assets:
 Expenses                                              0.59%           0.58%          0.59%          0.61%          0.60%
 Net investment income                                 2.12%           1.44%          1.47%          1.18%          1.00%

Portfolio turnover rate                                  11%             11%            12%            17%            19%

*   Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

                              FINANCIAL HIGHLIGHTS

The per share amounts are based on shares outstanding throughout the year.

                                                                        VALUE PORTFOLIO - ADVISOR CLASS
                                                   ----------------------------------------------------------------------
                                                                               For years ended
                                                   ----------------------------------------------------------------------
                                                    Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,       Dec. 31,
                                                      2008           2007           2006           2005           2004
                                                   ----------     ----------     ----------     ----------     ----------
PER SHARE OPERATING PERFORMANCE:
Net investment income*                             $     0.38     $     0.32     $     0.32     $     0.23     $     0.18
Net gain (loss) on investments                          (9.58)          0.54           2.94           2.10           3.06
                                                   ----------     ----------     ----------     ----------     ----------
 Total from investment operations                       (9.20)          0.86           3.26           2.33           3.24
                                                   ----------     ----------     ----------     ----------     ----------

Shareholder distributions
 Net investment income                                  (0.42)         (0.34)         (0.33)         (0.25)         (0.15)
 Realized gain                                          (0.92)         (1.68)         (1.79)         (1.59)         (1.07)
                                                   ----------     ----------     ----------     ----------     ----------
Net increase (decrease)                                (10.54)         (1.16)          1.14           0.49           2.02
Net asset value at beginning of year                    24.63          25.79          24.65          24.16          22.14
                                                   ----------     ----------     ----------     ----------     ----------
Net asset value at end of year                     $    14.09     $    24.63     $    25.79     $    24.65      $   24.16
                                                   ==========     ==========     ==========     ==========     ==========

TOTAL RETURN**                                         (37.1%)          3.3%          13.2%           9.6%          14.6%

SUPPLEMENTAL DATA:
Net assets, end of year (000)                      $   17,949     $   29,688     $   24,222     $    9,863     $    2,062

Ratio to average net assets:
 Expenses                                               0.90%          0.88%          0.88%          0.92%          0.90%
 Net investment income                                  1.84%          1.15%          1.22%          0.90%          0.82%

Portfolio turnover rate                                   11%            11%            12%            17%            19%

*   Net investment income is calculated based on average shares.
** The total return is calculated by assuming a purchase of shares on the first day and a sale on the last day of each year reported and includes reinvestments of dividends and distributions. The total return does not include separate account or contract charges.

                       GENERAL INFORMATION ABOUT THE FUND

Management of the Fund

The business and affairs of the Fund are managed under the direction of its Board of Directors (the "Board") according to laws of the State of Maryland and the Fund's Articles of Incorporation and Bylaws. Information about the directors and the Fund's executive officers may be found in the statement of additional information ("SAI") under the heading "Management of the Fund."

The Investment Advisor - American United Life Insurance Company(R)

American United Life Insurance Company(R) has its principal offices at One American Square, Indianapolis, Indiana, 46282. AUL is a stock insurance company existing under the laws of the State of Indiana. It was originally incorporated as a fraternal society on November 7, 1877, under the laws of the federal government, and reincorporated as a mutual insurance company under the laws of the State of Indiana in 1933. On December 17, 2000, AUL converted from a mutual life insurance company to a stock life insurance company ultimately controlled by a mutual holding company, American United Mutual Insurance Holding Company ("MHC").

After conversion, MHC issued voting stock to a newly-formed stock holding company, OneAmerica Financial Partners, Inc. (the "Stock Holding Company"). The Stock Holding Company may, at some future time, offer shares of its stock publicly or privately; however, the MHC must always hold at least 51 percent of the voting stock of the Stock Holding Company, which in turn owns 100 percent of the voting stock of AUL. No plans have been formulated to issue any shares of capital stock of the Stock Holding Company at this time. The Stock Holding Company issued $200 million aggregate principal amount of its 7 percent senior notes due 2033 in 2003.

AUL conducts a conventional life insurance and annuity business. At December 31, 2008, the OneAmerica Financial Partners, Inc. enterprise, with whom AUL is affiliated, had assets of $18,493.7 million and had equity of $1,042.3 million. million.

Subject to overall supervision of the Board, the Advisor exercises overall responsibility for the investment and reinvestment of the Fund's assets. In so doing, the Advisor manages the day-to-day investment operations and the composition of each investment Portfolio. These duties include the purchase, retention, and disposition of the securities and cash in accordance with the Portfolios' investment objectives and policies as stated in the Fund's current prospectus.

Under the Investment Advisory Agreement, the Advisor is compensated for its services, by a monthly fee based on an annual percentage of the average daily net assets of each Portfolio. The annual fees paid by the Fund to AUL (by Portfolio) are:

Asset Director Portfolio                                .50%
Investment Grade Bond Portfolio                         .50%
Money Market Portfolio                                  .40%
Socially Responsive Portfolio                           .70%
Value Portfolio                                         .50%

From the fees paid to AUL by the Fund, AUL would pay any sub-advisor(s) for their services. As of the date of this prospectus, there are no sub-advisors for any of the Portfolios.

A discussion regarding the basis of the Board's approval of the Investment Advisory Agreement relating to the Portfolio is in the Fund's annual report for the fiscal year ending December 31, 2008 and will be available in the Fund's semi-annual report of the fiscal half-year ending June 30, 2009.

AUL or its affiliates may, out of their own resources and at no additional cost to the Portfolio or shareholders, pay broker-dealers and other financial intermediaries (collectively "Intermediaries") for providing services to the Fund or to investors. Such payments, commonly referred to as "revenue sharing," do not increase Portfolio expenses and are not reflected in the fees and expenses listed in the expense table of this prospectus. The compensation received by Intermediaries via these payments may be more or less than the overall compensation received by the Intermediaries in connection with the sale of other investment products and may influence the products offered or recommended by the Intermediary, including the investment options available under your variable insurance contract. Shareholders may obtain more information about these arrangements, including associated conflicts of interest, from their Intermediary, and should so inquire if they would like additional information. Shareholders also may inquire of an Intermediary how the Intermediary will be compensated for investments made in the Portfolio.




The Portfolio Managers

The Asset Director Portfolio

The day-to-day management of the Asset Director Portfolio is the joint responsibility of Kathryn Hudspeth, CFA, Vice President, Equities, and David M. Weisenburger, CFA, Vice President. Fixed Income Securities.

The Statement of Additional Information provides additional information about each Portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.


The Investment Grade Bond Portfolio

The day-to-day management of the Investment Grade Bond Portfolio is the responsibility of David M. Weisenburger, CFA, Vice President, Fixed Income Securities. Mr. Weisenburger has been with the Advisor since 2007. Mr. Weisenburger also participates in the credit review, trading, and research process for AUL's general account portfolio. Prior to his position with the Advisor, Mr. Weisenburger was an AVP and Senior Portfolio Manager for Ohio Casualty Corporation.

The Statement of Additional Information provides additional information about the Portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.

The Money Market Portfolio

The day-to-day management of the Money Market Portfolio is the responsibility of David M. Weisenburger, CFA, Vice President, Fixed Income Securities. Mr. Weisenburger has been with the Advisor since 2007. Mr. Weisenburger also participates in the credit review, trading, and research process for AUL's general account portfolio. Prior to his position with the Advisor, Mr. Weisenburger was an AVP and Senior Portfolio Manager for Ohio Casualty Corporation.

The Statement of Additional Information provides additional information about the Portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.


The Socially Responsive Portfolio

The day-to-day management of the Socially Responsive Portfolio is the responsibility of Erik Leighton, Assistant Equity Portfolio Manager. Mr. Leighton has been a member of AUL's equity portfolio management team since joining AUL in 2001. Along with developing and executing equity investment strategy for the Socially Responsive Portfolio, he also provides input on equity strategy and makes investment recommendations for the remaining OneAmerica equity portfolios. He also performs industry reviews and economic analysis.

The Statement of Additional Information provides additional information about the Portfolio manager's compensation, other accounts managed, and ownership of securities in the Fund.


The Value Portfolio

The day-to-day management of the Value Portfolio is the responsibility of Kathryn Hudspeth, CFA, Vice President, Equities. Ms. Hudspeth has been the portfolio manager of the Value Portfolio since its inception and has been with AUL since 1989. In her role as equity portfolio manager, she is responsible for developing and executing equity investment strategy for the OneAmerica Funds, Inc.'s Portfolios and AUL's general account. Prior to joining AUL, Ms. Hudspeth was Vice President at Bank One, where she had been responsible for personal trust portfolios, institutional accounts and credit research. The Statement of Additional Information provides additional information about Ms. Hudspeth's compensation, other accounts managed by her, and her ownership of securities in the Fund.




Abusive Trading Practices

Late Trading

Some investors attempt to profit from trading in funds after the close of the market, but before the fund has actually been priced. Because the market has closed, these investors have actual knowledge of the price of the securities prior to its calculation. They are, therefore, executing trades in the funds with information that is not readily available to the market, thereby benefiting financially to the detriment of other shareholders.

The Fund prohibits late trading in its Portfolios. The administrator of the separate accounts of AUL dates and time stamps all trades from whatever source and allows only those trades received prior to the close of the market to receive that day's share value. All trades received after this point will receive the next day's calculated share value.



Market Timing


Some investors attempt to profit from various short-term or frequent trading strategies commonly known as market timing. Excessive purchases and redemptions disrupt underlying portfolio management, hurt underlying fund performance and drive underlying fund expenses higher. These costs are borne by all owners, including long-term investors who do not generate these costs.

AUL discourages market timing and excessive trading. If you intend to engage in such practices, do not invest in the Variable Account. AUL reserves the right to reject any request to purchase units which it reasonably determines to be in connection with market timing or excessive trading by an investor or by accounts of investors under common control (for example, related contract owners or a financial advisor with discretionary trading authority for multiple accounts).

AUL does not always know and cannot always reasonably detect such trading. AUL's policies and procedures only address market timing after the fact and are not prophylactic measures; they will only prevent market timing going forward once discovered. Once a possible abuse is flagged, AUL will restrict trading to the extent permitted under applicable laws and the Contract.

Generally, policyholder trading history is reviewed to confirm if the trading activity is indeed abusive. This procedure is enforced against all policyholders consistently.

If it is determined that the trading activity violates either AUL's or the Fund's policy, then the policyholder is notified of restrictions on their account. Among the actions that can be taken are the limitation or elimination of the policyholder's access to internet and interactive voice response trades as well as limiting the policyholder to a specific number of trades per month, as determined by AUL or the Fund. AUL will not enter into any agreement with any individual, corporation, Plan or other entity that would permit such activity for that entity while discouraging it for other owners.

AUL will cooperate and may share Participant-level trading information with the Fund to the extent necessary to assist in the enforcement of these policies.

The Fund has contracted with an unrelated entity to provide market timing surveillance for the Fund. The cost of this surveillance is borne by the investors that purchase shares of the portfolios of the Fund.

   Further Portfolio Information; Investments; Investment Strategies and Risks


Investments and Investment Strategies


Many of the investment strategies and techniques described in this prospectus are discretionary, and Portfolio managers can decide whether or not to use them at any particular time. Other techniques, strategies and investments may be made that are not part of a Portfolio's principal investment strategy or strategies. The investment objectives of a Portfolio (except the Socially Responsive Portfolio) may not be changed without the approval of the shareholders. However, a Portfolio's investment policies may be changed by the Fund's Board. All of the Portfolios are diversified and will not concentrate their securities purchases in a particular industry or group of industries.

The Asset Director Portfolio

In pursuing its investment objective, the Portfolio may also buy and sell options on securities and securities indices. The Portfolio may enter into repurchase agreements, reverse repurchase agreements, and swap agreements.


The Investment Grade Bond Portfolio

The Investment Grade Bond Portfolio may also invest in money market investments and foreign securities including corporate bonds or other fixed income securities that satisfy the Portfolio's standards for quality. Additionally, the Portfolio may enter into repurchase agreements, reverse repurchase agreements, and swap agreements.


The Money Market Portfolio

The Advisor determines whether a money market instrument has the required minimal credit risk under procedures adopted by the Fund's Board. An instrument is of the highest quality when:

     -it is a U.S. Government security;

     -it is a security issued by a registered investment company that is a money market fund;

     - it (or a similar short-term obligation from the same issuer) is rated in the highest rating category by two (2) nationally recognized statistical rating organizations, or if rated by only one such organization, if the Board ratifies or approves the purchase; or

     - it is not rated, but the Advisor has determined the security to be of comparable quality and the purchase is approved or ratified by the Board.

If the rating of an instrument bought by the Portfolio is lowered, the Advisor will follow procedures approved by the Board to determine if the security still presents minimal credit risk. If it does not, it will be sold. Examples of money market instruments that may be bought by the Portfolio include: U.S. Government securities, other money market funds, repurchase agreements that mature in seven
(7) days or less with Federal Reserve System banks or with dealers in U.S. Government securities, reverse repurchase agreements, certificates of deposit and other obligations of banks or depositories, fixed income securities, commercial paper, and variable floating rate notes and master notes.

The Socially Responsive Portfolio

The  primary  investment   objective  of  the  Portfolio  is  long-term  capital
appreciation. The Portfolio seeks current investment income as a secondary objective. The investment objectives of the Portfolio are not fundamental and may be changed by the Fund's Board without the approval of the shareholders.

The Portfolio invests primarily in equity securities selected based on strong underlying fundamentals, attractive relative valuations, and long-term growth potential. The Advisor may incorporate technical analysis to assist in the timing of trading decisions. In addition to extensive fundamental analysis, the Portfolio focuses on securities of companies that are sensitive to socially responsible principles.

The Advisor may rely on an outside independent authority to assist with its monitoring efforts. The social criteria for the Portfolio are not fundamental and may be changed without the approval of shareholders.

The Portfolio is diversified and will not concentrate its securities purchases in a particular industry or group of industries. The Portfolio uses a "multi-capitalization" approach, meaning it may invest in companies of any size, from large, well-established companies to smaller companies with market capitalizations below one billion dollars. The Portfolio may change composition between small, medium and large companies depending on the outlook for the economic environment and the markets.


Normally, the Portfolio primarily will invest in equity securities listed on a national securities exchange or traded over-the-counter. However, the Portfolio also may invest in other instruments and investment techniques including, without limitation, preferred stock, debentures that can be converted to common stock or that have rights to buy common stock in the future, nonconvertible debt securities, U.S. Government securities, commercial paper and other money market instruments, repurchase agreements, reverse repurchase agreements, and mutual funds. The Portfolio may also buy and sell options on securities and securities indices.

When the Advisor believes that financial, economic, or market conditions require a more defensive strategy, the Portfolio may increase its holdings of nonconvertible debt securities, U.S. Government securities, commercial paper and other money market instruments.


The Value Portfolio

The Value Portfolio invests primarily in equity securities selected on the basis of fundamental investment research for their long-term growth prospects. Using a bottom-up approach, the Portfolio concentrates on companies which appear undervalued compared to the market and their own historic valuation levels. Both quantitative and qualitative tools are utilized focusing on a "value" based equity strategy.

Important valuation criteria include price to sales, price to cash flow, price to adjusted earnings, profitability, capital adequacy and growth potential. The Portfolio also focuses on management ability, insider ownership, industry position and liquidity of the underlying equity issues.

In addition to extensive fundamental analysis, the Advisor also uses technical analysis. Its purpose is not to make investment decisions, but rather to assist in the timing of trading decisions.

When the Advisor believes that financial, economic, or market conditions require a defensive strategy, the Portfolio may buy more nonconvertible debt securities, U.S. Government securities, commercial paper and other money market instruments, repurchase agreements and reverse repurchase agreements. The Portfolio may also buy and sell options on securities and securities indices


General Risks


Each Portfolio is subject to the general risk that its investment objective or objectives will not be achieved, or that a Portfolio manager will make investment decisions or use strategies that do not accomplish their intended goals. In addition, the Portfolios' investment strategies may subject them to a number of risks, including the following:


Market Risk


Although equities historically have outperformed other asset classes over the long-term, their prices tend to fluctuate more dramatically over the shorter term. These movements may result from factors affecting individual companies, or from broader influences like changes in interest rates, market conditions, investor confidence or announcements of economic, political or financial information. While potentially offering greater opportunities for capital growth than larger, more established companies, the equities of smaller companies may be particularly volatile, especially during periods of economic uncertainty. These companies may face less certain growth prospects, or depend heavily on a limited line of products and services or the efforts of a small number of key management personnel. Portfolios that may invest primarily in equities, such as the Asset Director, Socially Responsive and Value Portfolios may be particularly subject to the potential risks (and rewards) and volatility of investing in equities.

The Asset Director, Investment Grade Bond, Socially Responsive and Value Portfolios may invest in equities issued by foreign companies. The equities of foreign companies may pose risks in addition to, or to a greater degree than, the risks described above.Foreign companies may be subject to disclosure, accounting, auditing and financial reporting standards and practices that are different from those to which U.S. issuers are subject. Accordingly, these Portfolios may not have access to adequate or reliable company information. In addition, political, economic and social developments in foreign countries and fluctuations in currency exchange rates may affect the operations of foreign companies or the value of their securities. Risks posed by investing in the equities of foreign issuers may be particularly acute with respect to issuers located in lesser developed, emerging market countries.

Socially Responsible Investing Risks


The Socially Responsive Portfolio invests in securities that meet certain fundamental and financial criteria as well as social criteria. Due to the inclusion of social criteria, the Portfolio may not pursue opportunities to buy certain securities when it is otherwise advantageous to do so, or may sell certain securities when it is otherwise disadvantageous to do so. As a result, the return of the Portfolio may be lower than if investment decisions were based solely on investment considerations.




Interest Rate Risk


Each Portfolio may invest in fixed income securities. Generally, the value of these securities will change inversely with changes in interest rates. In addition, changes in interest rates may affect the operations of the issuers of stocks or other equity securities in which the Portfolios invest. Rising interest rates, which may be expected to lower the value of fixed income instruments and negatively impact the operations of many issuers, generally exist during periods of inflation or strong economic growth.



Credit Risk


The Portfolios' investments, and particularly investments in convertible securities and fixed income securities, may be affected by the creditworthiness of issuers in which the Portfolios invest. Changes in the financial strength, or perceived financial strength, of a company may affect the value of its securities and, therefore, impact the value of a Portfolio's shares if it invests in the company's securities.

The Portfolios may all invest in investment grade fixed income securities; but, the Asset Director and Investment Grade Bond Portfolios may also invest in fixed income securities that are not "investment grade," which are commonly referred to as "junk bonds." To a greater extent than more highly rated securities, lower rated securities tend to reflect short-term corporate, economic and market developments, as well as investor perceptions of the issuer's credit quality. Lower rated securities may be especially susceptible to real or perceived adverse economic and competitive industry conditions. In addition, lower rated securities may be less liquid than higher quality investments. Reduced liquidity may prevent a Portfolio from selling a security at the time and price that would be most beneficial to the Portfolio.

The Advisor attempts to reduce the credit risk associated with lower rated securities through diversification of Portfolio investments, credit analysis of issuers in which the Portfolios invest, and monitoring broad economic trends and corporate and legislative developments. However, there is no assurance that it will successfully or completely reduce credit risk.


Derivatives Risk


The Asset Director, Investment Grade Bond, Socially Responsive and Value Portfolios' use of derivative instruments may involve risks different from, or greater than, the risks associated with investing directly in securities or other traditional investments. Derivatives may be subject to market risk, interest rate risk, and credit risk, as discussed above. Certain derivatives may be illiquid, which may reduce the return of a Portfolio if it cannot sell or terminate the derivative instrument at an advantageous time or price. Some derivatives may involve the risk of mispricing or improper valuation, or the risk that changes in the value of the instrument may not correlate well with the underlying asset, rate or index. A Portfolio could lose the entire amount of its investment in a derivative and, in some cases, could lose more than the principal amount invested. Also, suitable derivative instruments may not be available in all circumstances, and there is no assurance that a Portfolio will be able to engage in these transactions to reduce exposure to other risks


Defensive Strategy


If the Advisor believes that economic or other market conditions, such as excessive volatility or sharp market declines, require taking a defensive position to preserve or maintain the assets of a Portfolio, then a Portfolio may purchase securities of a different type or types than it ordinarily would purchase, even if such purchases are contrary to the investment objective or objectives of a Portfolio. Taking such a defensive position could prevent a Portfolio from attaining its investment objectives, or cause it to miss out on some or all of an upswing in the securities market.

Please see the Statement of Additional Information for more detailed information about the Portfolios, their investment strategies, and their risks.

                        Purchase and Redemption of Shares



As of the date of this Prospectus, shares of the Fund are offered only for purchase by one (1) or more separate accounts of AUL to serve as an investment medium for the contracts issued by AUL. Shares of each Portfolio may be offered in the future to separate accounts of other affiliated or unaffiliated insurance companies to serve as the underlying investments for variable life and annuity contracts. Owners of the contracts do not deal directly with the Fund with respect to acquisition, redemption or transfer of shares and should refer to the contract (or certificate) or, if applicable, the prospectus for the separate account for information on allocation of premiums and on transfers of account value.

Shares of a Portfolio may be purchased or redeemed on any day that AUL is open for business. Shares of each Portfolio are sold at their respective net asset values (without a sales charge) next computed after receipt and acceptance of a purchase order by AUL at its Corporate Office, on behalf of a separate account. The separate accounts invest in shares of the Fund in accordance with allocation instructions received from owners and participants of the contracts offered by AUL. Each Portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of shares, in whole or in part. Redemptions will be affected by the separate accounts to meet obligations under the contracts. Redemptions are made at the per share net asset value next determined after receipt of the redemption request by AUL at its Corporate Office, on behalf of a separate account. Redemption proceeds normally will be paid within seven (7) days following receipt of instructions in proper form. The right of redemption may be suspended by the Fund (1) when the New York Stock Exchange (the "NYSE") is closed (other than customary weekend and holiday closings) or for any period during which trading is restricted; (2) because an emergency exists, as determined by the SEC, making disposal of Portfolio securities or valuation of new assets not reasonably practicable; and, (3) whenever the SEC has by order permitted such suspension or postponement for the protection of shareholders.

The Portfolios reserve the right to discontinue offering shares at any time, or to cease investment operations entirely.




Net Asset Value

The net asset value per share of each Portfolio's Advisor Class and Class O shares is determined by dividing the value of each Portfolio's net assets attributable to the class of shares by the number of class shares outstanding. That determination is made once each business day, Monday through Friday, on which the NYSE is open for trading as of the close of the NYSE (normally, 4 p.m., Eastern Daylight Time (EDT)). Net asset value will not be determined on days that the NYSE is closed, on any federal holidays or on days when AUL is not open for business. Traditionally, in addition to federal holidays, AUL is not open for business on the day after Thanksgiving.

The value of the assets of each Portfolio other than the Money Market Portfolio is based on their market prices, with special provisions for assets not having readily available market quotations. If market quotations are not readily available (which may include closing prices deemed to be unreliable due to subsequent events), the securities will be fair valued using procedures adopted by the Board. The types of securities for which such fair value pricing may be required include, but are not limited to: foreign securities, where a significant event occurs after the close of the foreign market on which such security principally trades, but before the close of the NYSE, that is likely to have changed the value of such security, or the closing value is otherwise deemed unreliable; securities of an issuer that has entered into a restructuring; securities whose trading has been halted or suspended; fixed income securities that have gone into default and for which there is no current market value quotation; and securities that are restricted as to transfer or resale.

Valuing  securities  at fair value  involves  greater  reliance on judgment than valuing securities that have readily available market quotations. Fund management makes such determinations in good faith in accordance with the Fund's valuation procedures. Fair value determinations can involve reliance on quantitative models employed by a fair value pricing service. There can be no assurance that the Portfolio could obtain the fair value assigned to a security if it were to sell the security at approximately the time at which the Portfolio determines its net asset value per share.

The net asset value per share of each Portfolio, except the Money Market Portfolio, will fluctuate in response to changes in market conditions and other factors. The Money Market Portfolio will attempt to maintain a constant net asset value per share of $1.00, which will not fluctuate in response to changes in market conditions, although there can be no assurance that this will be achieved. The Money Market Portfolio attempts to maintain a constant net asset value per share by using the amortized cost method of valuation for its Portfolio securities. This involves valuing a security at cost on the purchase date and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity. See the SAI for a description of certain conditions and procedures followed by the Portfolios in connection with amortized cost valuation.





              CLASSES OF SHARES - CLASS O AND ADVISOR CLASS SHARES


The Fund offers Class O and Advisor Class shares of the Portfolios in this prospectus. The Class O shares and the Advisor Class shares are identical in all material respects, except that Advisor Class shares are subject to the fee paid pursuant to the 12b-1 distribution and service plan described below.



Distribution and Servicing (12b-1) Plans - Advisor Class Shares




The Fund may pay annual fees of up to 0.30 percent of each Portfolio's average daily net assets attributable to Advisor Class shares as compensation or reimbursement for a variety of services and expenses in connection with the marketing, sale and distribution of Advisor Class shares ("distribution fees") and in connection with personal services rendered to investors ("servicing fees"). These payments are made pursuant to Distribution and Servicing (12b-1) Plans adopted by the Fund with respect to the Advisor Class shares of each Portfolio. The plan will be operated as a compensation plan.

Because these fees are paid out of a Portfolio's assets on an ongoing basis, over time these fees will increase the cost of your investment and may cost you more than other types of sales charges.




                                    Taxation


Each Portfolio intends to qualify and to elect to be taxed as a "regulated investment company" under the provisions of Subchapter M of the Internal Revenue Code of 1986, as amended (the "Code"). If a Portfolio qualifies as a "regulated investment company" and complies with the appropriate provisions of the Code, the Portfolio will not be liable for federal income tax on income it distributes. The Portfolios also intend to comply with the diversification requirements under section 817(h) of the Code that apply to mutual funds underlying variable contracts.

Because the shareholders of the Portfolios will be separate accounts, no discussion is included here as to the federal income tax consequences at the shareholder level. For information concerning the federal income tax consequences to purchasers of the variable life insurance policies and variable annuity contracts, see the prospectus for the relevant variable insurance contract. See the Statement of Additional Information for more information on taxes.

We have not authorized anyone to provide you with information that is different from the information in this prospectus. You should only rely on the information in this prospectus or in other information provided to you by us. This prospectus is not an offering by the Fund in any jurisdiction which such offering may not be lawfully made.


There is a Statement of Additional Information that has more information about the Fund. It is incorporated by reference and is legally considered a part of this prospectus. The Fund also files annual and semi-annual reports with the SEC. These reports provide more information about the Portfolios' investments. The annual report also discusses market conditions and investment strategies that significantly affected the Portfolios' performance in 2008.

You may request a free copy of the statement of additional information or a copy of the annual or semi-annual reports by writing to us at One American Square, Indianapolis, Indiana 46282 or by calling us at (800) 249-6269. If you have other questions, call or write us.


Information about the Fund can also be reviewed and copied at the SEC's Public Reference Room in Washington, D.C., which may be contacted at 1-202-942-8090. Reports and other information is also available on the SEC's Internet site at http://www.sec.gov. Copies of this information can be ordered by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or by e-mailing your request to public.info@sec.gov. The SEC will charge a duplicating fee for those services. Please reference the Fund's Investment Company Act file number in your correspondence.

The Portfolios are not insured by the Federal Deposit Insurance Corporation; are not deposits or other obligations of the financial institution and are not guaranteed by the financial institution; and are subject to investment risks, including possible loss of the principal invested.

Please read this propsectus carefully before you invest or send money. Variable annuities issued by American United Life Insurance Company(R) (AUL) are
distributed by OneAmerica(R) Securities, Inc., member FINRA, SIPC, a wholly-owned subisidiary of AUL.

American United Life Insurance Company(R) a OneAmerica(R) Company
One American Square, P.O. Box 368
Indianapolis, IN 46206-0368

(C) 2009 American United Life Insurance Company (R). All rights reserved. OneAmerica(R) and the OneAmerica banner are all trademarks of OneAmerica Financial Partners, Inc.

R-19369
5/1/09

           OneAmerica(R) Funds, Inc. Class O and Advisor Class Shares


                      Variable Life and Annuity Contracts


                                    Sold by


                   American United Life Insurance Company(R)

                              One American Square

                          Indianapolis, Indiana 46282


                                   PROSPECTUS




                                Dated: May 1, 2009




                    Investment Company Filing No. 811-05850

                       Statement of Additional Information


                             OneAmerica Funds, Inc.


                        Class O and Advisor Class Shares




                                   May 1, 2009



This is a statement of additional information (SAI) and not a prospectus. It contains more detailed information about the Fund than the prospectus. You may request a free copy of the prospectus by writing to us at One American Square, Indianapolis, Indiana 46282 or by calling us at (800) 249-6269. The date of the current prospectus is May 1, 2009.

The financial statements and accompanying notes in the annual report of the Fund for the year ended December 31, 2008 are incorporated by reference in the SAI. A free copy of the annual report may be obtained by writing or calling the Fund at the address or telephone number given above.

         A table of contents for this SAI is found below.




A table of contents for this SAI is found below.




                                TABLE OF CONTENTS

Description                                                                 Page


INTRODUCTION...................................................................2

   The Fund....................................................................2

General Description Of Securities And Investment Techniques....................2

   U.S. Government Securities..................................................2

   Corporate Bonds And Debt Securities ........................................2

   Mortgage-Related Securities.................................................4

     GNMA Certificates.........................................................4

     FNMA and FHLMC Obligations................................................4

     Collateralized Mortgage Obligations (CMOs)................................5

     Other Mortgage-Backed Securities..........................................5

     Risks of Mortgage-Related Securities......................................5

   Repurchase Agreements.......................................................6

   Reverse Repurchase Agreements.............................................. 6

BANKING INDUSTRY AND SAVINGS INDUSTRY OBLIGATIONS..............................7

Securities of Securities-Related Businesses....................................7

Swap Agreements................................................................7

Options........................................................................8

     Risks Associated with Options.............................................8

Futures Contracts..............................................................9

     Limitations...............................................................9

     Risks Associated with Futures............................................10

   Other Investment Companies.................................................10

   Zero Coupon And Step Coupon Securities.....................................10

   Illiquid And Restricted Securities.........................................11

   Lending Of Portfolio Securities............................................11

Investment Restrictions.......................................................11

Disclosure of Portfolio Holdings..............................................12

Management of the Fund........................................................13

   Management Information.....................................................13

   Standing Committees of the Board of Directors..............................13

   Compensation of Directors..................................................16

   Principal Holdings and Management Ownership of Securities..................17

   The Investment Advisor.....................................................17

   Fund Administration Agreement..............................................18

   Transfer Agent Agreement...................................................18

   Fund Accounting Agreement..................................................18

   Custody Agreement..........................................................18

   Rule 12b-1 Plan............................................................18

   Investor Advisor Proxy Voting Policies and Procedures......................19

Fund Expenses.................................................................21

   General Expenses of the Fund...............................................21

ADDITIONAL INFORMATION REGARDING THE PORTFOLIO MANAGERS.......................22

   The Asset Director Portfolio...............................................22

   The Investment Grade Bond Portfolio...................................... .22

   The Socially Responsive Portfolio........................................ .22

   The Value Portfolio..................................... ..................23

   Potential Conflicts of Interest............................................23

PORTFOLIO TRANSACTIONS AND BROKERAGE..........................................23

   Brokerage and Research Services............................................23

   Portfolio Turnover.........................................................24

Performance Information.......................................................24

Taxation......................................................................26

   Federal Income Tax Status..................................................26

   Diversification Rules......................................................26

Shareholder Information.......................................................27

   Description of Fund Shares.................................................27

   Voting Rights..............................................................27

   Net Asset Value of the Fund's Shares.......................................27

   Purchases and Redemptions..................................................28

   Custodian, Transfer Agent, and Dividend Disbursing Agent...................28

   Independent Registered Public Accounting Firm..............................28

   Legal Counsel..............................................................28

   Code of Ethics.............................................................28

Financial Statements..........................................................28

APPENDIX I Corporate Bond and Commercial Paper ...............................29

   Corporate Bonds............................................................29

   Commerical Paper...........................................................29

                                  INTRODUCTION


This SAI is designed to provide a more detailed discussion of certain securities and investment techniques, which are described in the prospectus. This information is intended only for investors who have read the prospectus and are interested in a more detailed explanation of certain aspects of the Fund's securities and investment techniques. Captions and defined terms in this SAI generally correspond to like captions and terms in the prospectus.



                                    The Fund


OneAmerica Funds, Inc. (the "Fund") is an open-end management investment company, commonly referred to as a mutual fund. Its five (5) diversified portfolios are the:

OneAmerica Asset Director Portfolio
OneAmerica Investment Grade Bond Portfolio
OneAmerica Money Market Portfolio
OneAmerica Socially Responsive Portfolio
OneAmerica Value Portfolio

Each portfolio has its own investment objectives, which are described in the prospectus.

The Fund was incorporated under the laws of Maryland on July 26, 1989, and is registered under the Investment Company Act of 1940 (the 1940 Act) as an open-end management investment company.

The Fund issues Class O shares and Advisor Class shares of common stock relating to separate investment portfolios. The Class O shares and the Advisor Class shares are identical in all material respects, except that the Class O shares are not subject to the fee paid pursuant to the 12b-1 distribution and service plan described herein.

More portfolios or classes may be added in the future. An interest in the Fund is limited to the assets of the particular portfolio in which shares are held. Shareholders of each portfolio are entitled to a pro rata share of all dividends and distributions paid by the portfolio.



           GENERAL DESCRIPTION OF SECURITIES AND INVESTMENT TECHNIQUES


U.S. GOVERNMENT SECURITIES




All of the portfolios may invest in U.S. government securities. U.S. government securities are obligations of, or obligations guaranteed by, the U.S. government, its agencies or instrumentalities. Securities guaranteed by the U.S. government include: (1) direct obligations of the U.S. Treasury (such as Treasury bills, notes, and bonds) and (2) federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as GNMA certificates).

Direct obligations of the U.S. government include a variety of Treasury securities which differ with respect to coupons, maturities, and dates of issue. Treasury bills have maturities of one (1) year or less. Treasury notes have maturities of one (1) to ten (10) years, and Treasury bonds generally have a maturity of greater than ten (10) years. Securities guaranteed by the U.S. government include federal agency obligations guaranteed as to principal and interest by the U.S. Treasury (such as Government National Mortgage Association ("GNMA") certificates and Federal Housing Administration debentures). The payment of principal and interest of these securities is unconditionally guaranteed by the U.S. government. Therefore, they are of the highest credit quality. Such securities are subject to variations in market value due to fluctuations in interest rates but, if held to maturity, the U.S. government is directly obligated or guarantees to pay them in full.

Securities issued by U.S. government instrumentalities and certain federal agencies are neither direct obligations of, nor obligations guaranteed by, the U.S. Treasury. However, they involve federal sponsorship in one way or another: some are supported by the issuer's right to borrow from the U.S. government; others are supported only by the credit of the issuing government agency or instrumentality. These agencies and instrumentalities include, but are not limited to, Federal National Mortgage Association ("FNMA"), Federal Home Loan Banks, Federal Land Banks, Central Bank for Cooperatives, Federal Intermediate Credit Banks, Farmers Financing Bank, Farmers Home Administration, Farm Credit Banks, and the Tennessee Valley Authority.



CORPORATE BONDS AND DEBT SECURITIES


The  Asset  Director,  Investment  Grade  Bond,  Socially  Responsive  and Value
Portfolios may invest in U.S. dollar or foreign currency-denominated corporate bonds or debt securities of domestic or foreign issuers, which may include, without limit, debentures, notes and other similar corporate debt instruments, including convertible securities. (The Money Market Portfolio is limited to U.S. dollar-denominated issues.) Debt securities may be acquired with warrants attached. Corporate income-producing securities also may include forms of preferred or preference stock. These instruments must meet the minimum ratings criteria set forth for the portfolio, or, if unrated, be deemed to be comparable in quality to corporate debt securities in which the portfolio may invest. The rate of return or return of principal on some debt obligations may be linked or indexed to the level of exchange rates between the U.S. dollar and a foreign currency or currencies.


The investment return on a debt security reflects interest earnings and changes in the market value of the security. The market value of each Portfolio's securities may be affected by, among other things, changes in interest rates, and the price of debt obligations will generally rise and fall inversely with interest rates. Longer-term debt obligations will normally have greater price volatility than shorter-term obligations.

A debt security also presents the risk that the issuer of the security may not be able to meet its obligations on interest or principal payments at the time called for by the instrument. Bonds rated BBB or Baa, which are considered medium-grade category bonds, do not have economic characteristics that provide the same degree of security with respect to payment of principal and interest associated with higher rated bonds, and generally have some speculative characteristics. A bond will be placed in this rating category when interest payments and principal security appear adequate for the present, but economic characteristics that provide longer-term protection may be lacking. Any corporate bond, and particularly those rated BBB or Baa, may be susceptible to changing conditions, particularly to economic downturns, which could lead to a weakened capacity to pay interest and principal. In the event that ratings decline after the portfolio's investment in debt securities, the Advisor will consider all such factors as it deems relevant to the advisability of retaining such securities. See Appendix I for further information concerning bond ratings.

Among the corporate debt securities in which the portfolios may invest are convertible securities. A convertible debt security is a bond, debenture, note, or other security that entitles the holder to acquire common stock or other equity securities of the same or a different issuer. A convertible security generally entitles the holder to receive interest paid or accrued until the convertible security matures or is redeemed, converted or exchanged. Before conversion, convertible securities have characteristics similar to non-convertible debt securities. Convertible securities rank senior to common stock in a corporation's capital structure and, therefore, generally entail less risk than the corporation's common stock, although the extent to which such risk is reduced depends in large measure upon the degree to which the convertible security sells above its value as a fixed income security.

A convertible security may be subject to redemption at the option of the issuer at a predetermined price. If a convertible security held by a portfolio is called for redemption, the portfolio would be required to permit the issuer to redeem the security and convert it to underlying common stock, or would sell the convertible security to a third party. A portfolio generally would invest in convertible securities for their favorable price characteristics and total return potential.

The portfolios, with the exception of the Money Market Portfolio, may invest in or acquire warrants to purchase equity or fixed income securities. Bonds with warrants attached to purchase equity securities have many characteristics of convertible bonds and their prices may, to some degree, reflect the performance of the underlying stock. Bonds also may be issued with warrants attached to purchase additional fixed income securities at the same coupon rate. A decline in interest rates would permit a portfolio to buy additional bonds at the favorable rate or to sell the warrants at a profit. If interest rates rise, the warrants would generally expire with no value.


Securities rated in categories Baa and BBB are the lowest which are considered "investment grade" obligations. Moody's Investors Service, Inc. ("Moody's") describes securities rated Baa as "medium-grade" obligations; they are "neither highly protected nor poorly secured . . . [i]nterest payments and principal security appear adequate for the present but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and in fact have speculative characteristics as well." Standard & Poor's Ratings Group ("S&P") describes securities rated BBB as "regarded as having an adequate capacity to pay interest and repay principal . . . [w]hereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal than in higher rated categories."

The Investment Grade Bond Portfolio and the Asset Director Portfolio may invest up to 10 percent of its assets, measured at the time of investment, in securities rated below investment grade. These securities are described as "speculative" by Fitch, Moody's and S&P. Investment in lower rated corporate debt securities ("high yield securities" or "junk bonds") generally provides greater income and increased opportunity for capital appreciation than investments in higher quality securities, but they also typically entail greater price volatility and principal and income risk. These high yield securities are regarded as predominantly speculative with respect to the issuer's continuing ability to meet principal and interest payments. Analysis of the creditworthiness of issuers of debt securities that are high yield may be more complex than for issuers of higher quality debt securities. Debt securities rated lower than investment grade by either S&P or Moody's, but not the other, are not considered to be high yield securities for purposes of the portfolios' limits on investments in high yield securities

High yield securities may be more susceptible to real or perceived adverse economic and competitive industry conditions than investment grade securities. The prices of high yield securities have been found to be less sensitive to interest-rate changes than higher-rated investments, but more sensitive to adverse economic downturns or individual corporate developments. A projection of an economic downturn or of a period of rising interest rates, for example, could cause a decline in high yield security prices because the advent of a recession could lessen the ability of a highly leveraged company to make principal and interest payments on its debt securities. If an issuer of high yield securities defaults, in addition to risking payment of all or a portion of interest and principal, the portfolios investing in such securities may incur additional expenses to seek recovery. In the case of high yield securities structured as zero coupon or pay-in-kind securities, their market prices are affected to a greater extent by interest rate changes, and therefore, tend to be more volatile than securities which pay interest periodically and in cash.

The secondary market on which high yield securities are traded may be less liquid than the market for higher grade securities. Less liquidity in the secondary trading market could adversely affect the price at which the portfolios could sell a high yield security, and could adversely affect the daily net asset value of the shares. Adverse publicity and investor perceptions, whether or not based on fundamental analysis, may decrease the values and liquidity of high yield securities, especially in a thinly traded market. When secondary markets for high yield securities are less liquid than the market for higher grade securities, it may be more difficult to value the securities because such valuation may require more research, and elements of judgment may play a greater role in the valuation because there is less reliable, objective data available.

The use of credit ratings in evaluating high yield securities can involve certain risks, as credit ratings evaluate the safety of principal and interest payments, not the market value risk of high yield securities. Also, credit rating agencies may fail to change credit ratings in a timely fashion to reflect events since the security was last rated. Accordingly, analysis of the creditworthiness of issuers of high yield securities may be more complex than for issuers of higher quality debt securities, and the ability of a portfolio to achieve its investment objective may, to the extent of its investments in high yield securities, be more dependent upon such creditworthiness analysis than would be the case if the portfolio were investing in higher quality securities.




Mortgage-Related Securities




The Asset Director, Investment Grade Bond, Socially Responsive and Value Portfolios may invest in GNMA certificates, FNMA and Federal Home Loan Mortgage Corporation ("FHLMC") mortgage-backed obligations, and privately issued mortgage-backed securities. Mortgage-related securities are interests in pools of mortgage loans made to residential homebuyers, including mortgage loans made by savings and loan institutions, mortgage bankers, commercial banks, and others. Pools of mortgage loans are assembled as securities for sale to investors by various governmental and government-related organizations.





GNMA Certificates

GNMA certificates are mortgage-backed securities representing part ownership of a pool of mortgage loans on which timely payment of interest and principal is guaranteed by the full faith and credit of the U.S. government. GNMA is a wholly owned U.S. government corporation within the Department of Housing and Urban Development. GNMA is authorized to guarantee, with the full faith and credit of the U.S. government, the timely payment of principal and interest on securities issued by institutions approved by GNMA (such as savings and loan institutions, commercial banks, and mortgage bankers) and backed by pools of FHA-insured or Veterans Administrative guaranteed mortgages.

Interests in pools of mortgage loans differ from other forms of debt securities, which normally provide for periodic payment of interest in fixed amounts with principal payments at maturity or specified call dates. Instead, these securities provide a periodic payment which consists of both interest and principal payments. In effect, these payments are a 'pass-through' of the periodic payments made by the individual borrowers on the residential mortgage loans, net of any fees paid to the issuer or guarantor of such securities. Additional payments are caused by repayments of principal resulting from the refinancing, foreclosure or sale of the underlying residential property, net of fees or costs which may be incurred. Mortgage-related securities issued by GNMA are described as "modified pass-through" securities. These securities entitle the holder to receive all interest and principal payments owed on the mortgage pool, net of certain fees, at the scheduled payment dates, regardless of whether or not the mortgagor actually makes the payment. Although GNMA guarantees timely payment even if homeowners delay or default, tracking the "pass-through" payments may, at times, be difficult. Expected payments may be delayed due to the delays in registering the newly traded paper securities. The custodian's policies for crediting missed payments, while errant receipts are tracked down, may vary.

Although the  mortgage  loans in the pool will have  maturities  of up to thirty
(30) years, the actual average life of the GNMA certificates typically will be substantially less because the mortgages will be subject to normal principal amortization and may be prepaid prior to maturity. Early repayments of principal on the underlying mortgages may expose a portfolio to a lower rate of return upon reinvestment of principal. Due to the prepayment feature and the need to reinvest prepayments of principal at current rates, GNMA certificates can be less effective than typical bonds of similar maturities at "locking in" yields during periods of declining interest rates, although they may have comparable risks of decline in value during periods of rising interest rates.



FNMA and FHLMC Obligations



FNMA, a federally chartered corporation, issues pass-through securities representing interests in a pool of conventional mortgage loans. FNMA guarantees the timely payment of principal and interest but this guarantee is not backed by the full faith and credit of the U.S. government. FNMA is a government-sponsored corporation. It is subject to general regulation by the Secretary of Housing and Urban Development. FNMA purchases conventional (i.e., not insured or guaranteed by any government agency) residential mortgages from a list of approved sellers/servicers which include state and federally-chartered savings and loan associations, mutual savings banks, commercial banks, credit unions, and mortgage bankers.

FHLMC, a corporate instrumentality of the United States, was created by Congress in 1970 for the purpose of increasing the availability of mortgage credit for residential housing. FHLMC issues Participation Certificates ("PCs") which represent interests in a pool of conventional mortgages from FHLMC's national portfolio. FHLMC guarantees the timely payment of interest and ultimate collection of principal and maintains reserves to protect holders against losses due to default, but PCs are not backed by the full faith and credit of the U.S. government. As is the case with GNMA certificates, the actual maturity of and realized yield on particular FNMA and FHLMC pass-through securities will vary based on the prepayment experience of the underlying pool of mortgages.



Collateralized Mortgage Obligations (CMOs)


A CMO is a hybrid between a mortgage-backed bond and a mortgage pass through security. Similar to a bond, interest and prepaid principal are paid, in most cases, semi-annually. CMOs may be collateralized by whole mortgage loans, but are more typically collateralized by portfolios of mortgage pass-through securities guaranteed by GNMA, FHLMC, or FNMA, and their income streams.

CMOs are structured into multiple classes, each bearing a different stated maturity. Actual maturity and average life will depend upon the prepayment experience of the collateral. CMOs provide for a modified form of call protection through a de facto breakdown of the underlying pool of mortgages according to how quickly the loans are repaid. Monthly payment of principal received from the pool of underlying investors, including prepayments, is first returned to investors holding the shortest maturity class. Investors holding the longer maturity classes receive principal only after the shorter classes have been retired. An investor is partially guarded against a sooner-than-desired return of principal because of the sequential payments.

In a typical CMO transaction, a corporation ("issuer") issues multiple portfolios (e.g., A, B, C, Z) of CMO bonds ("Bonds"). Proceeds of the bond offering are used to purchase mortgages or mortgage pass-through certificates ("Collateral"). The Collateral is pledged to a third party trustee as security for the Bonds. Principal and interest payments from the Collateral are used to pay principal on the Bonds in the order A, B, C, Z. The portfolio A, B, and C Bonds all bear current interest. Interest on the portfolio Z Bond is accrued and added to the principal; a like amount is paid as principal on the portfolio A, B, or C Bond currently being paid off. When the portfolio A, B, and C Bonds are paid in full, interest and principal on the portfolio Z Bond begin to be paid currently. With some CMOs, the issuer acts as a conduit to allow loan originators (usually builders or savings and loan associations) to borrow against their loan portfolio.

Certain classes of CMOs pay the holders only the interest paid on the underlying mortgages or mortgage pass-through securities ("interest-only class"). Other classes pay the holders only the principal paid on the underlying mortgages or mortgage pass-through securities ("principal-only class"). Interest-only and principal-only classes of CMOs purchased by a portfolio are currently considered to be illiquid securities subject to the limitations on investment in illiquid securities. See "Investment Restrictions" in this SAI.


Other Mortgage-Backed Securities

Commercial banks, savings and loan institutions, private mortgage insurance companies, mortgage bankers, and other secondary market issuers also create pass-through pools of conventional residential mortgage loans. In addition, such issuers may be the originators and/or servicers of underlying mortgage loans as well as the guarantors of the mortgage-backed securities. Payments are passed through to the holders, although not necessarily on a pro rata basis, on the same schedule as they are received. Mortgage-backed bonds are general obligations of the issuer fully collateralized directly or indirectly by a pool of mortgages. The mortgages serve as collateral for the issuer's payment obligations on the bonds, but interest and principal payments on the mortgages are not passed through either directly (as with GNMA certificates and FNMA and FHLMC pass-through securities) or on a modified basis (as with CMOs).

Accordingly, a change in the rate of prepayments on the pool of mortgages could change the effective maturity of a CMO but not that of a mortgage-backed bond (although, like many bonds, mortgage-backed bonds can be callable by the issuer prior to maturity). Pools created by such non-governmental issuers generally offer a higher rate of interest than government and government-related pools, because there are no direct or indirect government or agency guarantees of payments in the former pools. Timely payment of interest and principal of these pools may be supported by various forms of insurance or guarantees, including individual loan, title, pool and hazard insurance, and letters of credit. The insurance and guarantees are issued by governmental entities, private insurers, and the mortgage poolers. Such insurance, guarantees, and the creditworthiness of the issuers thereof will be considered in determining whether a mortgage-backed security meets a portfolio's investment quality standards. There can be no assurance that the private insurers or guarantors can meet their obligations under the insurance policies or guarantee arrangements.

All portfolios that may buy mortgage-backed securities may purchase such securities without insurance or guarantees, if the Advisor determines that the securities meet a portfolio's quality standards. Although the market for such securities is becoming increasingly liquid, securities by certain private organizations may not be readily marketable. It is expected that governmental, government-related, or private entities may create mortgage loan pools and other mortgage-backed securities offering mortgage pass-through and mortgage-collateralized investments in addition to those described above. As new types of mortgage-backed securities are developed and offered to investors, the Advisor will, consistent with a portfolio's investment objectives, policies, and quality standards, consider making investments in such new types of mortgage-backed securities.



Risks of Mortgage-Related Securities


For many types of mortgage-related securities, early repayment of principal arising from prepayments of principal on the underlying mortgage loans due to the sale of the underlying property, the refinancing of the loan, or foreclosure may expose a portfolio to a lower rate of return upon reinvestment of principal. Prepayment rates vary widely and may be affected by changes in market interest rates. In periods of falling interest rates, the rate of prepayment tends to increase, thereby shortening the actual average life of the mortgage-related security. Conversely, when interest rates are rising, the rate of prepayment tends to decrease, thereby lengthening the actual average life of the mortgage-related security. Accordingly, it is not possible to accurately predict the average life of a particular pool. Reinvestment of prepayments may occur at higher or lower rates than the original yield on the certificates. Therefore, the actual maturity and realized yield on pass-through or modified pass-through mortgage-related securities will vary based upon the prepayment experience on the underlying pool of mortgages.



REPURCHASE AGREEMENTS

All portfolios may invest in repurchase agreements. If a portfolio acquires a security from a bank or broker-dealer, it may simultaneously enter into a repurchase agreement with the seller wherein the seller agrees at the time of sale to repurchase the security at a mutually agreed upon time and price. The term of such an agreement is generally short, possibly overnight or for a few days, although it may extend over a number of months (up to one year) from the date of delivery. The resale price is in excess of the purchase price by an amount which reflects an agreed upon market rate of return, effective for the period of time the portfolio is invested in the security. This results in a fixed rate of return protected from market fluctuations during the term of the agreement. This rate is not tied to the coupon rate on the security subject to the repurchase agreement. Such transactions afford an opportunity for a portfolio to maintain liquidity and earn income over periods of time as short as overnight.


The underlying securities on repurchase agreements are ordinarily U.S. government securities, but may be other securities in which the portfolio might otherwise invest. A portfolio will enter into repurchase agreements only if they are fully collateralized. The market value of the collateral, including accrued interest, will equal or exceed the repurchase price, and the collateral will be in the actual or constructive possession of the portfolio. Under the 1940 Act, repurchase agreements are considered to be loans by the purchaser collateralized by the underlying securities. The Advisor will monitor the value of the underlying securities at the time a repurchase agreement is entered into and at all times during the term of the agreement to ensure that its value always equals or exceeds the agreed upon repurchase price to be paid to the portfolio. The Advisor will also evaluate the creditworthiness and financial responsibility of the banks and broker-dealers with which the portfolios enter into repurchase agreements.


A portfolio may not enter into a repurchase agreement having more than seven (7) days remaining to maturity if, as a result, such agreements together with any other securities which are not readily marketable, would exceed applicable limits on the portfolio's investments in illiquid securities.

A repurchase agreement subjects a portfolio to the risk of the inability of the seller to pay the repurchase price on the delivery date; however, the underlying security constitutes the collateral for the seller's obligation. In addition, a portfolio will enter into repurchase agreements only with parties that the Advisor considers creditworthy. In the event the seller does default, the portfolio may incur (1) a loss if the value of the collateral declines and (2) disposition costs in connection with liquidating the collateral. In the event bankruptcy proceedings commence with respect to the seller, realization of the collateral by the portfolio may be delayed or limited and a loss may be incurred if the collateral securing the repurchase agreement declines in value during the bankruptcy proceedings.



REVERSE REPURCHASE AGREEMENTS


All of the portfolios may invest in reverse repurchase agreements. Reverse repurchase agreements involve the sale of a security by a portfolio and its agreement to repurchase the instrument at a specified time and price.

A portfolio will enter into a reverse repurchase agreement only when the interest income to be earned from the investment of the proceeds of the transaction is greater than the interest expense of the transaction. However, reverse repurchase agreements involve the risk that the market value of securities retained by the portfolio may decline below the repurchase price of the securities sold by the portfolio which it is obligated to repurchase.


Under the 1940 Act, reverse repurchase agreements may be considered to be borrowings by the seller. A portfolio typically will segregate liquid assets to cover its obligations under reverse repurchase agreements. To the extent that positions in reverse repurchase agreements are not covered through the segregation of liquid assets at least equal to the amount of the purchase commitment, a portfolio will limit its investments in such reverse repurchase agreements and other borrowings to no more than one-third of the current market value of the portfolio's total assets. The use of uncovered reverse repurchase agreements by a portfolio creates leverage which increases a portfolio's investment risk. If the income and gains on securities purchased with the proceeds of reverse repurchase agreements exceed the cost of the agreements, the portfolio's earnings or net asset value will increase faster than otherwise would be the case; conversely, if the income and gains fail to exceed the cost, earnings or net asset value would decline faster than otherwise would be the case.


A portfolio may enter into reverse repurchase agreements with banks or broker-dealers. Entry into such agreements with a broker-dealer requires segregation of U.S. government securities or cash or cash equivalents equal to its obligations under reverse repurchase agreements.




BANKING INDUSTRY AND SAVINGS INDUSTRY OBLIGATIONS


All portfolios may invest in certificates of deposit, time deposits, bankers' acceptances, and other short-term debt obligations issued by commercial banks; and in certificates of deposit, time deposits, and other short-term obligations issued by savings and loan associations ("S&L").

Certificates of deposit are negotiable certificates issued against funds deposited in a commercial bank or S&L for a definite period of time and earning a specified return. Bankers' acceptances are negotiable drafts or bills of exchange, which are normally drawn by an importer or exporter to pay for specific merchandise, and which are "accepted" by a bank, meaning, in effect, that the bank unconditionally agrees to pay the face value of the instrument on maturity. Fixed-time deposits are bank obligations payable at a stated maturity date and bearing interest at a fixed rate. Fixed-time deposits may be withdrawn on demand by the investor, but may be subject to early withdrawal penalties which vary depending upon market conditions and the remaining maturity of the obligation. There are no contractual restrictions on the right to transfer a beneficial interest in a fixed-time deposit to a third party, because there is no market for such deposits. A portfolio will invest in fixed-time deposits (1) which are not subject to prepayment or (2) which provide for withdrawal penalties upon prepayment (other than overnight deposits), consistent with applicable limits on its investments in illiquid securities.

The portfolios will not invest in obligations issued by a commercial bank or S&L unless the bank or S&L has total assets of at least $1 billion, or the equivalent in other currencies, and the institution has outstanding securities rated A or better by S&P or Moody's, or, if the institution has no outstanding securities rated by S&P or Moody's, such institution, in the determination of the Advisor, has creditworthiness similar to institutions having outstanding securities so rated.

The portfolios may invest in U.S. dollar-denominated obligations of foreign branches of U.S. banks and foreign banks. Obligations of foreign banks involve somewhat different investment risks than those affecting obligations of U.S. banks, which include: (1) the possibility that their liquidity could be impaired because of future political and economic developments; (2) their obligations may be less marketable than comparable obligations of U.S. banks; (3) a foreign jurisdiction might impose withholding taxes on interest income payable on those obligations; (4) foreign deposits may be seized or nationalized; (5) foreign governmental restrictions, such as exchange controls, may be adopted which might adversely affect the payment of principal and interest on those obligations; and
(6) the selection of those obligations may be more difficult because there may be less publicly available information concerning foreign banks and/or because the accounting, auditing, and financial reporting standards, practices, and requirements applicable to foreign banks may differ from those applicable to U.S. banks. Foreign banks are not generally subject to examination by any U. S. Government agency or instrumentality.



Securities of Securities-Related Businesses

The portfolios are allowed to purchase a security issued by a company that derives more than 15 percent of its gross revenues from securities related activities, provided that immediately after the acquisition of any equity security, the portfolio does not own more than 5 percent of the outstanding securities of that class of the issuer's equity securities; immediately after the acquisition of any debt, the portfolio does not own more than 10 percent of the outstanding principal amount of the issuer's debt securities; and, immediately after any such acquisition, the portfolio has invested not more than 5 percent of the value of its total assets in the securities of the issuer.





Swap Agreements


Swap agreements can be individually negotiated and structured to include exposure to a variety of different types of investments or market factors. Depending on their structure, swap agreements may increase or decrease a portfolio's exposure to long- or short-term interest rates (in the United States or abroad), foreign currency values, mortgage securities, corporate borrowing rates, or other factors such as security prices or inflation rates. Swap agreements can take many different forms and are known by a variety of names, including interest rate swaps (where the parties exchange a floating rate for a fixed rate), total return swaps (where the parties exchange a floating rate for the total return of a security or index), and credit default swaps (where one party pays a fixed rate and the other agrees to buy a specific issuer's debt at par upon the occurrence of certain agreed events, including, for example, if the issuer is bankrupt, defaults on any of its debt obligations or makes arrangements with a creditor to modify a debt obligation).

In a typical cap or floor agreement, one party agrees to make payments only under specified circumstances, usually in return for payment of a fee by the other party. For example, the buyer of an interest rate cap obtains the right to receive payments to the extent that a specified interest rate exceeds an agreed-upon level, while the seller of an interest rate floor is obligated to make payments to the extent that a specified interest rate falls below an agreed-upon level. An interest rate collar combines elements of buying a cap and selling a floor.

Swap agreements will tend to shift a portfolio's investment exposure from one type of investment to another. For example, if the portfolio agreed to exchange payments in dollars for payments in foreign currency, the swap agreement would tend to decrease the portfolio's exposure to U.S. interest rates and increase its exposure to foreign currency and interest rates. Caps and floors have an effect similar to buying or writing options. Depending on how they are used, swap agreements may increase or decrease the overall volatility of a portfolio's investments and its share price and yield.

Swap agreements also may allow a portfolio to acquire or reduce credit exposure to a particular issuer. The most significant factor in the performance of swap agreements is the change in the factors that determine the amounts of payments due to and from a portfolio. If a swap agreement calls for payments by the portfolio, the portfolio must be prepared to make such payments when due. In the case of a physically settled credit default swap written by the portfolio, the portfolio must be prepared to pay par for and take possession of eligible debt of a defaulted issuer. If a swap counterparty's creditworthiness declines, the risk that they may not perform may increase, potentially resulting in a loss to the portfolio. In the case of a credit default swap written by the portfolio, the portfolio will experience a loss if a credit event occurs and the credit of the underlying referenced entity (the debt issuer as to which credit protection has been written) has deteriorated. Although there can be no assurance that the portfolio will be able to do so, the portfolio may be able to reduce or eliminate its exposure under a swap agreement either by assignment or other disposition, or by entering into an offsetting swap agreement with the same party or a similarly creditworthy party. The portfolio may have limited ability to eliminate its exposure under a credit default swap if the credit of the underlying referenced entity has declined.




OPTIONS


In pursuing their investment objectives, the Asset Director, Investment Grade Bond, Socially Responsive and Value Portfolios may engage in buying put and call options in furtherance of their respective investment objective or objectives if they are traded on a domestic securities exchange or board of trade.

The portfolios may also write put and call options if (1) after any sale, the aggregate of the exercise prices of all outstanding puts written by the portfolio do not exceed 25 percent of the portfolio's total assets; (2) after any sale, not more than 25 percent of that portfolio's total assets are subject to calls; (3) the puts are secured and (4) the calls are covered. The portfolios may write or invest in options on individual securities and on underlying indices.


In the case of a call on a security, the option is covered if the portfolio owns the security underlying the call or has an absolute and immediate right to acquire that security without additional cash consideration (or, if additional cash consideration is required, cash or cash equivalents in such amount are placed in a segregated account by its custodian) upon conversion or exchange of other securities held by the portfolio. A put is secured if the portfolio maintains cash, cash equivalents or U.S. government securities with a value equal to the exercise price in a segregated account or holds a put on the same underlying security at an equal or greater exercise price.


A portfolio may sell calls it has previously purchased, which could result in a net gain or loss depending on whether the amount realized on the sale is more or less than the premium and other transaction costs paid on the call which is sold.

An option on a security is a contract that gives the holder of the option, in return for a premium, the right to buy from (in the case of a call) or sell to (in the case of a put) the writer of the option the underlying security at a specified exercise price at any time during the term of the option. The writer of an option on a security has the obligation upon exercise of the option to deliver the underlying security (in the case of a call) upon payment of the exercise price or to pay the exercise price (in the case of a put) upon delivery of the underlying security.

The principal factors affecting the market value of an option include supply and demand, interest rates, the current market price of the underlying security in relation to the exercise price of the option, the volatility of the underlying security, and the time remaining until the expiration date.

The premium received for an option written by a portfolio is recorded as a deferred credit. The value of the option is marked-to-market daily and is valued at the closing price on the exchange or board of trade on which it is traded, or, if no closing price is available, at the mean between the last bid and asked prices.







Risks Associated with Options


The purchase and writing of options involve certain risks. During the option period, the covered call writer has, in return for the premium on the option, given up the opportunity to profit from a price increase in the underlying securities above the exercise price, but, as long as its obligation as a writer continues, has retained the risk of loss should the price of the underlying security decline. The writer of an option has no control over the time when it may be required to fulfill its obligation as a writer of the option. If a call option purchased by a portfolio is not sold when it has remaining value, and if the market price of the underlying security remains less than or equal to the exercise price, the portfolio will lose its entire investment in the option.

There can be no assurance that a liquid market will exist when a portfolio seeks to close out an option position. If a portfolio were unable to close out a covered call option it had written on a security due to trading restrictions or suspensions imposed on the options markets, it would not be able to sell the underlying security. If a portfolio cannot effect a closing transaction, it will not be able to sell the underlying security while the previously written option remains outstanding, even if it might otherwise be advantageous to do so.

Since option premiums paid or received by a portfolio, as compared to underlying investments, are small in relation to the market value of such investments, buying call options offers large amounts of leverage, which could result in the portfolio's net asset value being more sensitive to changes in the value of the underlying securities.

FUTURES CONTRACTS


The Asset Director, Investment Grade Bond, Socially Responsive and Value Portfolios may invest in interest rate futures contracts which are standardized and traded on a domestic securities exchange or board of trade. These investments may be made primarily for the purpose of hedging against changes in the value of a portfolio's securities or securities intended to be purchased due to anticipated changes in interest rates, market conditions, stock or currency prices and not for purposes of speculation. A futures contract provides for the future sale by one party and purchase by another party of a specified quantity of a financial instrument or the cash value of an index at a specified price and time. A public market exists in futures contracts covering various financial instruments including U.S. Treasury bonds, U.S. Treasury notes, GNMA certificates, three-month U.S. Treasury bills, 90-day commercial paper, bank certificates of deposit, and Eurodollar certificates of deposit.

As a hedging strategy, a portfolio might purchase an interest rate futures contract when it is not fully invested in long-term debt securities but wishes to defer their purchase for some time until it can invest in such securities or because short-term yields are higher than long-term yields. Such purchase would enable a portfolio to earn the income on a short-term security while at the same time minimizing the effect of all or part of an increase of the market price of the long-term debt security which the portfolio intended to purchase in the future. A portfolio would sell an interest rate futures contract in order to continue to receive the income from a long-term debt security while endeavoring to avoid part or all of the decline in market value of that security which would accompany an increase in interest rates. Although other techniques could be used to reduce a portfolio's exposure to interest rate fluctuations, a portfolio may be able to hedge its exposure more effectively and perhaps at a lower cost by using futures contracts.


In addition to interest rate futures, the portfolios may also invest in stock index futures contracts, futures involving other financial instruments, and options on such futures contracts.


A portfolio will only enter into futures contracts which are standardized and traded on an exchange, board of trade, or similar entity. If a purchase or sale of a futures contract is made by a portfolio, the portfolio is required to deposit with its Custodian (or broker, if legally permitted) a specified amount of cash or U.S. government securities ("initial margin"). The margin required for a futures contract is set by the exchange on which the contract is traded and may be modified during the term of the contract. The initial margin is in the nature of a performance bond or good faith deposit on the futures contract which is returned to the portfolio upon termination of the contract, assuming all contractual obligations have been satisfied. Each investing portfolio expects to earn interest income on its initial margin deposits. A futures contract held by a portfolio is valued daily at the official settlement price of the exchange on which it is traded. Each day the portfolio pays or receives cash, called "variation margin," equal to the daily change in value of the futures contract. This process is known as "marking-to-market." Variation margin does not represent a borrowing or loan by a portfolio but is instead settlement between the portfolio and the broker of the amount one would owe the other if the futures contract expired. In computing daily net asset value, each portfolio will mark-to-market its open futures positions. When purchasing a futures contract, a portfolio must maintain with its Custodian (or broker, if legally permitted) cash, U.S. government securities, or other liquid high grade debt obligations (including any margin) equal to the market value of such contract. When writing a futures contract, a portfolio must maintain with its Custodian cash, U.S. government securities, or other liquid high grade debt obligations that, when added to the amounts deposited with a futures commission merchant or broker as margin, are equal to the market value of the instruments underlying the contract. Alternatively, a portfolio may "cover" its position by owning the instruments underlying the contract, or holding a call permitting the portfolio to purchase the same futures contract at a price no higher than the price of the contract written by the portfolio (or at a higher price if the difference is maintained in liquid assets with its Custodian).


Generally, futures contracts obligations are closed out prior to delivery by offsetting purchases or sales of matching futures contracts (same exchange, underlying index, and delivery month). If an offsetting purchase price is less than the original sale price, the portfolio realizes a capital gain, or if it is more, the portfolio realizes a capital loss. Conversely, if an offsetting sale price is more than the original purchase price, the portfolio realizes a capital gain, or if it is less, the portfolio realizes a capital loss. The transaction costs must also be included in these calculations.



Limitations


If the notional value of a portfolio's non-hedge contracts exceeds 100 percent of its total assets, the portfolio will not purchase or sell a futures contract unless immediately following such sale or purchase the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes is 5 percent or less of the its net assets. If the aggregate amount of margin deposits on its existing futures positions plus the amount of premiums paid for related futures options entered into for other than bona fide hedging purposes exceeds 5 percent of the its net assets, the notional value of a portfolio's non-hedge contracts will not exceed 100 percent of the liquidation value of the Fund's portfolio securities. Futures transactions will be limited to the extent necessary to maintain the qualification of this Fund as regulated investment companies.


A portfolio may not maintain open short positions in futures contracts if, in the aggregate, the market value of all such open positions exceeds the current value of its portfolio securities, plus or minus unrealized gains and losses on the open positions, adjusted for the historical relative volatility of the relationship between the portfolio and the positions.

The Fund will comply with certain regulations of the Commodity Futures Trading Commission, under which an investment company may engage in futures transactions and qualify for an exclusion from being a "commodity pool," which require a portfolio to invest in futures contracts for bona fide hedging purposes, or alternatively, to set aside cash and short-term obligations with respect to long positions in a futures contract. Under these regulations, the "underlying commodity value" (the size of the contract multiplied by the daily settlement price of the contract) of each long position in a commodity futures contract in which a portfolio may invest may not at any time exceed the sum of: (1) the value of short-term U.S. debt obligations or other U.S. dollar-denominated high quality short-term money market instruments and cash set aside in an identifiable manner, plus any funds deposited as margin on the contract; (2) unrealized appreciation on the contract held by the broker; and (3) cash proceeds from existing investments due in not more than thirty (30) days.

The Fund reserves the right to engage in other types of futures transactions in the future and to use futures for other than hedging purposes to the extent permitted by regulatory authorities. If other types of futures contracts are traded in the future, a portfolio may also use such investment techniques, provided that the Board of Directors determines that their use is consistent with the portfolio's investment objective or objectives.




Risks Associated with Futures



There are several risks associated with the use of futures contracts as hedging techniques. A purchase or sale of a futures contract may result in losses in excess of the amount invested in the futures contract. There can be significant differences between the securities or currency markets and the futures markets that could result in an imperfect correlation between the markets, causing a given hedge not to achieve its objective. The degree of imperfection of correlation depends on circumstances such as variations in speculative market demand for interest rate or stock index futures, including technical influences in futures trading, and differences between the portfolio securities being hedged and the instruments underlying the hedging vehicle in such respects as interest rate levels, maturities, conditions affecting particular industries and creditworthiness of issuers. While a portfolio's hedging transactions may protect the portfolio against adverse movements in the general level of interest rates, stock or currency prices, such transactions could also preclude the opportunity to benefit from favorable movements in the level of interest rates or stock or currency prices. A decision as to whether, when and how to hedge involves the exercise of skill and judgment and even a well-conceived hedge may be unsuccessful to some degree because of market behavior or unexpected interest rate trends. The successful use of futures is dependent on the Advisor's ability to correctly predict market movements in the direction of the stock market and no assurance can be given that the Advisor's judgment in this respect will be correct.


The price of futures contracts may not correlate perfectly with movement in the underlying security or index, due to certain market distortions. This might result from decisions by a significant number of market participants holding futures positions to close out their futures contracts through offsetting transactions rather than to make additional margin deposits. Also, increased participation by speculators in the futures market may cause temporary price distortions.

These factors may increase the difficulty of effecting a fully successful hedging transaction, particularly over a short time frame. If a hedging transaction is not successful, the portfolio might experience losses which it would not have incurred if it had not established futures positions.

Futures exchanges may limit the amount of fluctuation permitted in certain futures contract prices during a single trading day. The daily limit establishes the maximum amount that the price of a futures contract may vary either up or down from the previous day's settlement price at the end of the current trading session. Once the daily limit has been reached in a futures contract subject to the limit, no more trades may be made on that day at a price beyond that limit.

The daily limit governs only price movements during a particular trading day and therefore does not limit potential losses because the limit may work to prevent the liquidation of unfavorable positions. For example, futures prices have occasionally moved to the daily limit for several consecutive trading days with little or no trading, thereby preventing prompt liquidation of positions and subjecting some holders of futures contracts to substantial losses.

There can be no assurance that a liquid market will exist at a time when a portfolio seeks to close out a futures position. When such a market does not exist, the portfolio remains obligated to meet margin requirements until the position is closed.



OTHER INVESTMENT COMPANIES

Each of the portfolios may invest in shares issued by other investment companies. Each of the portfolios is, under federal securities laws, limited in the degree to which it may invest in shares of another investment company, in that it may not, at the time of the purchase, (1) acquire more than 3 percent of the outstanding voting shares of the investment company, (2) invest more than 5 percent of the portfolio's total assets in the investment company, or (3) invest more 10 percent of the portfolio's total assets in all investment company holdings. As a shareholder in any investment company, a portfolio will bear its ratable share of the investment company's expenses, including management fees in the case of a management investment company.





ZERO COUPON AND STEP COUPON SECURITIES

The Asset Director, Investment Grade Bond, Socially Responsive and Value Portfolios may invest in zero coupon, strips, and step coupon securities. Zero coupon and step coupon bonds do not make regular interest payments; instead they are issued and traded at a discount from their face amounts. They do not entitle the holder to any periodic payment of interest prior to maturity or prior to a specified date when the securities begin paying current interest. Principal and accrued interest are paid at maturity. "Strips" are debt securities that are stripped of their interest after the securities are issued, but otherwise are comparable to zero coupon bonds. The issuers of most zero coupon bonds, and the obligor of most "strips" purchased by the portfolio will be the U.S. government and its agencies or instrumentalities, though corporates are also permitted.

The market value of "strips" and zero coupon bonds generally fluctuates in response to changes in interest rates to a greater degree than interest-paying securities of comparable term and quality. The discount from the face amount or par value depends on the time remaining until cash payments begin, prevailing interest rates, liquidity of the security, and the perceived credit quality of the issuer.

Current federal income tax law requires holders of zero coupon securities and step coupon securities to report the portion of the original issue discount on such securities that accrues that year as interest income, even though the holders receive no cash payments of interest during the year. In order to qualify as a "regulated investment company" under the Code, a portfolio must distribute its investment company taxable income, including the original issue discount accrued on zero coupon or step coupon bonds.




ILLIQUID AND RESTRICTED SECURITIES

A portfolio may invest in an illiquid or restricted security if the Advisor believes that it presents an attractive investment opportunity. Generally, a security is considered illiquid if it cannot be disposed of within seven (7) days in the ordinary course of business at approximately the amount at which a portfolio has valued the security. Its illiquidity might prevent the sale of such a security at a time when the Advisor might wish to sell, and these securities could have the effect of decreasing the overall level of a portfolio's liquidity. A portfolio may be subject to significant delays in disposing of illiquid securities, and transactions in illiquid securities may entail registration expenses and other transaction costs that are higher than those for transactions in liquid securities. Further, the lack of an established secondary market may make it more difficult to value illiquid securities, requiring the Fund to rely on judgments that may be somewhat subjective in determining value, which could vary from the amount that a portfolio could realize upon disposition.


Restricted securities, including private placements, are subject to legal or contractual restrictions on resale. They can be eligible for purchase without SEC registration by certain institutional investors known as "qualified institutional buyers," and under the Fund's procedures, restricted securities could be treated as liquid. However, some restricted securities may be illiquid, and restricted securities that are treated as liquid could be less liquid than registered securities traded on established secondary markets. A portfolio may invest up to 10 percent, 15 percent for the Socially Responsive Portfolio, of its total assets in illiquid securities, measured at the time of investment.




LENDING OF PORTFOLIO SECURITIES


The portfolios may, from time to time, lend securities from their portfolios to brokers, dealers and financial institutions and receive as collateral cash or U.S. Treasury securities which at all times while the loan is outstanding will be maintained in amounts equal to at least 100 percent of the current market value of the loaned securities. Any cash collateral will be invested in short-term securities. Such loans may not have terms longer than thirty (30) days and will be terminable at any time. The portfolios may also pay reasonable fees to persons unaffiliated with the portfolios for services in arranging such loans.




Investment Restrictions

Each portfolio's investment objective or objectives as set forth in the prospectus under "The Portfolios" (except the Socially Responsive Portfolio's) together with the investment restrictions set forth below, are fundamental policies of each existing portfolio and may not be changed with respect to that portfolio without the approval of a majority of the outstanding voting shares of that portfolio. The vote of a majority of the outstanding voting shares of a portfolio means the vote at an annual or special meeting of the lesser of: (a) 67 percent or more of the voting securities present at such meeting, if the holders of more than 50 percent of the outstanding voting shares of such portfolio are present or represented by proxy; or (b) more than 50 percent of the outstanding voting securities of such portfolio. Under these restrictions, an existing portfolio (or the specific portfolio, where noted) may not:



     (1) Invest in a security if, with respect to 75 percent of its total assets, more than 5 percent of its total assets (taken at market value at the time of such investment) would be invested in the securities of any one issuer, except that this restriction does not apply to U.S. government securities.

     (2) Invest in a security if, with respect to 75 percent of its assets, it would hold more than 10 percent (taken at the time of such investment) of the outstanding voting securities of any one issuer, except that this restriction does not apply to U.S. government securities.

     (3) Invest in a security if more than 25 percent of its total assets (taken at market value at the time of such investment) would be invested in the securities of issuers in any particular industry, except that this restriction does not apply (a) to U.S. government securities (or repurchase agreements with respect thereto), and (b) with respect to the Asset Director and Money Market Portfolios and, to securities or obligations (other than commercial paper) issued by domestic branches of U.S. banks.

     (4) Purchase or sell real estate, except that a portfolio may invest in securities secured by real estate or real estate interests or issued by companies in the real estate industry or which invest in real estate or real estate interests.

     (5) All portfolios except the Socially Responsive Portfolio may not purchase securities on margin (except for use of short-term credit necessary for clearance of purchases and sales of Portfolio securities), except a portfolio engaged in transactions in options, futures, and options on futures may make margin deposits in connection with those transactions.

     (6) Issue senior securities, except insofar as a portfolio may be deemed to have issued a senior security by reason of borrowing money in accordance with that portfolio's borrowing policies. For purposes of this investment restriction, the writing of stock options, and collateral arrangements with respect to margin or other deposits with regard to futures contracts, and related options, are not deemed to be an issuance of a senior security.

     (7) Act as an underwriter of securities of other issuers, except, when in connection with the disposition of portfolio securities, a portfolio may be deemed to be an underwriter under the federal securities laws.

     (8) All portfolios except the Socially Responsive Portfolio may not make short sales of securities, except short sales against the box.

     (9) Borrow money or pledge, mortgage, or hypothecate its assets, except that a portfolio may (a) borrow from banks for temporary purposes, but any such borrowing is limited to an amount equal to 25 percent of a portfolio's net assets and a portfolio will not purchase additional securities while borrowing funds in excess of 5 percent of that portfolio's net assets; and (b) enter into reverse repurchase agreements and transactions in options, interest rate futures contracts, stock index futures contracts, other futures contracts based on other financial instruments, and options on such futures contracts. For these purposes, the deposit of assets in escrow in connection with the writing of covered put and call options and the purchase of securities on a "when-issued" or delayed delivery basis and collateral arrangements with respect to initial or variation margin and other deposits for futures contracts, and options on futures contracts, will not be deemed to be pledges of a portfolio's assets.

     (10) All portfolios except the Socially Responsive Portfolio may not invest in securities that are illiquid because they are subject to legal or contractual restrictions on resale, in repurchase agreements maturing in more than seven (7) days, or other securities which in the determination of the Advisor are illiquid if, as a result of such investment, more than 10 percent of the total assets of the portfolio (taken at market value at the time of such investment) would be invested in such securities.


     (11) Purchase or sell commodities or commodities contracts, except to the extent disclosed in the current prospectus and/or SAI.

     (12) The Socially Responsive Portfolio may not make loans, except as permitted under the 1940 Act, and as interpreted, modified or otherwise permitted by regulatory authority having jurisdiction from time to time.

The following additional investment restriction applies to the Socially Responsive Portfolio but is not a fundamental policy and therefore may be changed without the vote of a majority of the outstanding voting shares of that Portfolio. The Socially Responsive Portfolio may not purchase or otherwise acquire any securities if, as a result, more than 15 percent of the Portfolio's net assets would be invested in securities that are illiquid.

With regard to the Socially Responsive Portfolio, if any percentage restriction described above is satisfied at the time of purchase, a later increase or decrease in such percentage resulting from a change in net asset value will not constitute a violation of such restriction. However, should a change in net asset value or other external events cause the Portfolio's investments in illiquid securities to exceed the limitation set forth above, the Portfolio will act to cause the aggregate amount of illiquid securities to come within such limit as soon as reasonably practicable. In such an event, however, the Portfolio would not be required to liquidate any Portfolio securities where the Portfolio would suffer a loss on the sale of such securities.

To the extent any of the portfolios cover its commitment under a reverse repurchase agreement (or economically similar transaction) by the segregation of assets determined to be liquid in accordance with procedures adopted by the directors, equal in value to the amount of the portfolio's commitment to repurchase, such an agreement will not be considered a "senior security" by the portfolio and therefore will not be subject to investment restriction no. 6.

Disclosure of Portfolio Holdings


It is the Fund's policy that portfolio security information will only be disclosed in situations when it is believed that such disclosures are in the best interest of Fund investors.


The Fund currently provides portfolio security information to the following entities:


     1. A complete list of holdings is available to individual investors on a quarterly basis either through the Fund's annual and semi-annual reports or through Form N-Q which is filed with the SEC.

     2.   Fund holdings are provided to several third-party service providers.

          o The Fund custodian has daily access to portfolio holdings. They are prohibited from disseminating this information to any other entity unless the law requires it or they have received prior approval from the Fund or the Fund's Investment Advisor.

          o Organizations that process and provide the Fund with proxy voting materials receive current security information from the Fund custodian on a daily basis. These parties are restricted in their agreement with the Fund accountant from using the information for anything other than the services provided under the agreement.

          o The Fund auditor reviews previous year-end portfolio holdings during the first quarter of every year. The auditors are restricted from sharing the information except as required by the agreement and the services rendered.


          o Third-party service providers create informational sheets for current and potential Fund investors. Security information is usually provided the month following each quarter-end to these third party service providers. Informational sheets are typically available to Fund investors within two (2) months following each quarter-end. Third party service providers are restricted from using or disclosing this information except for purposes of preparing the information sheets.

          o Broker-dealers or research firms provide information regarding companies of interest, based on the holdings of the portfolios. This information may be provided to brokers on an ad-hoc basis and only includes security names on the day the information is sent. Brokers are prohibited from disclosing, publishing, or disseminating security information unless they have received prior consent from the Fund or from the Fund's Investment Advisor.

     3. Holding information is made available, in some cases, to various rating and ranking organizations so they are able to analyze each portfolio. Providing this information is a prerequisite to be included in the analysis process of each rating organization. Security information is typically provided on a monthly or quarterly basis, depending on the requirements of the rating organization. Their analysis is typically available for distribution within one to three months, depending on the organization. Rating organizations will either publish security information on funds included in their database that is then available only to individuals who subscribe to their analysis services, provide a list of top holdings, or not publish any of the holding information that has been provided to them. There are no restrictions imposed upon these ratings and rankings organizations upon disclosure of information given to them.


     4. Portfolio holdings are never provided to select clients or entities for trading purposes or for personal gain.

No compensation or consideration is received by the Fund, its Investment Advisor, or any party in connection with the disclosure of information about portfolio securities.


The following individuals or categories of individuals may authorize disclosure of the Fund's portfolio securities:

         1.       the investment officers of the Investment Advisor
         2.       the Board of Directors of the Fund
         3.       the executive officers of the Fund

The Board of Directors of the Fund reviews and approves the policies and procedures regarding disclosure of Fund holdings on an annual basis. All such policies and procedures are included in the Compliance Program for the Fund.





                             Management of the Fund


Management Information


Overall responsibility for management of the Fund rests with its Board of Directors, who are elected by the shareholders of the Fund. The directors elect the officers of the Fund to actively supervise its day-to-day operations


Standing Committees of the Board of Directors


The Audit Committee is composed of Mr. Viets (Chair), and Messrs. Helmich and Short. All committee members must be able to read and understand fundamental financial statements, including a company's balance sheet, income statement, and cash flow statement. At least one (1) committee member will be an "audit committee financial expert" as defined by the SEC. The committee normally meets twice per year in conjunction with winter and summer in-person meetings of the Board of Directors, or more frequently as called by the Chair. The committee meets with the Fund's Treasurer and Chief Compliance Officer, with personnel responsible for the internal audit function of the Advisor, and with the Fund's outside auditors. The committee has direct responsibility for the appointment, compensation, and oversight of the work of the outside auditors employed by the Fund. The committee assists the Board in overseeing and monitoring: (i) the systems of internal accounting and financial controls of the Fund and the Fund's service providers, (ii) the financial reporting processes of the Fund, (iii) the independence, objectivity and qualification of the auditors of the Fund, (iv) the annual audits of the Fund's financial statements, and (v) the accounting policies and disclosures of the Fund. The committee considers and acts upon (i) the provision by any outside auditor of any non-audit services for the Fund, and
(ii) the provision by any outside auditor of certain non-audit services to the Fund service providers and their affiliates to the extent that such approval (in the case of this clause (ii)) is required under applicable regulations of the SEC. It oversees and receives reports on the Fund's service providers' internal controls and reviews the adequacy and effectiveness of the service providers' accounting and financial controls.



The committee reviews at least annually a report from the outside auditor describing any material issues raised by the most recent internal quality control, peer review, or Public Company Accounting Oversight Board examination of the auditing firm and any material issues raised by any inquiry or investigation by governmental or professional authorities of the auditing firm and in each case any steps taken to deal with such issues. The committee will review periodically the Fund's major internal controls exposures and the steps that have been taken to monitor and control such exposures. The committee also plays an oversight role with respect to compliance with its investment restrictions, the code of ethics relating to personal securities transactions, the Fund's Compliance Program, and anti-money laundering requirements. During the fiscal year ended December 31, 2008, the committee held two meetings. The names of the directors, their addresses, ages, positions, principal occupation(s) during the past five (5) years, number of portfolios in the Fund complex overseen, and other directorships held by each director and executive officer are set forth below:





--------------------------------------------------------------------------------------------------------------------------
                                                                                           Number of
                                            Term of Office                            Portfolios in Fund      Other
 Name, Age and Address     Current Position  and Length     Principal Occupation      Complex Overseen    Directorships
     in 2009                with the Fund    of Service      During the last 5 years     By Director     Held by Director
-----------------------------------------------------------------------------------------------------------------------------
Independent Directors
-----------------------------------------------------------------------------------------------------------------------------
Jean L. Wojtowicz            Chairperson     Indefinite,      President, Cambridge           5          Vectren Corp.
7107 Royal Oakland Ct.       of the Board    11/16/2007 to    Capital Management Corp.                  First Merchants Corp.&
Indianapolis, IN 46236                       present;          (1983 to present)                        First Internet Bank
Age 52                       Director        Indefinite                                                 of Indiana
                                             9/22/2003 to
                                             present
-----------------------------------------------------------------------------------------------------------------------------
Gilbert F. Viets             Chairman of     Indefinite,      Deputy Commissioner and        5          St. Vincent  Hospital
2105 N. Meridian St.,        the Audit       11/16/2007 to    Chief of Staff, Indiana                   Indianapolis
Ste. 400                     Committee       present;         Department of
Indianapolis, IN 46202       Director        Indefinite,      Transportation (12/2006 until his
Age 65                                       9/27/2004 to     retirement in 11/2008); State of Indiana
                                             present          Office of Management &
                                                              Budget (2005-12/2006);
                                                              Chief Financial
                                                              Officer/Chief
                                                              Restructuring
                                                              Officer/Special Assistant
                                                              to the Chairman, ATA
                                                              Holdings, Inc.
                                                              (7/2004-11/2005);
                                                              Associate Clinical
                                                              Professor, Indiana
                                                              University (8/2002-7/2004)
-----------------------------------------------------------------------------------------------------------------------------
Stephen J. Helmich,          Director        Indefinite,      President,                     5          None
307 Galahad Drive                            12/17/2004 to    Cathedral High School
Franklin, IN 46131                           present          (1999 to present)
Age 60
-----------------------------------------------------------------------------------------------------------------------------
K. Lowell Short, Jr.         Director        Indefinite,      CFO, Forethought Financial     5          None
8842 Traders Landing                         11/16/2007 to    Group (10/06-7/07); Senior
Brownsburg, IN 46112                         present          Vice President,  Finance,
Age 53                                                        Conseco Insurance
                                                              Companies (11/86-10/06)
-----------------------------------------------------------------------------------------------------------------------------
Interested Directors
-----------------------------------------------------------------------------------------------------------------------------
William R. Brown*            Director        Indefinite,      General Counsel &              5          Franklin College
 6674 Flowstone Way                          11/16/2007 to    Secretary, American United
Indianapolis, IN 46237                       present          Life Insurance Company(R)
age 70                                                       (1/1986 until his
                                                              retirement in 8/2002)
-----------------------------------------------------------------------------------------------------------------------------


The following table shows the executive officers of the Fund, their addresses, their ages, their positions with the Fund, their terms of office and length of time served in such positions, and their principal occupations during the past five (5) years.





-----------------------------------------------------------------------------------------------------------------------------
                                    Current Position        Term of Office and      Principal Occupations during the
    Name and Age in 2009*            with the Fund           Length of Service              Past Five Years'
-----------------------------------------------------------------------------------------------------------------------------
J. Scott Davison, Age 45               President              Indefinite, 8/15/08   Chief Financial Officer, American United Life
                                                              to present            Insurance Company(R)(6/2004 to Present); Senior
                                                                                    Vice President, Strategic Planning & Corporate
                                                                                    Development (7/2002 - 6/2004)

-----------------------------------------------------------------------------------------------------------------------------
Constance E. Lund, Age 56              Treasurer              Indefinite, 2/2/00    Senior Vice President, Corporate Finance,
                                                              to present            American United Life Insurance Company(R)
                                                                                    (1/2000 to present)
-----------------------------------------------------------------------------------------------------------------------------
Thomas M. Zurek, Age 61                Secretary              Indefinite, 12/13/02  General Counsel & Secretary, American United
                                                              to present            Life Insurance Company(R)(8/2002 to present)
-----------------------------------------------------------------------------------------------------------------------------
Daniel Schluge, Age 48                 Assistant Treasurer    Indefinite, 2/23/07   Controller, American United Life Insurance
                                                              to present            Company(R)(7/2000 to present)
-----------------------------------------------------------------------------------------------------------------------------
Richard M. Ellery, Age 38              Assistant Secretary    Indefinite, 8/24/07   Associate General Counsel, American United Life
                                                              to present            Insurance Company(R)(1/2007 to present);
                                                                                    Assistant General Counsel, American United
                                                                                    Life Insurance Company(R)(5/2004-1/2007);
                                                                                    Senior Counsel (11/2001-5/2004)
------------------------------------------------------------------------------------------------------------------------------


* The executive officers of the Fund can be reached at One American Square, Indianapolis, Indiana 46282. Due to their current employment with American United Life Insurance Company(R) ("AUL"), the investment advisor to the Fund (the "Investment Advisor"), Mr. Davison, Ms. Lund, Mr. Zurek, Mr. Schluge, and Mr. Ellery may be deemed to be "interested persons" as defined by Section 2(a)(19) of the 1940 Act. With regard to the table on the previous page, Mr. Brown, due to his previous employment with AUL and the current receipt of deferred compensation from AUL, may also be deemed to be an "interested person" as defined by Section 2(a)(19) of the 1940 Act



Listed below for each director is a dollar range of equity securities beneficially owned in the Fund, together with the aggregate dollar range of equity securities in all registered investment companies overseen by each director that are in the same family of investment companies as the Fund, as of December 31, 2008.




                                                                     Aggregate Dollar Range
                                                                     of Equity Securities in
                                                                     All Registered Investment
                                                                     Companies Overseen by the
                               Dollar Range of Equity                Director in Family of Investment
Name of Director               Securities in the Fund*               Companies*
------------------------------------------------------------------------------------------------------------------------------
William R. Brown                Over $100,000                          Over $100,000
Stephen J. Helmich              $50,001 - $100,000                     $ 50,001 - $ 100,000
K. Lowell Short, Jr.            None                                   None
Gilbert F. Viets                $50,001 - $100,000                     $ 50,001 - $ 100,000
Jean L. Wojtowicz               None                                   None
------------------------------------------------------------------------------------------------------------------------------

* In disclosing the dollar range of equity securities beneficially owned by a director in these columns, the following ranges will be used: (i) none;
     (ii) $1 - $10,000; (iii) $10,001 - $50,000; (iv) $50,001-$100,000;  and (v)
     over $100,000.




No Independent Director (or an immediate family member thereof) had any direct or indirect interest, the value of which exceeds $120,000, in AUL, the principal underwriter of the Fund, or any entity controlling, controlled by or under common control with AUL or the principal underwriter of the Fund (not including registered investment companies). Set forth in the table below is information regarding ownership of each Independent Director (and his immediate family members) of securities issued by AUL, the principal underwriter of the Fund, and any entity controlling, controlled by or under common control with AUL or principal underwriter of the Fund (not including registered investment companies).












                        Name of Owners
                           and
   Name of             Relationships                                        Value of
Independent Director    to Directors       Company       Title of Class     Securities      Percent of Class
------------------------------------------------------------------------------------------------------------------------------
William R. Brown           None              None            None              None              None

Stephen J. Helmich         None              None            None              None              None

K. Lowell Short, Jr.       None              None            None              None              None

Gilbert F. Viets           None              None            None              None              None

Jean L. Wojtowicz          None              None            None              None              None



No director is a party adverse to the Fund or any of its affiliates in any material pending legal proceeding.

No Independent Director or immediate family member has, during the two (2) most recently completed calendar years had: (i) any material interest, direct or indirect, in any transaction or series of similar transactions, in which the amount involved exceeds $120,000; (ii) any securities interest in the principal underwriter of the Fund or the Investment Advisor or their affiliates (other than the Fund); or (iii) any direct or indirect relationship of any nature, in which the amount involved exceeds $120,000, with:

     o    the Fund;

     o    an officer of the Fund;

     o an investment company, or person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same Investment Advisor or principal underwriter as the Fund or having an Investment Advisor or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Investment Advisor or principal underwriter of the Fund;


     o an officer of the investment company, or a person that would be an investment company but for the exclusions provided by sections 3(c)(1) and 3(c)(7) of the 1940 Act, having the same Investment Advisor or principal underwriter as the Fund or having an Investment Advisor or principal underwriter that directly or indirectly controls, is controlled by, or is under common control with the Investment Advisor or principal underwriter of the Fund or an officer of the Investment Advisor or principal underwriter of the Fund;

     o    An Investment Advisor or Principal Underwriter of the Fund;

     o a person directly or indirectly controlling, controlled by, or under common control with the Investment Advisor or principal underwriter of the Fund; or

     o an officer of a person directly or indirectly controlling, controlled by, or under common control with the Investment Advisor or principal underwriter of the Fund.



Compensation of Directors

The Fund pays those directors who are not officers or employees of AUL a fee of $8,000 per year plus $1,500 per board meeting attended. The Chairman of the Board is paid an additional $5,000 per year. A Chairman of any chartered committee of the Board is paid an additional $2,500 per year. Each member of any chartered committee of the Board is paid $500 per committee meeting attended. The Fund also pays travel expenses incurred by directors to attend Board meetings. During the fiscal year ended December 31, 2008, the Fund paid fees aggregating $73,631 to all directors who are not officers or employees of the Fund. AUL pays all salaries, fees, and expenses of any Director or Executive Officer of the Fund who is an officer or employee of AUL and the Fund makes no payments to such Persons. As of the end of the 2008 fiscal year, the officers and directors, as a group, have no interest in any contracts which would entitle them to give voting instructions for any portfolio of the Fund. Neither the Fund nor AUL accrues pension or retirement benefits as a part of Fund expenses, and directors of the Fund are not entitled to benefits upon retirement from the Board of Directors.




                           Compensation Table+
                                                            Pension or
                                                            Retirement             Total Compensation
                                     Aggregate           Benefits Accrued as       from Fund and Fund C
                                   Compensation from   from Fund and Fund's           Complex Paid to
Name of Person, Position              the Fund*             Expenses                  Directors*
--------------------------------------------------------------------------------------------------------------------------------
William R. Brown, Director          $ 13,250                    -                     $ 13,250
 -------------------------------------------------------------------------------------------------------------------------------
Stephen J. Helmich, Director        $ 14,200                    -                     $ 14,200
--------------------------------------------------------------------------------------------------------------------------------
James W. Murphy, Director**         $  1,250                    -                     $  1,250
 -------------------------------------------------------------------------------------------------------------------------------
K. Lowell Short, Jr., Director      $ 14,200                    -                     $ 14,200
--------------------------------------------------------------------------------------------------------------------------------
Gilbert F. Viets, Director          $ 15,950                    -                     $ 15,950
and Chairperson of Audit Committee

Jean L. Wojtowicz,                  $ 18,250                    -                     $ 18,250
Chairperson of the Board
-------------------------------------------------------------------------------------------------------------------------------





+ Only Directors who are not officers or employees of AUL are compensated by the Fund.

* Represents total fees paid by the Fund to each Director indicated for the calendar year ended December 31, 2008.








Principal Holders and Management Ownership of Securities


As of January 1, 2009, the directors and executive officers of the Fund, as a group, owned variable contracts that entitled them to give voting instructions with respect to less than 1 percent of the shares of any Portfolio of the Fund.

As of January 1, 2009, the Fund's records showed that the Investment Advisor's Home Office Defined Benefit Plan held 5.66% shares of the OneAmerica Value Portfolio and 7.51% shares of the Investment Grade Bond Portfolio.





The Investment Advisor

American United Life Insurance Company (R), ("AUL") serves as Advisor to the Fund pursuant to an Investment Advisory Agreement (the "Agreement") between it and the Fund. AUL is responsible for administering affairs of the Fund and supervising the investment program for the portfolios in accordance with applicable laws and regulations. AUL also furnishes to the Board of Directors, which has overall responsibility for the business and affairs of the Fund, periodic reports on the investment performance of each portfolio.

At the Fund's request, AUL provides, without charge, personnel (who may also serve as officers of the Fund) to render certain clerical, accounting, administrative and other services to the Fund as may be requested. Also, AUL furnishes to the Fund, without additional charge, such administrative and management supervision and office facilities (which may be AUL's own offices) as AUL may believe appropriate or as the Fund may reasonably request. However, the Fund may also hire its own employees and contract for services to be performed by third parties.

The Fund pays AUL a fee for its services under the agreement based on an annual percentage of the average daily net assets of each portfolio. The Fund pays AUL a monthly fee at an annual rate of 0.50 percent of the average daily net assets for each of the Asset Director Portfolio, Investment Grade Bond Portfolio, Value Portfolio, and; 0.40 percent for the Money Market Portfolio; and 0.70 percent for the Socially Responsive Portfolio. For the years ended December 31, 2008, 2007, and 2006, respectively, AUL was entitled to receive (or did receive) the following advisory fees from the Portfolios: $1,521,103, $2,126,448, and $1,920,467 from the Value Portfolio; $690,992, $636,195, and $667,326 from the
Investment Grade Bond Portfolio; $1,050,953, $911,478, and $838,681 from the Money Market Portfolio; $1,473,361 $1,679,783, and $1,360,037 from the Asset Director Portfolio; and $30,228, $37,760 and $18,507 from the Socially Responsive Portfolio.


AUL conducts a conventional life insurance and annuity business, and manages pension and other accounts. As of December 31, 2008, the OneAmerica Financial Partners, Inc. with whom AUL is affiliated, had assets of $18,493.7 million and had equity of $1,042.3 million. AUL is registered with the SEC as an Investment Advisor. Such registration does not involve supervision by the SEC over investment advice.


The Agreement with AUL, dated March 8, 1990, was originally approved by a majority of the Fund's directors, including a majority of the directors who are not parties to the Agreement or interested persons of any such party (the "Independent Directors"). Subsequently, on May 10, 1991, the Agreement was approved by a majority of each portfolio's shareholders at a meeting called for the purpose of voting on the approval of the Agreement. From year to year thereafter, the Agreement will continue in effect with respect to a portfolio, provided such continuance is approved at least annually by the Board of Directors or by vote of a majority of the holders of the outstanding voting securities of the portfolio and a majority of the Independent Directors by votes cast in person at a meeting called for such purpose. The Agreement will terminate automatically in the event of its assignment, and it may be terminated without penalty on sixty (60) days' written notice by the Board, or pursuant to a majority vote, in accordance with the 1940 Act, of the persons entitled to vote with respect to the portfolios. The Board of Directors most recently approved the Agreement at a meeting held on February 26, 2009.

Fund Administration Agreement


The Fund has entered into an agreement with the Bank of New York Mellon (the "Bank") whereby the Bank has agreed to provide certain administrative services to the Fund. The Bank has agreed to monitor and document compliance by the Fund with its policies and restrictions contained in its prospectus; monitor federal share registration requirements; participate in updating the Fund's SEC filings; coordinate the preparation, filing, printing and dissemination of periodic shareholder reports; prepare certain tax returns and monitor compliance with the Internal Revenue Code; prepare statistical reports for outside information services; determine dividend and capital gains distributions; and, make initial response to inquiries from the SEC and other regulatory authorities and advise the Fund of such inquiries.

In return  for the  services  provided  by the Bank,  the Fund will pay the Bank
0.025  percent,  per  annum,  on the first $1  billion of assets of the Fund and
0.020 percent on the excess. There is a minimum annual fee of $35,000 per Portfolio. The fees paid to the Bank under this agreement for the years ended December 31, 2008, 2007, and 2006 were $319,367, $321,273, and $293,358, respectively.







Transfer Agent Agreement

The Fund has entered into an agreement  with Unified Fund  Services  ("Unified')
whereby Unified has agreed to provide certain transfer agent services to the Fund. Unified has agreed to maintain complete shareholder records for each portfolio; process all purchase and redemption orders of a portfolio's shareholders in accordance with its current prospectus; process redemption, exchange and transfer requests upon telephone instructions from qualified shareholders; support the processing of shareholder transactions, commissions, and other functionality that may be offered through NSCC as an optional and additional transfer agency service; provide rebalancing, asset allocation models and performance measurement as an optional and additional transfer agency service; and to act as the Fund's dividend disbursement agent.

In return for the services provided by Unified, the Fund will pay Unified $16.80 per year for each equity/bond portfolio and $20.00 per year for each money market portfolio. There is a minimum annual fee of $10,000 per Portfolio. The agreement was effective April 1, 2006. The fees paid to Unified under this agreement for the years ended December 31, 2008, 2007 and 2006 were $47,251 $45,859 and $41,584 respectively.


Market Timing Surveillance

The Fund has also contracted with Unified to provide market timing surveillance for the Fund. The cost of this surveillance, approximately $4,840 per portfolio for the first year and $3,840 per portfolio per year thereafter, is borne by the investors that purchase shares of the portfolios of the Fund.



Fund Accounting Agreement


The Fund has entered into an agreement with the Bank of New York Mellon (the "Bank") whereby the Bank has agreed to provide certain accounting services to the Fund. The Bank has agreed to maintain all accounting records of the Fund; monitor outstanding share balances of each portfolio; price all securities in each portfolio according to instructions provided by the Fund; determine the daily accrual rates for any money market portfolios; reinvest capital gains distributions and dividend distributions paid by the Fund according to instructions provided by the Fund; and provide net asset values for each portfolio on a daily basis.

In return  for the  services  provided  by the Bank,  the Fund will pay the Bank
0.0325  percent,  per  annum,  on the first $1 billion of assets of the Fund and
0.03 percent on the excess. There is a minimum annual fee of $30,000 per Portfolio. The fees paid to the Bank under this agreement for the years ended December 31, 2008, December 31, 2007, and December 31, 2006 were $350,433,
$387,065 and $269,706 respectively, which includes a monthly multi-class Fund charge.






Custody Agreement


The Fund has entered into an agreement with the Bank of New York Mellon (the "Bank") whereby the Bank has agreed to provide certain custody services to the Fund. The Bank has agreed to segregate, keep and maintain the assets of the Fund separate and apart; establish and maintain separate accounts, in the name of each series; credit moneys received by it for the account of the Fund; furnish the Fund with confirmations and a summary, on a per Series basis, of all transfers to and from the account of the Fund for a series; collect all income, dividends and distributions due or payable; give notice to the Fund and present payment and collect the amount payable upon such securities which are called; present for payment and collect the amount payable upon all securities which mature; hold directly, or through the Book-Entry System or the Depository, all rights and similar securities issued with respect to any securities held by the Custodian for such series; and deliver all proxy materials to the Fund.

In return  for the  services  provided  by the Bank,  the Fund will pay the Bank
0.001 percent, per annum, on the first $100 million of the net asset value of Portfolio securities and 0.0005 percent on the excess. The fees paid to the Bank under this agreement for the years ended December 31, 2008, December 31, 2007 and December 31, 2006 were $109,158, $ 115,769 and $ 106,250, respectively.







Rule 12b-1 Plan


Under a plan of distribution and service pertaining to the Advisor Class shares adopted by the Fund in the manner prescribed by Rule 12b-1 under the 1940 Act ("Plan"), the Fund pays insurance companies, broker-dealers, banks, plan sponsors and recordkeepers, and other financial institutions ("Authorized Firms") an aggregate fee in an amount not to exceed on an annual basis 0.30 percent of the average daily net asset value attributable to the Advisor Class shares of each portfolio (the "Plan Fee"), as compensation or reimbursement for services rendered and/or expenses borne, in connection with the financing of the activities and services pursuant to an agreement with an Authorized Firm. The Plan will be operated as a compensation plan.

AUL uses the Plan Fee to pay Authorized Firms for distribution-related services and other investor services that the Authorized Firms provide with respect to the Advisor Class shares. These services include, but are not limited to, the following: (1) the printing and mailing of Fund prospectuses, SAIs, related supplements and shareholder reports to current and prospective contract owners,
(2) the development and preparation of sales material, including sales literature, relating to Advisor Class shares, (3) the provision of materials and activities intended to educate and train Authorized Firms' sales personnel concerning  the Funds and Advisor Class shares,  (4) obtaining  information  and providing explanations to contract owners concerning the Funds (5) the compensation of Authorized Firm sales personnel with respect to services that result in the sale or retention of Advisor Class shares, (6) the provision of personal services and/or account maintenance services to contract owners with respect to insurance company separate accounts that hold Advisor Class shares,
(7) the financing of other activities that the Board determines are primarily intended to result in the sale of Advisor Class shares, (8) the receipt, aggregation and processing of purchase, exchange and redemption orders of beneficial owners of Advisor Class shares, (9) the provision of sub-accounting services for Advisor Class shares beneficially held, and (10) the processing of dividend payments for Advisor Class shares beneficially held.

The Board of Directors reviews annually the Plan and corresponding expenses. Among other things, the Plan provides that (1) any person authorized to direct the disposition of the monies paid or payable by the Fund pursuant to the Plan will submit to the Board of Directors at least quarterly, and the Board of Directors will review, reports regarding all amounts expended under the Plan and the purposes for which such expenditures were made, (2) the Plan will continue in effect only so long as it is approved at least annually, and any material amendment thereto is approved, by the Board of Directors, including the Independent Board Members, acting in person at a meeting called for that purpose, (3) distribution-related payments by the Fund under the Plan shall not be materially increased without the affirmative vote of the holders of a majority of the outstanding Advisor Class shares, and (4) while the Plan remains in effect, the selection and nomination of directors who are not "interested persons" of the Fund shall be committed to the discretion of the directors who are not "interested persons" of the Fund.


In approving the Plan for the Fund, the Board of Directors considered all the features of the distribution and service plan for the Advisor Class shares, including (1) the expectation that Advisor Class shares would be sold primarily to the separate accounts of insurance companies, (2) the expenses those insurance companies were likely to incur in marketing Advisor Class shares to the owners of contracts issued by their separate accounts, (3) the need to encourage those insurance companies to educate their agents concerning the Fund and to compensate their agents for selling Advisor Class shares, and (4) the need to encourage those insurance companies to educate their contract owners concerning the Fund and to provide personal and account maintenance services to contract owners with respect to the Fund's Advisor Class shares attributable to their accounts.



Investment Advisor Proxy Voting Policies and Procedures


To the extent any client portfolio owns voting securities; AUL will be confronted with proxy voting decisions. AUL is intent on protecting the rights and investments of its clients, and plans to vote all proxy proposals in such a manner to achieve these goals. It is the intent of AUL that proxy proposals are voted in such a manner that enhances the long-term viability of the companies held in each portfolio while also being in the best interest of AUL's clients.

AUL will provide a copy of its Proxy Policies and Procedures to clients upon request. Clients may also request information regarding how the Fund voted proxies relating to portfolio securities during the most recent twelve (12) month period ended June 30. This information is available without charge, upon request, by calling the toll free number found on the cover page of the prospectus and on the Securities and Exchange Commission's website at http://www.sec.gov.

The Investment  Division of AUL is  responsible  for overseeing the proxy voting
process.  Its  responsibilities   include  determining  potential  conflicts  of
interest, voting the proxies, and maintaining records and proxies voted.



Process of Voting Proxies.


Transmit Proxy to the Advisor. When the AUL receives a proxy statement from a company whose voting securities are held in a client account, the proxy materials are forwarded to the Investment Division of AUL.


Conflict of Interest. Each proxy is reviewed by the Investment Division of AUL to assess the extent to which there may be a material conflict between AUL's interests or the interests of any affiliated party of AUL and the interests of a client. In the event that a material conflict arises, AUL will either:

     a.   Disclose   such   conflict  of  interest  to  its  client  and  obtain
          ratification from the client after voting the proxy; or

     b. Vote such proxy based upon the recommendations of an independent third party, such as a proxy voting service.

In the event a proxy vote presents a conflict between the interests of a client, an affiliated person of AUL, or AUL, all such conflicts will be documented. Any material conflicts of interest that arise must be resolved in the best interests of AUL's clients.




Vote. Generally, all proxies of an individual company are voted in a similar manner. All proxies are voted and returned to the designated shareholder services company in a timely manner.


Review. Typically, most proxies contain a combination of issues presented by either corporate management or individual shareholders. AUL reviews proposals from corporate management and individual shareholders and determines, to the best of its ability, how each proposal will affect the viability of the company and the interests of its shareholders. Generally, shareholder interests are enhanced when a company adopts proposals that can further strengthen its business operations, while maintaining corporate integrity. All proposals will be reviewed from a long-term investment perspective.




When voting proxies, AUL often finds proposals that are similar among various holdings. However, care is taken so that each proposal is reviewed on its own merits. Slight nuances in the wording or content of the proposal could alter the ultimate voting decision. .


Abstention. Generally, AUL will not vote proxies in abstention


Compliance Oversight. The Chief Compliance Officer of AUL will periodically reconcile some or all proxies received against holdings on the record date of client accounts over which AUL has voting authority to ensure that all voting securities held on the record date, and for which a voting obligation exists, are voted.


Recordkeeping


AUL will maintain records and proxies voted pursuant to Rule 204-2 under the Advisors Act. The proxy records will be maintained in an easily accessible place for a period of no less than five (5) years from the end of the fiscal year during which the last entry was made on such record, with the first two (2) years in the offices of AUL. As required by Rule 204-2(c) of the Advisors Act, such records will include:

     a.   a copy of all proxy voting policies and procedures;

     b. proxy statements received regarding client securities (which may be satisfied by relying on retrieval from the SEC's Electronic Data Gathering, Analysis, and Retrieval (EDGAR) system or a third party provided that the third party undertakes to provide a copy promptly upon request);

     c.   a record of each vote cast by AUL;

     d. a copy of any document created by AUL that was material to making a decision on how to vote proxies on behalf of a client or that memorializes the basis for that decision; and

     e. a copy of each written client request for proxy voting records and any written response from AUL to any (written or oral) client request for such records.

Listed below are some common proposals that could be presented either by corporate management or from individual shareholders. Although AUL has general policies, final votes are determined by the specific wording of each proposal.




Management Proposals


Board of Directors. AUL typically votes for reinstating directors to the Board of the portfolio company. The primary exception would involve situations where the Board clearly misused its position and repeatedly made questionable decisions that had a negative impact on the company's shareholders.


Auditors. AUL typically votes to reinstate the auditors of the portfolio company for another year. The primary exception would involve situations where the auditors have failed to give proper or ethical advice to corporate management and the Board.



Mergers and Acquisitions. The Advisor typically votes for mergers and corporate restructurings if it is believed that such changes are in the best interest of the shareholders. Important considerations would include, but not be limited to, determining if a premium is priced into the merger transaction, analyzing the financial strength of the surviving entity, considering the specifics of the merger exchange (cash, share transfer, combination of cash and shares, or another method), and calculating any potential tax liability.

Corporate restructurings and spin-offs require an analysis of the proposed financials of each entity after the restructuring has occurred, as well as a consideration of any tax consequences.

AUL typically votes against anti-takeover measures because AUL believes that, while these measures are usually constructed to benefit corporate management, they tend to negatively impact the shareholders' long-term returns. Such proposals would include staggered boards, shareholder rights plans, and change of control agreements.


Changes in Capital Structure. Corporate management will, at times, propose increases or decreases of common and preferred stock issuance. AUL typically votes against the issuance of preferred stock, especially if it is a convertible issue, that would ultimately dilute the interests of the common shareholders.


The final voting decision with regard to the issuance of common stock depends on the intended use of capital received from the sale of newly issued shares.

Proxy contests can exist when a disgruntled shareholder group attempts to secure board positions or an acquirer is waging a hostile takeover attempt. In these situations, AUL will analyze the proposals from the incumbent management and those parties contesting the director nominations. Based on the information available at the time of the proxy vote, it is the intent of AUL to vote for those nominees that have the greatest likelihood of enhancing shareholder investments.



Shareholder Proposals


Executive Compensation. AUL is fully aware that it is crucial for each portfolio company's ultimate success to attract and retain qualified employees. AUL tends to have a negative opinion of stock option plans, pay packages and severance arrangements that only benefit upper management while diluting shareholders and creating an ever-widening pay disparity within the portfolio company. AUL is much more inclined to approve proposals having the intent to reward and provide incentives for all employees of the company.



Social and Corporate Responsibility. Social and corporate responsibility issues are usually brought to vote by shareholders. Each proposal tends to be unique either in its subject or in how it is worded. Because of the uniqueness of each proposal, AUL does not have a hard-and-fast policy as to how these proposals are voted. AUL believes company management has an obligation to fulfill its social and corporate responsibilities. Many times companies have already, in the normal course of business, addressed the issues brought forth in the proposal. If such is the case, management will document their processes in the proxy statement, and AUL will vote against the shareholder proposal. Some shareholder proposals may be considered too cost prohibitive or unreasonable in nature. Typically AUL will vote against these proposals.


Cumulative  Voting.  AUL  typically votes for cumulative voting proposals.



                                  Fund Expenses


General Expenses of the Fund


The Fund is responsible for bearing all costs of its operations. Such costs include fees to AUL, shareholder servicing costs, directors' fees and expenses, legal and auditing fees, custodian fees, registration fees, and others. Fund expenses directly attributable to a portfolio are charged to that portfolio; other expenses are allocated proportionately among all the portfolios either in relation to the net assets of each portfolio or by an equitable division of such expenses if the net asset basis is inequitable.

AUL currently has agreed to reduce its fee with respect to a portfolio to the extent necessary to prevent the portfolio's ordinary operating expenses attributable to Class O shares from exceeding 1 percent for the Asset Director, Investment Grade Bond, Money Market and Value Portfolios and 1.20 percent for the Socially Responsive Portfolio; and Advisor Class shares from exceeding 1.30 percent for the Asset Director, Investment Grade Bond, Money Market and Value Portfolios and 1.50 percent for the Socially Responsive Portfolio, of the Portfolio's average daily net assets during the year.

In the event that this fee arrangement is insufficient to prevent a portfolio's aggregate ordinary operating expenses attributable to Class O shares from exceeding these limits, AUL has further agreed to assume a portfolio's expenses to the extent necessary to limit such expenses. Ordinary operating expenses include the advisory fee but do not include interest, taxes, brokerage commissions and other transactional expenses and, if any, legal claims and liabilities, litigation costs and indemnification payments in connection with litigation, and other extraordinary expenses.

If AUL has reduced its fee with respect to a portfolio in any given year, in any of the next three succeeding years in which the portfolio's ordinary operating expenses do not exceed 1 percent or 1.20 percent and 1.30 percent or 1.50 percent of average daily net assets attributable to Class O and Advisor Class shares, AUL's fee will be increased with respect to that portfolio by an amount equal to any prior fee reduction; provided that such fee increase does not cause the portfolio's expenses to exceed 1 percent or 1.20 percent and 1.30 percent or
1.50 percent in that year. AUL may terminate the policy of reducing its fee and/or assuming Fund expenses upon thirty (30) days written notice to the Fund and such policy will be terminated automatically by the termination of the Investment Advisory Agreement.

               ADDITIONAL INFORMATION REGARDING PORTFOLIO MANAGERS

The Asset Director Portfolio

The  day-to-day  management  of  the  Asset  Director  Portfolio  is  the  joint
responsibility  of  Kathryn  Hudspeth,   Vice  President,   Equities  and  David
Weisenburger, Vice President Fixed Income Securities.


The Investment Grade Bond Portfolio

The day-to-day management of the Investment Grade Bond Portfolio is the responsibility David M. Weisenburger and a staff of credit research analysts. Mr. Weisenburger beneficially owns none of the Fund.

Mark Schmahl, CFA; David McConaha, CFA; and Brian Matthews are Senior Research Analysts and are directly responsible for credit analysis and investment recommendations. Mssrs. Schmahl and Matthews beneficially own none of the Fund. Mr. McConaha owns less than $10,000.

Mssrs. Weisenburger, Schmahl, Matthews, and McConaha receive a fixed base salary and each participates in an incentive compensation plan which compensates each for exceeding benchmark returns for one and three year time periods of a peer group of intermediate maturity investment grade bond mutual funds. Mr. Weisenburger also participates in a strategic flexible compensation plan available to officers of the Investment Advisor. The plan pays variable compensation based primarily on company financial performance with a smaller percentage based on him meeting personal goals.

John Mason, CFA, Vice President, Marketable Bonds is responsible for credit analysis, investment recommendations, and trade execution. Mr. Mason also oversees the management of fixed income assets in OneAmerica's general accounts. Mr. Mason beneficially owns between $10,000 and $50,000 of the Fund.

Kent Adams, CFA, Vice President, Fixed Income Securities oversees the fixed income division of the Advisor for the Portfolio and for OneAmerica's general account assets. Mr. Adams beneficially owns between $100,000 and $500,000 of the Fund.

Mssrs. Adams and Mason both receive a fixed base salary and participate in a strategic flexible compensation plan available to officers of the Investment Advisor. The plan pays variable compensation based primarily on company financial performance with a smaller percentage based on meeting personal goals. Mssrs. Adams and Mason also participate in individual incentive plans, which include an incentive for exceeding benchmark returns for one and three year time periods of a peer group of intermediate maturity investment grade bond mutual funds. Mr. Adams also participates in an executive retirement plan that is not related to his Portfolio manager responsibilities and is not tied to any Fund performance standards.


The Socially Responsive Portfolio

The day-to-day management of the Portfolio is the responsibility of Erik Leighton, Assistant Equity Portfolio Manager. Mr. Leighton has been a portfolio manager of the Socially Responsive Portfolio since its inception and has been with AUL since 2001. After obtaining his MBA, he worked as a research analyst providing equity analysis and economic information for the OneAmerica Value and OneAmerica Asset Director Portfolios. Prior to his involvement with the Investment Advisor, he worked as Director of Management Training for NBD Bank. Mr. Leighton receives a fixed base salary. He also participates in an incentive compensation plan which compensates him for exceeding the one-year and three-year benchmark returns of a broad based index (e.g., S&P 500), though other benchmarks may be used as well. Part of the plan is also dependent on him meeting personal goals related to administrative tasks appropriate to his position within the company. He beneficially owns between $10,000 and $50,000 of the Fund.

The Value Portfolio

The day-to-day management of the Value Portfolio is the responsibility of Kathryn Hudspeth, CFA, Vice President, Equities. Ms. Hudspeth is also responsible for the joint management of the OneAmerica Asset Director Portfolio, which had net assets of $226 million on 12/31/2008. She also manages approximately $40 million in equities held in AUL's general account. Ms. Hudspeth beneficially owns over $100,000 of the Fund.

Ms. Hudspeth receives a fixed base salary and participates in a strategic flexible compensation plan available to officers of the Advisor. The plan pays variable compensation based primarily on company financial performance with a small percentage based on her meeting personal goals related to supervisory and administrative tasks appropriate to her position within the company. She also participates in an incentive compensation plan which compensates her for exceeding the one and three-year benchmark returns of a broad based index (e.g., S&P 500(R) as set forth in the total returns table in the Fund's prospectus, though other benchmarks may be used as well.




Potential Conflicts of Interest


Some equity securities considered for investment by AUL may also be appropriate for AUL's general account as well as for other accounts served by AUL. If a purchase or sale of securities consistent with the investment policies of a portfolio and one or more of these accounts served by AUL is considered at or about the same time, it is the policy of AUL to aggregate the trades in order to assist with its obligation to seek best execution for its clients. It is also the policy of AUL not to favor any one account or portfolio over another in the event that security trades are aggregated. Any purchase or sale orders executed contemporaneously are allocated at the average price and as nearly as practicable on a pro rata basis in proportion to the amounts desired to be purchased or sold by each account or portfolio. However, additional factors will also be taken into consideration when determining proper share allocation, so that the final allocation may not be based solely on a pro rata calculation. These factors include, but are not limited to, the following:

     1)  Percentage of the trade executed
     2)  Total number of shares traded
     3)  Cash flow issues for each portfolio
     4)  Equity allocation for each portfolio prior to trade execution
     5)  Targeted stock allocation for each portfolio prior to trade execution

While it is conceivable that in certain instances these procedures could adversely affect the price or number of shares involved in a particular equity transaction, it is believed that these procedures generally contribute to better overall execution.

AUL's Investment Sub-Committee reviews all discretionary trades executed on behalf of advisory clients (with the exception of the OneAmerica Foundation. Oversight of Foundation trades are the responsibility of the OneAmerica Foundation Trustees). All pencil tickets, which depict both the original and the final share allocations for each portfolio, are reviewed by the Chief Compliance Officer of the Fund.




                      PORTFOLIO TRANSACTIONS AND BROKERAGE


Brokerage and Research Services


The portfolios generally pay a fee or incur an expense in connection with effecting transactions in securities. Equity transactions typically involve the payment by a portfolio of brokerage commissions. Such commissions may be negotiable and may vary among different brokers. Also, a particular broker may charge different commissions according to such factors as the difficulty and size of the transaction. There is generally no stated commission in the case of fixed-income securities, most of which are traded in the over-the-counter markets, but the price paid by a portfolio usually includes an undisclosed dealer commission or mark-up. In underwritten offerings, the price paid by a portfolio includes a disclosed, fixed commission or discount retained by the underwriter or dealer.


AUL places orders for the purchase and sale of equity securities for a portfolio through a substantial number of broker-dealers. In executing transactions, AUL will attempt to obtain the best execution for a portfolio taking into account such factors as price (including the applicable brokerage commission or dollar spread), size of order, the nature of the market for the security, the timing of the transaction, the reputation, experience and financial stability of the broker-dealer involved, the quality of the service, the difficulty of execution and operational facilities of the firms involved, and the firm's risk in positioning a block of securities. In effecting purchases and sales of securities for the account of a portfolio, AUL may pay higher commission rates than the lowest available when AUL believes it is reasonable to do so in light of the value of the brokerage and research services provided by the broker-dealer effecting the transaction, as described below.


While it is conceivable that in certain instances these procedures could adversely affect the price or number of shares involved in a particular transaction, it is believed that these procedures generally contribute to better overall execution of portfolio transactions. This allocation method, and the results of such allocations, are subject to periodic review by AUL.

For many years, it has been a common practice in the investment advisory business for advisors of investment companies and other institutional investors to receive research services from broker-dealers which execute transactions for the clients of such advisors. Consistent with this practice, AUL may receive research services from many broker-dealers with which AUL places portfolio transactions. These services, which in some cases may also be purchased for cash, include such matters as general economic and security market reviews, industry and company reviews, investment software and databases, evaluations of securities, and recommendations as to the purchase and sale of securities. Some of these services may be of value to AUL in advising its various clients (including the Fund), although not all of these services are necessarily useful and of value in managing the Fund. The management fee paid by the Fund is not reduced because AUL and their affiliates receive such services.

As permitted by Section 28 (e) of the Securities Exchange Act of 1934, AUL may cause the Fund to pay a broker-dealer, which provides "brokerage and research services" (as defined in that Act) to AUL, an amount of disclosed commission for effecting a securities transaction in excess of the amount of commission which another broker-dealer would have charged for effecting that transaction.

During the fiscal years ended December 31, 2008, 2007, and 2006, respectively, brokerage commissions in the amount of $80,333, $44,745, and $40,529, were paid by AUL for transactions involving the Asset Director Portfolio. There were no brokerage commissions paid by the Investment Grade Bond Portfolio during the fiscal years ended of December 31, 2008 and 2007; however, during the fiscal year end December 31, 2006, respectively, brokerage commissions in the amount of $341 were paid by AUL for transactions involving the Investment Grade Bond Portfolio. There were no brokerage commissions paid by the Money Market Portfolio during these periods. During the fiscal years ended December 31, 2008, 2007, and 2006, respectively, brokerage commissions in the amount of $1,772, $1,468 and $3,780 were paid by AUL for transactions in the Socially Responsive Portfolio and commissions in the amount of $106,920, $75,458, and $75,045 were paid by AUL for transactions in the Value Portfolio. During the fiscal year ended December 31 2008, 2007 and 2006, respectively, brokerage commissions in the amount of The aggregate net dollar value of equity transactions (net of commissions and SEC charges) on which brokerage commissions were paid for the years ended December 31, 2008, 2007, and 2006, respectively, were as follows:
$67,517,158,  $54,143,445 and $40,720,336 for the Asset Director Portfolio,  $0,
$0 and $1,232,814 for the Investment Grade Bond Portfolio, $94,101,286, $90,406,436 and $74,355,549 for the Value Portfolio, and $1,772, $1,781,766 and
$3,970,614 for the Socially Responsive Portfolio. Some of the broker-dealers through which brokerage transactions were executed provided research services to AUL.







Portfolio Turnover


For reporting purposes, each portfolio's turnover rate is calculated by dividing the value of the lesser of purchases or sales of portfolio securities for the fiscal year by the monthly average of the value of portfolio securities owned by the portfolio during the fiscal year. In determining such portfolio turnover, all securities whose maturities at the time of acquisition were one year or less are excluded. A 100 percent turnover rate would occur, for example, if all of the securities in the portfolio (other than short-term securities) were replaced once during the fiscal year. The turnover rate for each of the portfolios that had investment operations during the periods shown is listed in the section titled "Financial Highlights" in the prospectus.

The turnover rate for each of the portfolios will vary from year to year, and, depending on market conditions, turnover could be greater in periods of unusual market movements and volatility. A higher turnover rate would result in greater brokerage commissions or other transactional expenses which must be borne, directly or indirectly, by a portfolio and ultimately by the portfolio's shareholders.



                             Performance Information


The Fund may, from time to time, include the yield and effective yield of the Money Market Portfolio, the yield of the remaining portfolios, and the total return of all portfolios in advertisements or sales literature. Performance information for the portfolios will not be advertised or included in sales literature unless accompanied by comparable performance information for a separate account to which the Fund offers its shares.

Current yield for the Money Market Portfolio will be based on the change in the value of a hypothetical investment (exclusive of capital charges) over a particular seven (7) day period, less a pro rata share of portfolio expenses accrued over that period (the "base period"), and stated as a percentage of the investment at the start of the base period (the "base period return"). The base period return is then annualized by multiplying by 365/7, with the resulting yield figure carried to at least the nearest hundredth of one percent.

"Effective yield" for the Money Market Portfolio assumes that all dividends received during an annual period have been reinvested. Calculation of "effective yield" begins with the same "base period return" used in the calculation of yield, which is then annualized to reflect weekly compounding pursuant to the following formula:

        Effective Yield = [(Base Period Return + 1)**365/7]-1

For the seven (7) day period ended December 31, 2008, the current yield for the Portfolio was 0.891 percent and the effective yield was 0.895 percent.


Quotations of yield for the remaining portfolios will be based on a particular thirty (30) day (or one (1) month) period ending on the date of the most recent balance sheet included in a post-effective amendment to a registration statement and will be calculated by dividing the net investment income per share earned during the period by the maximum offering price per share on the last day of the period, according to the following formula:

        YIELD    =  2[( a-b+ 1)(6) - 1]
                                  cd

where:
        a = dividends and interests earned during the period, b = expenses accrued for the period (net of reimbursements),

        c = the average daily number of shares outstanding during the period that were entitled to receive dividends, and

        d = the maximum offering price per share on the last day of the period.


For the period ended December 31, 2008, the yield for the portfolios are as follows:

Portfolio                                  Class                      Yield

Asset Director Portfolio                   Class O                    4.56%
Asset Director Portfolio                   Advisor Class              4.22%
Investment Grade Bond Portfolio            Class O                    5.90%
Investment Grade Bond Portfolio            Advisor Class              5.56%
Socially Responsive Portfolio              Class O                    3.07%
Socially Responsive Portfolio              Advisor Class              2.81%
Value Portfolio                            Class O                    3.75%
Value Portfolio                            Advisor Class              3.41%

Quotations of average annual total return for a portfolio will be expressed in terms of the average annual compounded rate of return of a hypothetical investment in the portfolio's Class O shares, and the portfolio's Class O shares adjusted to reflect the Advisor Class 12b-1 fees for Advisor Class returns, over certain periods that will include periods of one, five, and ten years (or, if less, up to the life of the portfolio), calculated pursuant to the following formula: P (1 + T)**n = ERV (where P = a hypothetical initial payment of $1,000, T = the average annual total return, n = the number of years, and ERV = the ending redeemable value of a hypothetical $1,000 payment made at the beginning of the period). Quotations of total return may also be shown for other periods. All total return figures reflect the deduction of a proportional share of Portfolio expenses on an annual basis, and assume that all dividends and distributions are reinvested when paid. The average annual total return for each of the portfolios for the following periods ended December 31, 2008 was:


                                                          Since Inception
                                     One     Five    Ten   (if less than
Portfolio                            Year    Years  Years   ten years)

Asset Director Class O              -25.44%    0.79%  5.07%      NA*
Asset Director Advisor Class        -25.74%    0.50%  4.76%      NA**
Investment Grade Bond Class O        -0.95%    3.08%  4.45%      NA*
Investment Grade Bond Advisor Class  -1.25%    2.78%  4.14%      NA**
Money Market Class O                  2.15%    3.02%  3.08%      NA*
Money Market Advisor Class            1.85%    2.71%  2.77%      NA**
Socially Responsive Class O         -36.80%    NA***  NA***      3.47%***
Socially Responsive Advisor Class   -37.06%    NA***  NA***      3.14%***
Value Class O                       -36.94%   -1.29%  4.44%      NA*
Value Advisor Class                 -37.13%   -2.19%  4.12%      NA**


* commenced operations April 10, 1990.

** commenced operations on April 14, 2003; returns are based on Class O returns, adjusted for 12b-1 charged by Advisor Class.

*** commenced operations on March 31, 2006.


Performance information for a portfolio may be compared, in advertisements, sales literat/re, and reports to shareholders to: (1) the Standard & Poor's 500 Composite Stock Price Index ("S&P 500"), Merrill Lynch 90 Day T-Bill Index, and the Barclays Capital U.S. Aggregate Index, or other indices that measure performance of a pertinent group of securities; (2) other groups of mutual funds tracked by services, companies, publications or persons who rank mutual funds on overall performance or other criteria; and (3) the Consumer Price Index (measure for inflation) to assess the real rate of return from an investment in the portfolio. Unmanaged indices may assume the reinvestment of dividends but generally do not reflect deductions for administrative and management costs and expenses.

Quotations of yield or total return for the Fund will not take into account charges and deductions against any Separate Account or Accounts to which the Fund shares are sold or charges and deductions against the life or annuity contracts issued by AUL.

Performance information for any portfolio reflects only the performance of a hypothetical investment in the portfolio during the particular time period on which the calculations are based. Performance information should be considered in light of the portfolio's investment objectives and policies, and the market conditions during the given time period, and should not be considered as a representation of what may be achieved in the future.

                                    TAXATION

The following is a summary of certain United States federal income tax consequences relating to the ownership of shares in the Fund by the separate accounts of American United Life Insurance Company(R) for the purpose of funding variable insurance policies. Unless otherwise stated, this summary deals only with the status of each portfolio as a regulated investment company under Subchapter M of the Internal Revenue Code (the "Code") and the application of the diversification rules under section 817(h) of the Code. It does not deal with any other federal, state; local or foreign tax consequences, including the possible effect of leveraged investments or the treatment of hedging devices. It also does not deal with insurance companies that are not domiciled in the United States. This summary is based on the Code, United States Treasury regulations thereunder (the "Treasury Regulations") and administrative and judicial interpretations thereof, as of the date hereof, all of which are subject to change, possibly on a retroactive basis. Any such changes may be applied retroactively in a manner that could cause the tax consequences to vary substantially from the consequences described below, possibly adversely affecting a beneficial owner of the Fund.

PROSPECTIVE INSURANCE COMPANY SHAREHOLDERS ARE URGED TO CONSULT THEIR ADVISORS WITH REGARD TO THE TAX CONSEQUENCES OF THE PURCHASE, OWNERSHIP, OR DISPOSITION OF INTERESTS IN THE FUND, AS WELL AS THE TAX CONSEQUENCES ARISING UNDER THE LAWS OF ANY STATE, FOREIGN COUNTRY, OR OTHER TAXING JURISDICTION.

Federal Income Tax Status

Each portfolio intends to be taxed as a regulated investment company under Subchapter M of the Code. Accordingly, each portfolio must, among other things,
(a) derive in each taxable year at least 90percent of its gross income from dividends, interest, payments with respect to certain securities loans, and gains from the sale or other disposition of stock, securities, or foreign currencies, or other income derived with respect to its business of investing in such stock, securities or currencies; and (b) diversify its holdings so that, at the end of each fiscal quarter, (i) at least 50 percent of the value of a portfolio's total assets is represented by cash and cash items, U.S. government securities, the securities of other regulated investment companies and other securities, with such other securities limited, in respect of any one issuer, to an amount not greater than 5 percent of the value of the portfolio's total assets and 10 percent of the outstanding voting securities of such issuer, and
(ii) not more than 25 percent of the value of its total assets is invested in the securities of any one issuer (other than U.S. government securities and the securities of other regulated investment companies). Certain hedging transactions that may be undertaken by one or more portfolios may be limited by the requirements relating to a portfolio's status as a regulated investment company.

As a regulated investment company, each portfolio generally is not subject to U.S. federal income tax on income and gains that it distributes to shareholders, if at least 90 percent of a portfolio's investment company taxable income (which includes, among other items, dividends, interest and the excess of any net short-term capital gains over net long-term capital losses) for the taxable year is distributed. Each portfolio intends to distribute to its shareholders, at least annually, substantially all of its net investment income and any net capital gains.


Amounts not distributed by a portfolio on a timely basis in accordance with a calendar year distribution requirement may be subject to a nondeductible 4 percent excise tax. To avoid the tax, a portfolio must distribute during each calendar year, (1) at least 98 percent of its ordinary income (not taking into account any capital gains or losses) for the calendar year, (2) at least 98 percent of its capital gains in excess of its capital losses (adjusted for certain ordinary losses) for the twelve (12) month period ending on October 31 of the calendar year, and (3) all ordinary income and capital gains for previous years that were not distributed during such years. Each year, each portfolio will determine whether it may be subject to the calendar year distribution requirement. If a portfolio determines that it is subject to this distribution requirement, it intends to make its distributions in accordance with the calendar year distribution requirement. A distribution will be treated as paid December 31 if it is declared by a portfolio in October, November, or December of the year and paid by the portfolio by January 31 of the following year. Such distributions will be taxable to shareholders in the year in which the distributions are declared, rather than the year in which the distributions are received.


Diversification Rules

Interests in the portfolios will be held by insurance company separate accounts that are subject to the requirements of section 817(h) of the Code and the Treasury Regulations thereunder, which impose certain investment diversification requirements (the "Diversification Rules") with respect to assets held in such separate accounts. These rules apply to the investments made by separate accounts or their subaccounts (such accounts or subaccounts are referred to as "segregated asset accounts") that are used to Fund benefits under variable life insurance and annuity contracts. Each portfolio intends to comply with the Diversification Rules.

To satisfy the Diversification Rules, the regulations generally require that on the last day of each quarter of a calendar year: no more than 55 percent of the value of a portfolio's assets can be represented by any one investment; no more than 70 percent can be represented by any two (2) investments; no more than 80 percent can be represented by any three investments; and no more than 90 percent can be represented by any four (4) investments. For purposes of these rules, all securities of the same issuer generally are treated as a single investment, but each U.S. government agency or instrumentality is treated as a separate issuer. In addition, if one or more life insurance companies, as defined in the Code, own all of the interests in a regulated investment company ("RIC") or "grantor" trust, or any interest in a partnership that is not registered under the securities laws, a "look-through" rule applies to interests held by a portfolio in such RIC, trust, or partnership. Under this rule, portfolio diversification is tested by treating the portfolio as though it held directly a pro rata portion of the assets held by the RIC, trust, or partnership.

In the event that a portfolio fails to meet the Diversification Rules, then any variable contract based on that portfolio would not be treated as a life insurance or annuity contract for federal income tax purposes. For this purpose, a contract will be based on a portfolio if amounts received under such contract, or earnings thereon, are allocated to such portfolio. If a variable contract is no longer treated as a life insurance or annuity contract, then the owner of the contract would be subject to current taxation on the income on the contract for taxable years in which such failure occurs, and thereafter. If the contract is a life insurance contract under local law, however, then certain amounts paid as death benefits will be treated as amounts paid under a life insurance contract for federal income tax purposes. If the failure to meet the Diversification Rules is shown to be inadvertent, the insurance company that issued the variable contract may be permitted to bring the segregated asset account into compliance with those rules. In such case, the Diversification Rules contemplate the payment of a "toll charge" based on the tax that owners of the variable contracts that are based on the "failed" segregated asset account would have paid on the income on the contract during the period when the account failed to meet the Diversification Rules. Accordingly, compliance with the Diversification Rules, as they may be modified from time to time, is important, and will be carefully monitored by AUL. Compliance with the Diversification Rules may have the effect of reducing the return of a portfolio, as the investments and strategies utilized by a portfolio may be different from what AUL might otherwise believe to be desirable.


                             SHAREHOLDER INFORMATION

Description of Fund Shares

The Fund was incorporated under the laws of Maryland on July 26, 1989. The capitalization of the Fund consists of 620,000,000 authorized shares of common stock with a par value of $0.001 each with 8,000,000 unallocated shares. When issued, shares of the Fund are fully paid, non-assessable, and freely transferable. The Board may establish additional portfolios or classes (with different investment objectives and fundamental policies) at any time in the future. Establishment and offering of additional portfolios will not alter the rights of the Fund's shareholders. Shares do not have preemptive rights or subscription rights. In liquidation of a portfolio of the Fund, each shareholder is entitled to receive his or her pro rata share of the net assets of that portfolio.




Voting Rights

Shareholders of the Fund are given certain voting rights. Each share of each portfolio will be given one (1) vote, and each fractional share will be given a proportionate fractional vote, unless a different allocation of voting rights is required under applicable law for a mutual Fund that is an investment medium for variable insurance products.

Under the Fund's charter, the Fund is not required to hold annual meetings of shareholders to elect directors or for other purposes and it is not anticipated that the Fund will hold shareholders' meetings unless required by law or the Fund's charter. In this regard, the Fund will be required to hold a meeting to elect directors to fill any existing vacancies on the Board if, at any time, fewer than a majority of the directors have been elected by the shareholders of the Fund. In addition, the charter provides that the holders of not less than two-thirds of the outstanding shares of the Fund may remove a person serving as director either by declaration in writing or at a meeting called for such purpose. The Fund's shares do not have cumulative voting rights.

In accordance with current law, it is anticipated that AUL will request voting instructions from owners or participants of any contracts that are funded by separate accounts that are registered investment companies under the 1940 Act and will vote shares in any such separate account attributable to the contracts in proportion to the voting instructions received. AUL may vote shares of any portfolio, if any, that it owns beneficially in its own discretion. It is anticipated that one or more of AUL's separate accounts will be the sole record shareholders of the Fund.

Net Asset Value of the Fund's Shares

As indicated under "Net Asset Value" in the prospectus, the Fund's net asset value per share for the purpose of pricing purchase and redemption orders generally is determined once each business day, Monday through Friday, on which the New York Stock Exchange ("NYSE") is open for trading, as of the close of the NYSE (normally, 4:00 P.M. eastern daylight time (EDT). Net asset value will not be determined on days that the NYSE is closed, on any federal holidays or on days when AUL is not open for business. Traditionally, in addition to federal holidays, AUL is not open for business on the day after Thanksgiving.

The net asset value per share of each portfolio's shares, except the Money Market Portfolio, will fluctuate in response to changes in market conditions and other factors. The Money Market Portfolio's securities are valued using the amortized cost method of valuation. This involves valuing a money market security at cost on the date of acquisition and thereafter assuming a constant accretion of a discount or amortization of a premium to maturity, regardless of the impact of fluctuating interest rates on the market value of the instrument. While this method provides certainty in valuation, it may result in periods during which value, as determined by amortized cost, is higher or lower than the price the portfolio would receive if it sold the instrument. During such periods the yield to investors in the portfolio may differ somewhat from that obtained in a similar investment company which uses available market quotations to value all of its portfolio securities.


The SEC's regulations require the Money Market Portfolio to adhere to certain conditions in connection with using the amortized cost method of valuation. The Portfolio is required to maintain a dollar-weighted average maturity of ninety
(90) days or less, to limit its investments to instruments having remaining maturities of thirteen (13) months or less (except securities held subject to repurchase agreements having thirteen (13) months or less to maturity), and to invest only in securities determined by AUL to be of the highest quality with minimal credit risks.

Purchases and Redemptions

Shares of a portfolio may be purchased or redeemed on any day that AUL is open for business. Shares of each portfolio are sold at their respective net asset values (without a sales charge) next computed after receipt and acceptance of a purchase order by AUL at its Corporate office, on behalf of a separate account. Each portfolio reserves the right to reject or refuse, in its discretion, any order for the purchase of shares, in whole or in part. Redemptions will be effected by the separate accounts to meet obligations under the contracts. Redemptions are made at the per share net asset value next determined after receipt of the redemption request by AUL at its Corporate office, on behalf of a separate account.


Redemption proceeds normally will be paid within seven (7) days following receipt of instructions in proper form. The Fund may suspend the right of redemption of shares of any portfolio for any period: (a) during which the NYSE is closed (other than customary weekend and holiday closings) or during which trading on the NYSE is restricted; (b) when the Securities and Exchange Commission (the "SEC") determines that a state of emergency exists which may make payment or transfer not reasonably practicable; (c) as the SEC may by order permit for the protection of the security holders of the Fund; or (d) at any other time when the Fund may, under applicable laws and regulations, suspend payment on the redemption of its shares.

Custodian, Transfer Agent, and Dividend Disbursing Agent

The BNY Mellon Servicing serves as the Fund's custodian and dividend dispersing agent. Unified Fund Services, Inc. serves as the Fund's transfer agent.

Independent Registered Public Accounting Firm

PricewaterhouseCoopers LLP serves as independent registered public accounting firm of the Fund and performs certain accounting and auditing services for the Fund.

Legal Counsel

Dechert LLP has passed upon certain legal matters in connection with the shares offered by this prospectus, and also acts as outside counsel to the Fund.

Code of Ethics

The Fund and AUL have adopted a Code of Ethics. Under the provisions of the Codes, personnel of the Fund and AUL may not knowingly, within certain time periods, purchase or sell any security in which the Fund may invest unless it is determined that, in view of the nature of and the market for the security, such a purchase or sale will not affect the price paid or received by the Fund for the security. Copies of these Codes of Ethics may be reviewed and copied at the Public Reference Room of the Securities and Exchange Commission. For more information about the Public Reference Room, call 1-202-942-8090. They are also available from the SEC's EDGAR database Information at http://www.sec.gov. Copies of the Codes can also be obtained, after payment of a fee for duplication, by writing the Public Reference Section of the SEC, Washington, D.C. 20549-0102 or by electronic request at publicinfo@sec.gov.

                              FINANCIAL STATEMENTS


The Financial Statements of the Fund, as of December 31, 2008, including the Notes thereto, are incorporated by reference in the statement of additional information from the Annual Report of the Fund as of December 31, 2008. The Financial Statements have been audited by PricewaterhouseCoopers LLP, the independent registered public accounting firm for the Fund. Management's Discussion and Analysis is contained in the Fund's Annual Report, which is available without charge and may be obtained by writing to the Fund at One American Square, Indianapolis, IN 46282 or by calling the Fund at (800) 249-6269

                                   APPENDIX I


                   CORPORATE BOND AND COMMERCIAL PAPER RATINGS


CORPORATE BONDS


Bonds rated Aa by Moody's  Investors  Service,  Inc.  ("Moody's")  are judged by

Moody's to be of high quality by all  standards.  Together  with bonds rated Aaa

(Moody's  highest  rating) they comprise what are generally  known as high-grade bonds. Aa bonds are rated lower than Aaa bonds because margins of protection may not be as large as those of Aaa bonds, or fluctuation of protective elements may be of greater  amplitude,  or there may be other elements present which make the long-term risks appear somewhat larger than those  applicable to Aaa securities.

Bonds which are rated A by Moody's possess many favorable investment  attributes and are to be  considered  as upper  medium-grade  obligations.  Factors  giving security to principal and interest are considered adequate,  but elements may be present which suggest a susceptibility to impairment some time in the future.



Moody's Baa rated bonds are considered medium-grade obligations,  i.e., they are neither highly  protected nor poorly  secured.  Interest  payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be  characteristically  unreliable over any great length of time.

Such  bonds lack  outstanding  investment  characteristics  and,  in fact,  have speculative characteristics as well.



Bonds  rated AA by  Standard  & Poor's  are  judged by  Standard  & Poor's to be high-grade  obligations  and in the majority of  instances  differ only in small degree from issues rated AAA (Standard & Poor's highest rating). Bonds rated AAA are  considered  by Standard & Poor's to be the highest  grade  obligations  and possess the ultimate  degree of protection  as to principal  and interest.  Bond prices move  inversely with interest  rates.  Bonds rated A by Standard & Poor's have a strong capacity to pay principal and interest, although they are somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions.


Standard  &  Poor's  BBB  rated  bonds,  or  medium-grade  category  bonds,  are borderline  between definitely sound obligations and those where the speculative elements  begin to  predominate.  These bonds have adequate  asset  coverage and normally  are  protected  by  satisfactory  earnings.  Their  susceptibility  to changing conditions, such as recessions and robust economic growth, necessitates constant  attention.  These bonds  generally are more responsive to business and trade  conditions  than to  interest  rates.  This  group  is the  lowest  which qualifies for commercial bank investment.





COMMERCIAL PAPER



The prime  rating  ("P") is the  highest  commercial  paper  rating  assigned by

Moody's.  Among the factors  considered by Moody's in assigning  ratings are the following:  (1)  evaluation  of the  management  of  the  issuer;  (2)  economic

evaluation  of  the  issuer's   industry  or  industries  and  an  appraisal  of

speculative-type risks which may be inherent in certain areas; (3) evaluation of the issuer's  products in relation to competition and customer  acceptance;  (4)

liquidity;  (5) amount and quality of long-term debt; (6) trend of earnings over a period of ten  years;  (7)  financial  strength  of a parent  company  and the relationships  which exist with the issuer; and (8) recognition by management of obligations  which may be  present  or may arise as a result of public  interest questions and preparations to meet such  obligations.  Issuers within this prime category may be given ratings 1, 2 or 3, depending on the relative  strengths of these factors.



Commercial paper rated A by Standard & Poor's has the following characteristics:

(1)  liquidity  ratios are  adequate to meet cash  requirements;  (2)  long-term senior debt rating should be A or better, although in some cases BBB credits may be allowed if other factors  outweigh the BBB; (3) the issuer should have access to at least two  additional  channels of borrowing;  (4) basic earnings and cash flow should have an upward trend with allowances made for unusual circumstances;

and (5)  typically  the issuer's  industry  should be well  established  and the issuer should have a strong position within its industry and the reliability and quality  of  management  should be  unquestioned.  Issuers  rated A are  further referred to by use of numbers 1, 2 and 3 to denote relative strength within this highest classification.

--------------------------------------------------------------------------------

We have not authorized  anyone to provide you with information that is different from the  information  in this statement of additional  information.  You should only rely on the  information  in this sttement of additional  information or in the propsectus or in other information provided to you by us.


There is a prospectus that has general information about the fund. The fund also files annual and  semi-annual  reports with the SEC. These reports  provide more information  about the fund's  investments.  The annual  report  also  discusses market  conditions and investment  strategies  that  significantly  affected the fund's performance in 2008.


You may  request  a free  copy of the  propsectus  or a copy  of the  annual  or semi-annual reports by writing us at One American Square, Indianapolis,  Indiana

46282 or by calling us at (800) 249-6269.  If you have other questions,  call or write us.


Information  about the fund can also be reviewed  and copied at the SEC's Public

Reference  Room in  Washington,  D.C.  or may be  obtained by calling the SEC at

(800)  SEC-0330.  Reports and other  information are also available on the SEC's

Internet site at  http://www.sec.gov.  Copies of this information can be ordered by writing the Public Reference Section o fthe SEC, Washington, D.C. 20549-6009.

The SEC will charge a duplicating  fee for this service.  This  information  may also be  obtained  by  e-mailing  your  requet  to  public.info@sec.gov.  Please reference the fund's Investment Company Act file number in your correspondence.


The Fund has filed a  registration  statement  with the SEC under the Securities

Act of 1933 and the Investment  Company Act of 1940, as ameneded,  that provides information  about the fund's  securities.  This  information is incorporated by reference.


The products  described herein are not insured by the Federal Deposit  Insurance

Corporation;  are not deposits or other obligations of the financial institution and are  not  guaranteed  by the  financial  institution;  and  are  subject  to

investment   risks,   including   possible  loss  of  the  principal   invested.

--------------------------------------------------------------------------------


                             OneAmerica Funds, Inc.

                      Variable Life and Annuity Contracts

                                    Sold By

                   AMERICAN UNITED LIFE INSURANCE COMPANY (R)

                              One American Square

                          Indianapolis, Indiana 46282

                      STATEMENT OF ADDITIONAL INFORMATION


                               DATED: May 1, 2009




Investment Company Filing No.:  811-05850

--------------------------------------------------------------------------------

                            Part C: Other Information



--------------------------------------------------------------------------------

ITEM 23:  Exhibits

--------------------------------------------------------------------------------


  (a)(1)  Articles of Incorporation of Registrant.......................     (1)

  (a)(2)  Articles Supplementary of Registrant...................(1,4,5,7,10,11)

  (a)(3)  Form of Articles Supplementary...............................      (6)

  (b)     By-laws of Registrant........................................(1,10,14)

  (c)     Not applicable

  (d)     Investment Advisory Contract and Addenda to Agreement

            between Registrant and American United Life Insurance

            Company and the Expense Limitation Agreement between

            Registrant and American United Life Insurance Company.(1,2,5,7,8,12)

  (e)     Not applicable

  (f)     Not applicable

  (g)     Form of Custody Agreement between Registrant and Bank of

            New York, Fee Schedule, and Amendment(s)....................  (1,12)

  (h)(1)  Form of Fund Accounting Agreement between Registrant and Bank of New York, Fee Schedule, and Amendment(s)........(1,7,12)

  (h)(2)  Form of Administration Agreement between Registrant and

            Bank of New York, Fee Schedule and Amendment(s).............  (7,12)

  (h)(3)  Form of Transfer Agency Agreement between Registrant and

            Unified Fund Services.......................................    (12)

  (h)(4)  Form of Trading Agreement between Registrant and American

            United Life Insurance Company...............................    (12)

  (h)(5)  Form of Amendment to Mutual Fund Services Agreement between Registrant
            and Unified Fund Services...................................    (15)

  (i)     Opinion and Consent of Counsel................................     (1)

  (j)     Consent of Independent Auditors...............................    (15)

  (k)     Not applicable

  (l)     Not applicable

  (m)(1)  Form of 12b-1 Plan.......................................(12, 14, 15)

(m)(2) Form of Related Agreement...................................(12, 14, 15)

  (n)     Form of 18f-3 Plan............................................     (6)

  (o)     Reserved

  (p)     Code of Ethics.............................................  (12, 15)

  (q)(1)  Powers of Attorney...........................................(14, 15)

  (q)(2)  Rule 483 Certified Resolution.................................    (15)

--------------------------------------------------------------------------------


(1)  Filed in Registrant's Post Effective  Amendment No. 11, Form N-1A, File No.

     33-30156, on April 30, 1998.


(2)  Filed in Registrant's Post Effective  Amendment No. 13, Form N-1A, File No.

     33-30156, on April 30, 1999.


(3)  Filed in Registrant's Post Effective  Amendment No. 14, Form N-1A, File No.

     33-30156, on April 26, 2000.


(4)  Filed in Registrant's Post Effective  Amendment No. 15, Form N-1A, File No.

     33-30156, on April 27, 2001.


(5)  Filed in Registrant's Post Effective  Amendment No. 16, Form N-1A, File No.

     33-30156, on May 1, 2002.


(6)  Filed in Registrant's Post Effective  Amendment No. 17, Form N-1A, File No.

     33-30156, on January 31, 2003.


(7)  Filed in Registrant's Post Effective  Amendment No. 18, Form N-1A, File No.

     33-30156, on March 28, 2003.


(8)  Filed in Registrant's Post Effective  Amendment No. 20, Form N-1A, File No.

     33-30156, on April 28, 2004.


(9) Filed in Registrant's Post Effective  Amendment No. 21, Form N-1A, File No.

     33-30156, on February 28, 2005.


(10) Filed in Registrant's Post Effective  Amendment No. 22, Form N-1A, File No.

     33-30156, on April 29, 2005.


(11) Filed in Registrant's Post Effective  Amendment No. 23, Form N-1A, File No.

     33-30156, on December 23, 2005.


(12) Filed in Registrant's Post Effective  Amendment No. 25, Form N-1A, File No.

     33-30156, on April 28, 2006.


(13) Filed in Registrant's Post Effective  Amendment No. 26, Form N-1A, File No.

     33-30156, on May 1, 2007.


(14) Filed in Registrant's Post Effective  Amendment No. 27, Form N-1A, File No.

     33-30156, on May 1, 2008.


(15) Filed in Registrant's Post Effective  Amendment No. 28, Form N-1A, File No.

     33-30156, on April 14, 2009.

--------------------------------------------------------------------------------

Item 24:  Persons Controlled by or Under Common Control with the Fund

--------------------------------------------------------------------------------


AMERICAN  UNITED LIFE INSURANCE  COMPANY  ("AUL") is a stock  insurance  company existing under the laws of the State of Indiana. It was originally  incorporated as a  fraternal  society  on  November  7, 1877,  under the laws of the  federal government  and  reincorporated as a mutual insurance company under the laws of the State of Indiana in 1933. On December 17, 2000,  AUL converted from a mutual life insurance company to a stock life insurance company  ultimately  controlled by a mutual holding company, American United Mutual Insurance Holding Company.


AMERICAN UNITED MUTUAL INSURANCE HOLDING COMPANY  ("AUMIHC") is a mutual holding company  created on December 17,  2000,  under the laws of the state of Indiana.

The rights of policyowners of American United Life Insurance Company,  including the right to elect directors to the Board of Directors, reside with this entity,

which must hold at least 51% of the voting stock of the stock  holding  company,

OneAmerica Financial Partners, Inc.


AUL  AMERICAN  INDIVIDUAL  VARIABLE  LIFE UNIT TRUST (File No.  811-8311),  is a

separate  account of AUL,  organized  for the purpose of the sale of  individual variable life insurance products.


AUL AMERICAN UNIT TRUST (File No. 811-5929),  AUL AMERICAN INDIVIDUAL UNIT TRUST

(File No.  811-8536),  and AUL AMERICAN  INDIVIDUAL  VARIABLE ANNUITY UNIT TRUST

(File No. 811-9193) are separate  accounts of AUL,  organized for the purpose of the sale of group and individual variable annuity contracts, respectively.


AUL REINSURANCE  MANAGEMENT SERVICES, LLC ("RMS") is a limited liability company organized  under the laws of Indiana on November 3, 1999.  RMS is a  reinsurance

manager.   Since  divestiture  of  AUL's  life reinsurance  division, most reinsurance  and AUL Long  Term  Care  Solutions,  Inc.  were  transferred  to

Employers Reinsurance  Corporation on July 1, 2002.  AUL has a

GE 100% equity interest in AUL Reinsurance Management Services Canada, Ltd.


FOUNTAIN SQUARE LIFE REINSURANCE COMPANY ("Fountain Square") was incorporated on

December 31, 2002 and is a company  domiciled  in the Turks and Caicos,  British

West Indies  whose  business is the  reinsurance  of credit life and  disability risks issued  through its parent,  Fifth-Third  Banc Corp. The new entity is the successor of its predecessor, Fountain Square Insurance Company, by operation of law and possesses all of the rights and powers of its predecessor and is subject to all the restrictions,  debts,  liabilities,  etc., of the former entity.  AUL received  260 shares of  preferred  stock of Fountain  Square,  in exchange  for

26,000 shares of preferred stock of Fountain Square Insurance Company. AUL owned the same percentage of the  outstanding  stock of Fountain Square as it owned in

Fountain Square Insurance  Company.  The Fountain Square Insurance Company stock was  valued at  $96.16  per share  and the  Fountain  Square  stock is valued at

$9,616.00  per share.  On December 23,  2003,  AUL  invested  $2,501,031.75  and received 260 shares of preferred  stock in Fountain  Square.  As a result of the transaction, AUL has acquired a 20.6% equity interest in that company.


ONEAMERICA FINANCIAL PARTNERS,  INC. ("OAFP") is the stock holding company which owns all of the shares of American  United Life Insurance  Company,  formerly an

Indiana  mutual  insurance  company,  which is now an  Indiana  stock  insurance company.


ONEAMERICA  SECURITIES,  INC.  (broker-dealer  No.  801-56819) is a wholly owned subsidiary  of AUL  and  was  incorporated  on  June  4,  1969,  and  acts  as a broker-dealer  of  securities  products.  On January  1, 2002,  the name of this corporation  was  changed.  The prior  name was AUL  Equity  Sales  Corp.  As of

December 31, 2008, the total number of shares,  all without par value,  that the corporation is authorized to issue is 1,000 shares. As of December 31, 2008, 400 shares are issued and outstanding,  all of which were purchased and are owned by

AUL. As a result of the transaction,  AUL has acquired a 100% equity interest in that company.


PIONEER MUTUAL LIFE INSURANCE  COMPANY A STOCK SUBSIDIARY OF AUMIHC  ("Pioneer")

is a North Dakota domestic  insurance  company whose  principal  business is the sale of life  insurance  policies and annuity  contracts.  During  calendar year

2001,  Pioneer,  pursuant  to the  authority  of the North  Dakota  and  Indiana

Insurance Commissioners,  and with the approval of its members, reorganized from a mutual insurance company to become part of AUMIHC.  Effective January 1, 2002,

Pioneer is wholly owned by OneAmerica,  which is wholly owned by AUMIHC, and its former members are now voting members of AUMIHC. As a result of the transaction,

AUL has acquired a 0% equity interest in that company.


R. E. MOULTON, INC. ("RE Moulton") is a Massachusetts corporation operating as a managing  general  agent for employer  stop-loss  insurance  policies  issued to self-funded  employee  benefit  plans.  Effective  October 1,  2003,  OneAmerica purchased 100% of the outstanding stock of R.E.  Moulton,  Inc. for $27,400,000.

As a result of this  transaction,  AUL has acquired a 0% equity interest in that company.


REGISTRANT,  ONEAMERICA  FUNDS,  INC.  (the  "Fund")  (File  No.  811-5850)  was

incorporated  under the laws of  Maryland on July 26,  1989,  and is an open-end management  investment  company under the Investment Company Act of 1940. It was established for the primary purpose of providing a funding vehicle for group and individual variable annuity contracts known as American Series Contracts. On May

1,  2002,  the name of this  corporation  was  changed.  The prior  name was AUL

American  Series  Funds,  Inc. As of December  31,  2008,  there are 620 million authorized shares; currently, 612 million shares have been allocated and issued.

AUL owns 0.00 percent of the Value  portfolio,  0.00  percent of the  Investment

Grade Bond  portfolio,  0.00  percent  of the Asset  Director  portfolio,  76 percent  of the  Socially  Responsive  portfolio  and 0.00  percent of the Money

Market portfolio shares as of December 31, 2008. As a result of the transaction,

the separate accounts of AUL have acquired a 99.89% equity interest in the fund.


THE STATE LIFE INSURANCE  COMPANY  ("State  Life") is an Indiana  domestic stock subsidiary of AUMIHC whose principal  business is the sale of life insurance and long-term  care  insurance  products.  State Life became  part of the  insurance holding company system on September 23, 1994.  During calendar year 2004,  State

Life,  pursuant to the authority of the Indiana Insurance  Commissioner and with the  approval of its members,  reorganized  from a mutual  insurance  company to become a stock  insurance  subsidiary  of AUMIHC.  Effective  December 30, 2004,

State Life is wholly owned by OneAmerica,  which is wholly owned by AUMIHC,  and its  former  members  are now  voting  members  of  AUMIHC.  As a result  of the transaction, AUL has acquired a 0% equity interest in that company.





--------------------------------------------------------------------------------

Item 25:  Indemnification

--------------------------------------------------------------------------------


Reference is made to Article VII of the Registrant's  Articles of Incorporation

and to Article XI of the Registrant's By-laws, both of which are incorporated by reference herein.


Insofar as indemnification  for liabilities  arising under the Securities Act of

1933 may be permitted to  directors,  officers  and  controlling  persons of the

Registrant by the Registrant  pursuant to the Fund's Articles of  Incorporation,

its By-laws or  otherwise,  the  Registrant  is aware that in the opinion of the

Securities  and Exchange  Commission,  such  indemnification  is against  public policy as expressed in the Act, and therefore,  is  unenforceable.  In the event that a claim  for  indemnification  against  such  liabilities  (other  than the payment by the Registrant of expenses incurred or paid by directors, officers or controlling  persons of the Registrant in connection with the successful defense of any act,  suit or  proceeding)  is  asserted by such  directors,  officers or controlling  persons  in  connection  with  the  shares  being  registered,  the

Registrant  will,  unless in the  opinion  of its  counsel  the  matter has been settled by controlling precedent,  submit to a court of appropriate jurisdiction the question  whether such  indemnification  by it is against  public  policy as expressed  in the Act and will be  governed  by the final  adjudication  of such issues.



--------------------------------------------------------------------------------

ITEM 26:  Business and Other Connections of the Investment Adviser

--------------------------------------------------------------------------------


The business and other connections of Registrant's investment adviser are described in Part B of this Registration Statement and in Item 25 above.

--------------------------------------------------------------------------------

ITEM 26:  Business and Other Connections of the Investment Adviser (Con't.)

--------------------------------------------------------------------------------


Information relating to the Adviser's officers and directors is provided herein.


                                    Positions and Offices with AUL

                                   and Principal Occupations During

Name and Address                         the Past Five Years

----------------                   --------------------------------



Dayton H. Molendorp*               Chairman of the Board, Chairman, AUL (2/2007 to Present)President and Chief

                                   Executive Officer, AUL (9/04 - present); Chairman of the Board, OneAmerica Financial

                                   Partners, Inc. (9/04 - present); Chairman of the Board and  President, The State Life

                                   (Insurance Company 2/03 - present);  Director, AUL, (12/00 - present);

                                   Chairman of the Board, President and Director, Pioneer Mutual Life Insurance Company

                                   (2/02 - present)


J. Scott Davison*                  Chief Financial Officer, AUL (6/04 - present); Senior Vice President,

                                   Strategic Planning and Corporate Development, AUL (7/02 - present);

                                   Director, AUL (7/02 - present)


Constance E. Lund*                 Senior Vice President, Corporate Finance (1/00 - present);

                                   Director, AUL, (12/00 - present)


Mark C. Roller*                    Senior Vice President, Human Resources & Corporate Support,

                                   (12/01 - present); Director, AUL (12/01 - present)


G. David Sapp*                     Senior Vice President, Investments (1/92 - present);

                                   Director, AUL (12/00 - present)


Thomas M. Zurek*                   General Counsel & Secretary (8/02 - present);

                                   Director, AUL (8/02 - present); Secretary, State Life Insurance

                                   Company (8/02 - present)


----------------------------------------------

*One American Square, Indianapolis, Indiana 46282



--------------------------------------------------------------------------------

ITEM 27: Principal Underwriters

--------------------------------------------------------------------------------


Not applicable.


--------------------------------------------------------------------------------

Item 28:  Location of Accounts and Records

--------------------------------------------------------------------------------


The Registrant and its Advisor  maintain, at the Fund's  principal office located at One American Square,  Indianapolis,  Indiana,  46282,  physical possession of each account,  book or other document,  and  shareholder  records as required by Section 31(a) of the 1940 Act and rules thereunder. Certain records with respect to the Portfolios of the Fund may be kept by the Fund's custodian.


--------------------------------------------------------------------------------

Item 29:  Management Services

--------------------------------------------------------------------------------


There are no  management-related  service  contracts  not discussed in Part A or

Part B.


--------------------------------------------------------------------------------

ITEM 30:  Undertakings

--------------------------------------------------------------------------------


Not applicable.

                                   SIGNATURES

     Pursuant to the requirements of the Securities Act and the Investment Company Act, the Fund certifies that it meets all requirements for effectiveness of this post-effective amendment to this registrations statement under Rule 485(b) under the Securities Act and has duly caused this post-effective amendment to the registration statement to be signed on its behalf by the undersigned, duly authorized, in the City of Indianapolis, and State of Indiana on the 14th day of April, 2009.

                                        OneAmerica Funds, Inc.


                                        ________________________________________

                                        By: J. Scott Davison*, President

By:  /s/ Richard M. Ellery
    ___________________________________________

    *Richard M. Ellery as  Attorney-in-fact




Pursuant  to  the  requirements  of  the  Securities  Act,  this  post-effective amendment to the  registration  statement has been signed below by the following persons in the capacities and on the dates indicated.




Signature                          Title                         Date

---------                          -----                         ----



_________________________________  President                  April 14, 2009
J. Scott Davison*

_________________________________  Assistant Secretary        April 14, 2009
Richard M. Ellery*


_________________________________  Director & Chairperson     April 14, 2009
Jean L. Wojtowicz*                 of the Board


_________________________________  Director                   April 14, 2009
William R. Brown*


_________________________________  Director                   April 14, 2009
Stephen J. Helmich*


_________________________________  Treasurer (Principal       April 14, 2009
Constance E. Lund*                 Financial and Accounting
                                   Officer)


_________________________________  Assistant Treasurer        April 14, 2009
Daniel Schluge*


_________________________________  Director                   April 14, 2009
K. Lowell Short, Jr.*


_________________________________  Director                   April 14, 2009
Gilbert F. Viets*

_________________________________  Secretary                  April 14, 2009
Thomas M. Zurek*

By: /s/ Richard M. Ellery

      _______________________________________
     *Richard M. Ellery as  Attorney-in-fact


Date: April 14, 2009

                                  EXHIBIT LIST

 Exhibit No.

in Form N1-A        Exhibit

  Item 23         Numbered As             Name of Exhibit

------------      -----------             ---------------
  Item 23 (h)(5)   EX-99                  Form of Amendment to Mutual Fund
                                          Services Agreement between Registrant
                                          and Unified Fund Services

  Item 23 (m)(1)   EX-99                  Form of 12b-1 Plan

  Item 23 (m)(2)   EX-99                  Form of Related Agreement

  Item 23 (m)(2)(q)EX-99                  Code of Ethics

  Item 23(j)       EX-99                  Consent of Independent Auditors

  Item 23(q)(1)    EX-99                  Powers of Attorney

  Item 23(q)(2)    EX-99                  Rule 483 Certified Resolution